EXHIBIT 10.4

*** CERTAIN CONFIDENTIAL

INFORMATION CONTAINED IN THIS

DOCUMENT (INDICATED BY

ASTERISKS) HAS BEEN OMITTED

AND FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT UNDER 17 C.F.R.

SECTIONS 200.80(B)(4), 200.83 AND

230.406.

LOAN AND SECURITY AGREEMENT

AMONG

BARBEQUES GALORE, INC.,

a California corporation

AND

BARBEQUES GALORE.ONLINE,

a California corporation

AND

UNION BANK OF CALIFORNIA, N.A.

November 23, 2004

-i-

TABLE OF CONTENTS

(continued)

			Page
	3.8	Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness	15

	3.9	Government Regulation	15

	3.10	Margin Regulations	15

	3.11	Taxes	16

	3.12	ERISA	16

	3.13	Litigation	17

	3.14	Intellectual Property	17

	3.15	Full Disclosure	17

	3.16	Hazardous Materials	17

	3.17	Insurance	18

	3.18	Franchisee Accounts	18

	3.19	Inventory	19

	3.20	Payment of Obligations	20

	3.21	Conduct of Business	20

	3.22	Further Assurances; Schedule Supplements; Other Matters	20

	3.23	Collections and Proceeds of Collateral	21

	3.24	Financial Covenants	22

4.	NEGATIVE COVENANTS		22

	4.1	Borrower covenants and agrees (for itself and each of its Subsidiaries) that, without Bank’s prior written consent, from the Closing Date until the Termination Date, Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise:	22

5.	FINANCIAL REPORTS		24

	5.1	Reports and Notices	24

	5.2	Other Reports	26

6.	CREATION OF SECURITY INTEREST		26

	6.1	Grant of Security Interest	26

	6.2	Bank’s Rights	27

	6.3	Power of Attorney	28

	6.4	Grant of License to Use Intellectual Property Collateral	29

	6.5	Reinstatement	29

-ii-

TABLE OF CONTENTS

(continued)

-iii-

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”), is entered into as of November 23, 2004, by and among BARBEQUES GALORE, INC., a California corporation, and BARBEQUES GALORE.ONLINE, a California corporation (jointly and severally referred to herein, as “Borrower”), and UNION BANK OF CALIFORNIA, N.A. (“Bank”).

Capitalized terms used in this Agreement shall have the meanings ascribed to them in Schedule A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern.

In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, and Bank agree as follows:

1. AMOUNT AND TERMS OF CREDIT

1.1 Revolving Loans.

(a) Advances. Subject to the terms and conditions of this Agreement, Bank shall extend Revolving Loans to Borrower from time to time until the Commitment Maturity Date. The aggregate amount of Revolving Loans outstanding shall not exceed at any time Borrowing Availability. Borrower may repay at any time any outstanding Revolving Loans prior to the Commitment Maturity Date and any amounts so repaid may be reborrowed, up to Net Borrowing Availability. Revolving Loans shall be evidenced by and repayable in accordance with the terms of this Agreement.

(b) Overadvances. Borrower shall immediately repay any Overadvance. Overadvances constitute Obligations that are secured by the Collateral and entitled to all of the benefits of the Loan Documents.

(c) Request and Disbursement. Each request for a Revolving Loan shall, among other things, specify (1) the date of the proposed Revolving Loan, which shall be a Business Day, (2) the amount of the Revolving Loan, (3) whether it is to be a Reference Rate Loan or a LIBOR Loan, and (4) the LIBOR Loan Period, if applicable. Any notice in connection with a requested Revolving Loan under this Agreement that is received by Bank after 11:00 a.m. (Pacific time) on any Business Day, or at any time on a day that is not a Business Day, shall be deemed received by Bank on the next Business Day. Prior to 3:00 p.m. (Pacific Time) on the date of a Revolving Loan, Bank shall, subject to the satisfaction of the conditions set forth in Section 2.2, disburse the amount of the requested Revolving Loan by deposit into the Disbursement Account.

1.2 RESERVED.

1.3 RESERVED.

1.4 RESERVED.

1.5 Interest Rate Election Provisions.

(a) Any Revolving Loan shall, at the option of Borrower, be made either as a Reference Rate Loan or as a LIBOR Loan; provided, that if written notice of a Default or Event of Default has occurred and is continuing, all Revolving Loans shall be made as Reference Rate Loans. If Borrower fails to give notice to Bank specifying whether any LIBOR Loan is to be repaid or reborrowed on a Payment Date, such LIBOR Loan shall be repaid and then reborrowed as a Reference Rate Loan on the Payment Date. Borrower shall give to Bank irrevocable notice of a request for a LIBOR Loan by telephone or facsimile transmission not later than two Business Days prior to the date of the proposed LIBOR Loan. Bank shall determine the applicable LIBOR Basis as of the second Business Day prior to the date of the requested LIBOR Loan. Each determination by Bank of a LIBOR Basis shall, absent manifest error, be deemed final, binding, and conclusive upon Borrower. The LIBOR Loan Period for each LIBOR Loan shall be fixed at one, two, three, or six months. With respect to LIBOR Loans, (i) each LIBOR Loan shall be in a principal amount of not less than $500,000 and in an integral multiple of $500,000, and (ii) at no time shall there be more than five tranches of LIBOR Loans outstanding.

(b) At least two Business Days prior to each Payment Date for a LIBOR Loan, Borrower shall give irrevocable written notice to Bank specifying whether all or a portion of such LIBOR Loan outstanding on the Payment Date (i) is to be repaid and then reborrowed in whole or in part as a new LIBOR Loan, in which case such notice shall also specify the LIBOR Loan Period that Borrower shall have selected for such new LIBOR Loan; provided, that if a Default or Event of Default has occurred and is continuing, then Borrower shall not have the option to repay and then reborrow such LIBOR Loan as a new LIBOR Loan, (ii) is to be repaid and then reborrowed in whole or in part as a Reference Rate Loan, or (iii) is to be repaid and not reborrowed; provided, that any such reborrowings described in clause (i) above shall be in a principal amount of not less than $500,000 and in an integral multiple of $500,000. Upon such Payment Date such LIBOR Loan will, subject to the provisions of this Agreement, be so repaid and, as applicable, reborrowed. Bank shall, upon the reasonable request of Borrower from time to time, provide to Borrower such information with regard to the LIBOR Basis as Borrower may request.

1.6 Letters of Credit.

(a) Issuance. Subject to the terms and conditions of this Agreement, Bank agrees to incur, from time to time until the Commitment Maturity Date, upon the request of Borrower and for Borrower’s account, Letter of Credit Obligations by causing Letters of Credit to be issued by Bank. The aggregate face amount of all Letters of Credit outstanding at any time shall not exceed ***; provided, that at no time shall the aggregate face amount of all Letters of Credit outstanding; plus, the outstanding Revolving Loans; plus, the sum of the Dilution Reserve, the Rent Reserve, if any, the Bank Products Reserve, if any, and any other reserves established by Bank at such time and designated by Bank to be a reserve against Borrowing Availability, exceed the Borrowing Availability. The expiration date of any Letter of

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Credit shall not be later than the earlier of (i) 365 days from the date of issuance of such Letter of Credit and (ii) the Commitment Maturity Date. No Letter of Credit shall have any automatic or “evergreen” renewal provisions.

(b) Advances Automatic. In the event that Bank shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Loan under Section 1.1(a) notwithstanding Borrower’s failure to satisfy the conditions precedent set forth in Section 2.

(c) Fees and Expenses. Borrower shall pay to Bank, as compensation for the Letter of Credit Obligations incurred hereunder, immediately upon demand, all amounts necessary for Bank to meet all disbursements and payments of any kind or character, together with the Letter of Credit Fee and any interest, commissions and other charges, which Bank has incurred or will incur or to which Bank is entitled in connection with the Letters of Credit or any draft drawn thereunder; provided, that prior to the Commitment Maturity Date, to the extent Revolving Loans are available and to the extent no Default or Event of Default has occurred and is continuing, Borrower may, at its option, finance all or part of its reimbursement obligations under this Section 1.6 by requesting a Revolving Loan.

(d) Request for Incurrence of Letter of Credit Obligations. Borrower shall give Bank at least five Business Days’ prior written notice requesting the incurrence of any Letter of Credit Obligation, specifying the date such Letter of Credit Obligation is to be incurred, identifying the beneficiary to which such Letter of Credit Obligation relates and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to Bank). Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and approvals by Bank may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by Borrower and Bank.

(e) Obligation to Reimburse Bank. The obligation of Borrower to reimburse Bank for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities. Such obligations of Borrower shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

(1) any lack of validity or enforceability of any Letter of Credit or this Agreement or the other Loan Documents or any other agreement;

(2) the existence of any claim, set-off, defense or other right which Borrower or any of its Affiliates may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons for which any such transferee may be acting), Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

(3) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(4) payment by Bank (except as otherwise expressly provided in Section 1.6(f)(3)) under any Letter of Credit against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit;

(5) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

(6) the fact that a Default or an Event of Default shall have occurred and be continuing.

(f) Responsibilities. As between Bank and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of, any Letter of Credit by beneficiaries of any Letter of Credit. To the fullest extent permitted by law, Bank shall not be responsible: (1) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any Person in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (2) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (3) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that, in the case of any payment by Bank under any Letter of Credit, Bank shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit complies on its face with any applicable requirements for a demand for payment under such Letter of Credit; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise, whether or not they be in cipher; (5) for errors in interpretation of technical terms; (6) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or of the proceeds thereof; (7) for the credit of the proceeds of any drawing under any Letter of Credit; and (8) for any consequences arising from causes beyond the control of Bank. None of the above shall affect, impair, or prevent the vesting of any of Bank’s rights or powers under this Agreement.

(g) Governing Documents. The Letters of Credit shall be governed by this Agreement and Bank’s customary Letter of Credit application agreement to be entered into between Bank and Borrower, to the extent its terms are in addition to and not inconsistent with the terms of this Agreement. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall apply to all such Letters of Credit. Borrower shall comply with Bank’s regulations and interpretations in connection with the Letters of Credit and drafts related thereto, notwithstanding any difference in Borrower’s interpretation. Neither Bank, nor any of Bank’s correspondents, shall be liable for any error, negligence or mistake, whether of omission or commission, in following Borrower’s instructions or those contained in any Letter of Credit or draft related to any Letter of Credit or of any modification, amendment or supplement of any Letter of Credit.

1.7 Payment of Interest.

(a) Revolving Loans. Interest on Revolving Loans shall be payable as follows:

(1) Reference Rate Loans. Interest on each outstanding Reference Rate Loan shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable to Bank in arrears (i) on the first Business Day of each calendar month after the Closing Date, (ii) on the Commitment Maturity Date, and (iii) if any interest accrues or remains payable after the Commitment Maturity Date or during the continuance of an Event of Default, upon demand by Bank. Interest shall accrue and be payable on each Reference Rate Loan at a per annum interest rate equal to the Reference Rate.

(2) LIBOR Loans. Interest on each outstanding LIBOR Loan shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable to Bank in arrears (i) on the last day of the applicable LIBOR Loan Period in the case of any LIBOR Loan with a LIBOR Loan Period of one, two, or three months, (ii) on the 90th day and the last day of the applicable LIBOR Loan Period in the case of any LIBOR Loan with a LIBOR Loan Period of six months, (iii) on the Commitment Maturity Date, and (iv) if any interest accrues or remains payable after the Commitment Maturity Date or during the continuance of an Event of Default, upon demand by Bank. Interest shall accrue and be payable on each Revolving Loan made as a LIBOR Loan at a per annum interest rate equal to the LIBOR Basis applicable to such LIBOR Loan ***; provided, that if Borrower accepts the deposit account(s) and cash management service(s) offered by Bank for Borrower’s California locations in connection with the Credit Facilities within six months of the Closing Date, then such interest shall accrue and be payable on each Revolving Loan made as a LIBOR Loan at a per annum interest rate equal to the LIBOR Basis applicable to such LIBOR Loan ***.

(b) RESERVED.

(c) RESERVED.

(d) RESERVED.

(e) Default Rate. Upon written notice to Borrower of the occurrence and during the continuance of a Default or an Event of Default, interest on all outstanding Obligations shall, upon the election of Bank, confirmed by written notice from Bank to Borrower, accrue and be payable at the Default Rate. Interest accruing at the Default Rate shall be payable to Bank, on demand and in any event on the Commitment Maturity Date. Bank shall not be required to (1) accelerate the maturity of the Loans, or (2) exercise any other rights or remedies under the Loan Documents, in order to charge the Default Rate. Upon the written notice to Borrower of the occurrence and during the continuance of a Default or an Event of Default specified in Sections 7.1(e), (f), or (g), the interest rate shall be increased to the Default Rate at the Bank’s option.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Maximum Rate of Interest. In no event shall the aggregate of all interest on the Obligations charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. In the event that such a court determines that Bank has charged or received interest under this Agreement in excess of the highest applicable rate, the rate in effect under this Agreement shall automatically be reduced to the maximum rate permitted by Applicable Law and Bank shall promptly apply such excess to reduce the principal balance of the Obligations, or if the principal balance of the Obligations owing have been paid in full, Bank shall promptly apply such excess to reduce any other Obligations, and if all Obligations have been paid in full, then Bank shall refund to Borrower any interest received by Bank in excess of the maximum lawful rate; provided, that if at any time thereafter the rate of interest payable hereunder is less than the highest applicable rate, Borrower shall continue to pay interest hereunder at the highest applicable rate, until such time as the total interest received by Bank from the making of Loans hereunder is equal to the total interest that Bank would have received had the interest rate payable hereunder been (but for the operation of this Section 1.8) the interest rate payable since the Closing Date as otherwise provided in this Agreement. It is the intent of this Agreement that Borrower not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly, interest in excess of that which may be paid by Borrower under Applicable Law.

1.8 Fees. Borrower shall pay to Bank:

(a) RESERVED.

(b) Unused Line Fee. An Unused Line Fee, payable in arrears on the first Business Day of each calendar month, beginning on the first Business Day of the month following the month in which the Closing Date occurs, and on the Commitment Maturity Date.

(c) Letter of Credit Fee. A Letter of Credit Fee, payable in arrears on the first Business Day of each calendar month, and on the Commitment Maturity Date, together with all other standard and customary fees of Bank in connection with the Letters of Credit, including those fees provided for in any Letter of Credit application agreement to be entered into between Bank and Borrower and Bank’s regulations, interpretations and published schedules of fees in connection with outstanding Letters of Credit, payable in accordance with such regulations, interpretations and schedules. Upon written notice to Borrower of the occurrence and during the continuance of an Event of Default, Borrower shall, upon the election of Bank, confirmed by written notice from Bank to Borrower, pay to Bank the Default Letter of Credit Fee, which shall be payable in lieu of the Letter of Credit Fee. Upon written notice to Borrower of the occurrence and during the continuance of an Event of Default specified in Sections 7.1(e), (f), or (g), the Letter of Credit Fee shall be increased automatically to the Default Letter of Credit Fee without the necessity of any action by Bank.

(d) Audit Fee. An audit fee of $750 per day per field auditor, plus reasonable out-of-pocket expenses for each financial analysis and examination of Borrower and the Collateral performed by Bank or its agents, plus any other fees and expenses incurred by Bank with respect to any field examination of Borrower or the Collateral, when and as incurred up to a maximum number of audit days of 20 for each 12-month period prior to the Commitment Maturity Date; provided, that if a Default or Event of Default has occurred and is continuing, there shall be no maximum limit on the audit fees payable by Borrower under this Section 1.9(d). Such fee shall be fully earned when due and non-refundable when paid.

(e) RESERVED.

(f) Inventory Appraisal Fees. Bank may retain independent appraisers to conduct appraisals of the Inventory at Borrower’s reasonable expense up to a maximum amount of $20,000 every 12 months during the term of this Agreement; provided, that such limitation shall not apply if a Default or Event of Default has occurred and is continuing.

1.9 Repayment and Prepayment.

(a) Revolving Loans. Borrower shall pay the principal balance of the Revolving Loans and all other Obligations in full on the Commitment Maturity Date. The principal amount of any Reference Rate Loan may be prepaid prior to the Commitment Maturity Date at any time. The principal amount of any LIBOR Loan together with all accrued and unpaid interest thereon may be prepaid prior to the applicable Payment Date, upon five Business Days’ prior notice to Bank; provided, that Borrower shall reimburse Bank at such time for any out-of-pocket expense incurred by Bank or other Bank charges in connection with such prepayment, as set forth in Sections 1.12 and 10.2. Each notice of prepayment shall be irrevocable.

(b) RESERVED.

(c) RESERVED.

(d) RESERVED.

(e) Minimum Loan Balance. If, as of each annual anniversary of the Closing Date through the Termination Date, the average Daily Balance outstanding during such annual period shall be less than the Minimum Loan Balance, then there shall be a charge for such annual period immediately due to Bank from Borrower, in addition to any interest and other Obligations due under this Agreement, in the positive amount equal to: (i) the excess, if any, of the Minimum Loan Balance over the actual amount of the average Daily Balance so calculated; multiplied by (ii) 3%. If the result of the equation set forth in the preceding sentence is a negative amount, then no charge shall be due under this Section 1.10(e). The charge due pursuant to the terms of this Section 1.10(e) shall be immediately payable upon the earlier of (A) the date on which such charge arises during the term of this Agreement and (B) the Termination Date.

1.10 Term. The Credit Facilities shall be in effect until the Commitment Maturity Date. The Credit Facilities and all other Obligations related thereto shall be automatically due and payable in full on the Commitment Maturity Date, unless earlier due and payable or terminated as provided in this Agreement.

1.11 Early Termination. The Credit Facilities may be terminated, in whole and not in part, prior to the Commitment Maturity Date, on the last Business Day of any calendar month, upon 90 calendar days’ prior written notice to Bank; provided, that at such time Borrower shall (a) prepay all amounts outstanding under the Credit Facilities, (b) cause the outstanding Letters of Credit to be canceled and returned to Bank or provide Bank with a standby letter of credit or collateral therefor that, in each case, is acceptable to Bank in its sole discretion, (c) pay all accrued interest thereon and fees and charges incurred in connection therewith, and (d) reimburse Bank for any reasonable and actual out-of-pocket expenses incurred by Bank in connection with such prepayment and termination; provided, further, that if the Revolving Loans are terminated during the period commencing on the Closing Date and ending one year after the Closing Date, Borrower shall pay to Bank, in addition to the forgoing amounts and the amounts payable as provided in Section 10.2, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder, an amount equal to 0.50% multiplied by the Maximum Amount (the “Early Termination Fee”); provided, further, that Borrower will not be required to pay the Early Termination Fee if at the time Bank receives written notice of such termination from Borrower the aggregate amount of reserves established by Bank, other than the Dilution Reserve, the Rent Reserve, if any, and the Bank Products Reserve, if any, exceeds $200,000.

1.12 Accounting. Bank shall provide a monthly accounting to Borrower of the Loans, Letter of Credit Obligations and other transactions under this Agreement, including Bank’s calculation of principal, interest, expenses and the Borrowing Base during the preceding month. Each and every such accounting shall, absent manifest error, be deemed final, binding and conclusive upon Borrower, unless Borrower, within 30 days after the date any such accounting is rendered, provides Bank with written notice of any objection which Borrower may have to any item in such accounting, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower and Bank’s determination, based upon the facts available, of any such disputed item shall, absent manifest error, be deemed final, binding and conclusive upon Borrower.

1.13 Manner of Payment.

(a) When Payments Due.

(1) Each payment (including any prepayment) by Borrower on account of the principal of or interest on the Loans and any other amount owed to Bank on account of the Obligations shall be made not later than 1:00 p.m. (Pacific time) on the date specified for payment under this Agreement to Bank in lawful money of the United States and in immediately available funds. Any payment received by Bank on a day that is not a Business Day or after 1:00 p.m. (Pacific Time) on a Business Day, shall be deemed received on the next Business Day.

(2) If any payment on any Obligation is specified to be made upon a day that is not a Business Day, it shall be deemed to be specified to be made on the next succeeding day that is a Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

(b) No Deductions. Borrower shall pay principal, interest, fees, and all other amounts due on the Obligations without set-off or counterclaim or any deduction whatsoever.

(c) Inadequate Payments. If, on the date on which any amount (including any payment of principal, interest or other costs and expenses) shall be due and payable by Borrower to Bank, the amount received by Bank from Borrower or withdrawn by Bank from the Control Account pursuant to Section 3.23(b) shall not be adequate to pay the entire amount then due and payable, then Bank shall be authorized, but shall not be obligated, to make a Reference Rate Loan to Borrower in the amount of the deficiency.

1.14 Application of Payments. Borrower irrevocably waives the right to direct the application of any and all payments received at any time by Bank from or on behalf of Borrower and specifically waives the provisions of California Civil Code sections 1479 and 2822 or similar provisions under any other Applicable Law giving Borrower the right to designate application of payments. Borrower irrevocably agrees that Bank shall have the continuing exclusive right to determine the order and method of the application of payments against the then due and payable Obligations of Borrower in Bank’s sole discretion and to revise such application prospectively or retroactively in Bank’s sole discretion.

1.15 Use of Proceeds. The proceeds of the Loans shall be used by Borrower as follows:

(a) All Revolving Loans shall be used to refinance Borrower’s existing debt with Merrill Lynch Business Financial Services, Inc., a Delaware corporation, for payments to Australian Parent, and for general working capital needs and other corporate purposes;

(b) RESERVED.

(c) RESERVED.

1.16 All Obligations to Constitute One Obligation. All Obligations related to the Credit Facilities constitute one general obligation of Borrower and shall be secured by Bank’s Liens upon all of the Collateral, and by all other Liens previously, now or at any time in the future granted by Borrower to Bank, to the extent provided in the Collateral Documents.

1.17 Authorization to Make Loans. Bank is authorized to make the Loans and issue the Letters of Credit based on telephonic or other oral or written instructions received from any Person that Bank believes in good faith to be an authorized representative of Borrower, or at the discretion of Bank from time to time and without prior notice to Borrower, if such Loans are necessary to satisfy any of the Obligations including any principal, interest, fees, costs and expenses and all other payments as and when due and payable under any Loan Documents. Borrower consents to the recordation of any telephonic or other communications between Bank and Borrower for the purpose of maintaining Bank’s business records of such transactions.

1.18 Authorization to Debit or Charge Accounts. Borrower hereby authorizes Bank to debit or charge any of Borrower’s bank accounts with Bank, from time to time and without prior notice to Borrower, to the extent necessary to pay for any principal, interest, fees, costs and expenses and all other payments as and when due and payable under any Loan Documents.

2. CONDITIONS PRECEDENT

2.1 Conditions Precedent to Closing. Bank shall not be obligated to make any of the Loans or incur any Letter of Credit Obligations, or to take, fulfill, or perform any other action under this Agreement, until the following conditions have been satisfied prior to Closing or waived in writing by Bank:

(a) Bank shall have received each of the Loan Documents, each duly executed by the appropriate parties and in form and substance satisfactory to Bank;

(b) all of the assets supporting the initial Loans to be made and Letters of Credit to be issued, and the amount, if any, of the reserves to be established on the Closing Date, shall be sufficient in value to provide Borrower with Net Borrowing Availability of not less than 10% of the Borrowing Base (after giving effect to such initial Loans, Letters of Credit and reserves), sufficient to pay Borrower’s accounts payable within thirty (30) days of due date and without any increase in Borrower’s other current liabilities above the average of those reflected on Borrower’s balance sheet for the three months preceding the Closing Date;

(c) payment by Borrower of the fees, costs, and expenses of closing (including fees of counsel to Bank presented as of the Closing Date);

(d) no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, Governmental Authority or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby or thereby and which, in Bank’s sole judgment, would make it inadvisable to consummate the transactions contemplated by this Agreement or any other Loan Document;

(e) Bank shall have completed its business and legal due diligence, including a roll-forward of its previous collateral audit, with results satisfactory to Bank;

(f) all of the representations and warranties of Borrower under this Agreement shall be true and correct, and Bank shall have received a certificate, dated as of the Closing Date, to that effect signed by an Authorized Signatory;

(g) no Material Adverse Effect shall have occurred since the most recent Financial Statement delivered to Bank prior to the Closing Date; and

(h) Bank shall have received a Subordination Agreement executed by the appropriate Australian Bank in form and substance satisfactory to Bank.

If any other term of any Loan Document should conflict, or appear to conflict, with this Section 2.1, the terms of this Section 2.1 shall control, and Borrower shall have no rights under this Agreement or any other Loan Document until each of the conditions of this Section 2.1 has been complied with to Bank’s satisfaction or specifically waived in a writing by Bank.

2.2 Further Conditions to the Loans. It shall be a further condition to the funding of any Loan or the incurrence of any Letter of Credit Obligation that the following statements be true on the date of each such funding, advance or incurrence, as the case may be:

(a) all of the representations and warranties of Borrower under this Agreement and the other Loan Documents shall be true and correct at such date, except to the extent any such representations and warranties relate to an earlier date, both before and after giving effect to the funding of such Loan or the issuance of such Letter of Credit, and Bank shall have received, if it so elects, a certification to that effect signed by an Authorized Signatory;

(b) After giving effect to the requested Revolving Loan, an Overadvance shall have not occurred;

(c) no event shall have occurred and be continuing, or would result from the funding, advance or incurrence of any Loan or Letter of Credit Obligation, which constitutes or would constitute a Default or an Event of Default or result in a Material Adverse Effect; and

(d) Bank shall have received all other reports, certificates, statements or opinions in connection with the funding or incurrence of any Loan or Letter of Credit Obligation as Bank may reasonably request in accordance with this Agreement.

The request and acceptance by Borrower of the proceeds of the Loans and the incurrence of any Letter of Credit Obligations by Bank shall be deemed to constitute, as of the date of such Loan or incurrence of such Letter of Credit Obligations, (1) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (2) a confirmation by Borrower of the granting and continuance of Bank’s Liens pursuant to the Collateral Documents.

3. REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

Borrower represents, warrants and agrees that from and after the Closing Date and until the Termination Date:

3.1 Corporate Existence; Compliance with Law. Borrower and each of its Subsidiaries: (a) is, as of the Closing Date, and will continue to be (1) a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (2) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification and in which the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect, (3) in compliance with its articles of incorporation and by-laws or operating agreement, as applicable, and any other organizational documents, and (4) in compliance in all material respects with all Applicable Laws; and (b) has and will continue to have (1) the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, previously or proposed to be conducted, and (2) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over Borrower or any of its Subsidiaries which are necessary or appropriate for the conduct of its business. As of the Closing Date, Borrower and each of its Subsidiaries has made and will continue to make all filings with any Governmental Authority that are necessary or appropriate for the conduct of its business and has given and will continue to give all notices to the extent required for the ownership and operation of its property and the conduct of its business.

3.2 Executive Offices; Corporate or Other Names; Conduct of Business. Borrower’s and each of its Subsidiaries’ name as is appears in official filings in the state of its incorporation or other organization, the type of entity of Borrower and each of its Subsidiaries (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Borrower’s and each of its Subsidiaries’ state of incorporation or organization or a statement that no such number has been issued, the locations of Borrower’s and each of its Subsidiaries’ state of incorporation or organization, chief executive office, principal place of business, corporate offices, warehouses, other locations of Collateral and locations where all of Borrower’s and each of its Subsidiaries’ records with respect to Collateral are kept are as set forth in Schedule 3.2 and, except as set forth in such Schedule, such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in Schedule 3.2, neither Borrower nor any of its Subsidiaries has been known as or conducted business in any other name. Neither Borrower nor any of its Subsidiaries shall change (a) its name, (b) the type of legal entity that it is, (c) the organizational identification number issued by the state of its organization, (d) its chief executive office, (e) its principal place of business, (f) its corporate offices, (g) its warehouses or other Collateral locations, (h) the location of its records concerning the Collateral, or (i) the jurisdiction of its organization, without, in each instance, giving 30 days’ prior written notice thereof to Bank and taking all actions deemed necessary or appropriate by Bank to protect and perfect Bank’s Liens continuously upon the Collateral. Borrower and each of its Subsidiaries’ shall each have only one state of organization.

3.3 Corporate Power; Authorization; Enforceable Obligations; Liens.

(a) The execution, delivery and performance by Borrower and each of its Subsidiaries of the Loan Documents to which it is a party, and the creation of all Liens provided for in this Agreement and the other Loan Documents: (i) are and will continue to be within Borrower’s and each of its Subsidiaries’ power; (ii) have been and will continue to be duly authorized by all necessary or proper action; (iii) are not and will not be in contravention of any provision of Borrower’s or any of its Subsidiaries’ charter, by-laws, operating agreement or other organizational documents; (iv) do not and will not violate any Applicable Law, or any order or decree of any court or Governmental Authority; (v) do not and will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound; (vi) do not and will not result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral; and (vii) do not and will not require the consent or approval of any Governmental Authority or any other Person. As of the Closing Date, each Loan Document shall have been executed and delivered for the benefit of or on behalf of Borrower and each of its Subsidiaries, and each such Loan Document shall then be and will continue to be a legal, valid and binding obligation of Borrower and, to the extent applicable, each of its Subsidiaries, to which it is a party, enforceable against it in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally, and to general principles of equity.

(b) With respect to Bank’s Liens in the Collateral: (i) upon and as a result of the filing by Bank of appropriate financing statements in the jurisdictions listed in Schedule 6.1 and the taking of other actions set forth therein, Bank’s Liens in the Collateral are and will be fully perfected Liens on all Collateral, which Liens are and will, after execution of the Subordination Agreement, and until the Termination Date, be enforceable as first priority, fully perfected Liens as against all other creditors of, and purchasers from, Borrower and each of its Subsidiaries granting a Lien in Collateral (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business); (ii) all action necessary or desirable to protect and perfect such Liens in favor of Bank in all of the Collateral has been duly taken including all actions necessary to grant Bank “control” of any Deposit Accounts or Letter of Credit Rights owned by Borrower and each of its Subsidiaries granting a Lien in Collateral, with any agreements establishing control to be in form and substance satisfactory to Bank; (iii) except for Permitted Liens on Collateral, other than Franchisee Accounts and Inventory, Borrower (and any of its Subsidiaries granting a Lien in Collateral) is and has rights in and the power to transfer each such item of the Collateral (other than consigned goods specifically identified in Schedule 6.1), free and clear of any and all other Liens; and (iv) no effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those filed by Borrower (and any of its Subsidiaries granting a Lien to Bank in the Collateral) in favor of Bank pursuant to the Loan Documents, and those relating to other Permitted Liens.

3.4 Financial Statements and Projections; Books and Records. Borrower has delivered as of the Closing Date (a) the Financial Statements for its most recently ended Fiscal Year and Fiscal Month, which Financial Statements are true, correct and complete and fairly and accurately present the financial condition of Borrower as of the date of each Financial Statement, in accordance with GAAP, and (b) the Projections, which Projections have been prepared in good faith, and are based upon facts and assumptions that are reasonable under the current and foreseeable circumstances and are disclosed in the Projections.

3.5 Material Adverse Change. Except as described on Schedule 3.5, since the date of Borrower’s most recent Financial Statements delivered to Bank: (a) neither Borrower nor any of its Subsidiaries, has incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the pro forma balance sheet of Borrower and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) there has been no material deviation from the Projections delivered at or prior to the Closing Date; (c) no contract, lease, agreement or other instrument to which Borrower has become a party or by which it or any of its properties or assets is bound or affected, and no provision of Applicable Law has had or could reasonably be expected to have a Material Adverse Effect; (d) neither Borrower nor any of its Subsidiaries either has knowledge of or has been notified that it is in default, and to such Person’s knowledge no third party is in default under or with respect to any material contract, agreement, lease or other instrument to which it is a party, which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (e) no event has occurred, and Borrower will not and will not allow any of its Subsidiaries to, permit any event or events, which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.6 Ownership of Property; Liens. As of the Closing Date, the real estate listed in Schedule 3.6 constitutes all of the real property owned, leased, or used in its or its Subsidiaries’ business, and Borrower and each of its Subsidiaries will not execute any material agreement or contract in respect of any real estate after the Closing Date without giving 15 days’ prior written notice thereof to Bank. Borrower and each of its Subsidiaries holds and will continue to hold valid and marketable fee simple title to all of its owned real estate and valid and marketable leasehold interests in all of its leased real estate, and has rights in and the power to transfer each item of Collateral upon which it purports to grant a Lien under this Agreement, none of the properties and assets of Borrower or any of its Subsidiaries are or will be subject to any Liens, except Permitted Liens. All permits required to allow the real property owned or leased by Borrower and each of its Subsidiaries to be lawfully occupied and used, for all of the purposes for which they are occupied and used on the Closing Date, have been lawfully issued and are in full force and effect, and that all such permits will be obtained and maintained. With respect to the Ontario, California location identified on Schedule 3.2, a Landlord’s Waiver has been obtained. Borrower will obtain and will cause each of its Subsidiaries to obtain a similar Landlord’s Waiver or mortgagee’s agreement in form acceptable to Bank from any lessor or mortgagee of any leased or acquired premises after the Closing Date; provided, that Inventory valued, in the aggregate, at $1,500,000 or more is located on such premises and the jurisdiction in which such premises is located provides a statutory lien in favor of such lessor or mortgagee. If Borrower has not delivered a Landlord’s Waiver for the Ontario, California location identified on Schedule 3.2 or a similar Landlord’s Waiver or mortgagee agreement acceptable to Bank for any leased or acquired premises after the Closing Date, then a Rent Reserve shall be established against the Borrowing Base with respect to such premises.

3.7 Labor Matters. As of the Closing Date, there are no strikes or other labor disputes against Borrower or any of its Subsidiaries that are pending or, to Borrower’s knowledge, threatened. Schedule 3.7 identifies each collective bargaining agreement, management agreement with an executive officer, or any other material employment agreement to which Borrower or any of its Subsidiaries is a party that is in effect as of the Closing Date, and a copy of each such agreement has been made available to Bank. Promptly upon the execution of any such agreement or incurrence of such obligation after the Closing Date and until the Termination Date, Borrower shall provide and shall cause each of its Subsidiaries to provide to Bank prompt written notice of such event and a copy of such agreement. As of the Closing Date (a) there is no organizing activity involving Borrower or any of its Subsidiaries pending or, to Borrower’s knowledge, threatened, planned or contemplated by any labor union or group of employees, (b) there are no representation proceedings pending or, to Borrower’s knowledge, threatened, planned or contemplated with the National Labor Relations Board, and (c) no labor organization or group of employees of Borrower or any of its Subsidiaries has pending any demand for recognition, and Borrower shall give to Bank prompt written notice of any of the foregoing occurring after the Closing Date.

3.8 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Borrower has no Subsidiaries as of the Closing Date. Schedule 3.8 sets forth, as of the Closing Date, all outstanding Stock and Indebtedness of Borrower and each of its Subsidiaries, and the holders (including group or affiliated holders known to Borrower or any of its Subsidiaries) of 10% or more of the Stock of each such Person. After the Closing Date Borrower will give Bank prompt notice of (a) each issuance of Stock or change in ownership representing a sale or issuance of 10% or more of the ownership of any of its or any of its Subsidiaries’ Stock, (b) any issuance or transfer of its or any of its Subsidiaries’ Stock, and (c) each Change of Control of Borrower or any of its Subsidiaries.

3.9 Government Regulation. Neither Borrower nor any of its Subsidiaries, is (a) in violation of any Applicable Law, which violation has or could reasonably be expected to have a Material Adverse Effect, or (b) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority, in each case which has or could reasonably be expected to have a Material Adverse Effect.

3.10 Margin Regulations. Borrower does not and will not own nor will Borrower permit any of its Subsidiaries to own any “margin security,” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Loans will be used directly or indirectly for (a) purchasing or carrying any margin security, (b) reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security, or (c) any purpose which might cause any of the Loans or this Agreement to be considered a “purpose credit” within the meaning of Regulations T, U or X of the Federal Reserve Board.

3.11 Taxes.

(a) All tax returns, reports and statements required by any Governmental Authority to be filed by or on behalf of Borrower or any of its Subsidiaries have, as of the Closing Date, been filed and will, until all Obligations have been paid or performed in full, be filed with the appropriate Governmental Authority, and all Charges and other impositions shown thereon have been and will be paid when due. Proper and accurate amounts have been and will be withheld by Borrower and each of its Subsidiaries from its respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of all Applicable Law, and such withholdings have and will be timely paid to the respective Governmental Authorities. Except as set forth in Schedule 3.11, neither Borrower nor any of its Subsidiaries: (1) has executed or filed, or will execute or file, with any Governmental Authority, any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges; (2) has agreed or been requested to make any adjustment in accounting method; (3) is a party to any tax sharing agreement; or (4) is currently being audited by any Governmental Authority. There are no assessments or threatened assessments outstanding against Borrower or any of its Subsidiaries.

(b) Borrower and each of its Subsidiaries may contest, by proper legal actions or proceedings, the validity or amount of any Charges; provided, that at the time of commencement of any such action or proceeding: (1) adequate reserves with respect thereto are established on the books of the contesting Person in accordance with GAAP; (2) such contest operates to suspend collection of the contested Charges and is maintained and prosecuted continuously with diligence; (3) none of the Collateral would be subject to forfeiture or loss of Lien thereby; (4) no Lien shall be imposed or be attempted to be imposed by any Governmental Authority for such Charges or claims during such action or proceeding; (5) the contesting Person shall promptly pay or discharge any contested Charge and shall deliver to Bank evidence acceptable to Bank of such compliance, payment or discharge, if such contest is terminated or discontinued adversely; and (6) Bank has not advised Borrower in writing that Bank reasonably believes that nonpayment or nondischarge thereof could reasonably be expected to have a Material Adverse Effect.

3.12 ERISA.

(a) Schedule 3.12 lists all of Borrower’s and each of its ERISA Affiliates’ Plans. Borrower is and will remain and will cause each of its ERISA Affiliates to remain in compliance with (1) ERISA and (2) all requirements of each Plan, and each Plan complies with and is operated, and will continue to be operated, in compliance with ERISA and all other Applicable Law in all respects. All required contributions have been and will continue to be made in accordance with the provisions of each of Borrower’s and its ERISA Affiliates’ Plans, Borrower has not engaged or will engage, nor will it permit any of its ERISA Affiliates to engage, in a “prohibited transaction”, as defined in Section 4975 of the IRC or Section 406 of ERISA.

(b) Borrower shall notify Bank immediately in writing upon the occurrence of any Reportable Event or a prohibited transaction with respect to any Plan of Borrower or any of its ERISA Affiliates, or the institution or threatened institution by the PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan, or the commencement or threatened commencement of any litigation against any Plan, its fiduciaries or its assets, or against Borrower or any of its Subsidiaries or any ERISA Affiliate in connection with any Plan.

3.13 Litigation. As of the Closing Date, except as disclosed in Schedule 3.13, to Borrower’s knowledge no Claim is pending or threatened against Borrower or any of its Subsidiaries that (a) challenges any such Person’s right or ability, to enter into or perform any of its Obligations under the Loan Documents, the validity or enforceability of any Loan Document or any action taken thereunder, or (b) whether or not determined adversely, could reasonably be expected to have a Material Adverse Effect. Borrower shall notify Bank in writing promptly upon learning of the existence or commencement of any Claim commenced or threatened against it or any of its Subsidiaries that: (1) could reasonably be expected to have a Material Adverse Effect whether or not determined adversely; or (2) regardless of amount (i) includes any demand for injunctive relief, (ii) alleges criminal misconduct by Borrower or any of its Subsidiaries, or (iii) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities and Costs.

3.14 Intellectual Property. As of the Closing Date, Borrower and each of its Subsidiaries owns or has the right to use and will own or have the right to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it and each such item (that is registrable) of Intellectual Property is listed, together with application or registration numbers, where applicable, in Schedule 3.14. Borrower is not aware of any infringement or claim of infringement by others of any Intellectual Property of Borrower. Borrower will give Bank prompt written notice of any change in the status of any of its or its Subsidiaries’ Intellectual Property. Borrower conducts and will continue to conduct and will cause each of its Subsidiaries to conduct its affairs and business without infringing upon any Intellectual Property of any other Person in a manner that could reasonably be expected to have a Material Adverse Effect. Borrower shall notify Bank in writing immediately if it (a) knows or discovers that its or any of its Subsidiaries’ Intellectual Property is or may become infringed upon, misappropriated, abandoned or diluted by a third party in a manner that could reasonably be expected to have a Material Adverse Effect, or (b) becomes aware of any other adverse determination or development that could reasonably be expected to have a Material Adverse Effect.

3.15 Full Disclosure. No information contained in the Loan Documents, the Financial Statements or any written statement furnished by or on behalf of Borrower under this Agreement, or to induce Bank to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. Borrower has provided Bank and will continue to provide Bank with a true, complete and correct copy of each material contract executed by Borrower and each of its Subsidiaries.

3.16 Hazardous Materials. As of the Closing Date, Schedule 3.16 discloses any contamination of any Subject Property resulting from any Hazardous Materials and any existing or potential environmental liabilities of Borrower and each of its Subsidiaries that could result in Environmental Liabilities and Costs and that could reasonably be expected to have a

Material Adverse Effect. As of the Closing Date and to Borrower’s knowledge, neither Borrower nor any of its Subsidiaries has caused, permitted or suffered, or will cause, permit or suffer to occur any Release at, under, above or within any Subject Property, or the presence, use, generation, manufacture, installation, or storage of any Hazardous Materials on, under, in or about any Subject Property or the transportation of any Hazardous Materials to or from any Subject Property that could reasonably be expected to have a Material Adverse Effect, except to the extent such use, generation, manufacture, installation, storage or transportation is conducted in compliance with all Environmental Laws and Environmental Permits. Borrower shall: (1) comply and shall cause each of its Subsidiaries to comply with all applicable Environmental Laws and Environmental Permits; (2) notify Bank in writing within seven days if and when it becomes aware of any incident or ongoing case of non-compliance with Environmental Laws or any past or present Release upon any Subject Property; (3) promptly forward to Bank a copy of any written document or communication received by it or any of its Subsidiaries in connection with any such Release or any other matter relating to the Environmental Laws that may affect Borrower or any of its Subsidiaries; and (4) promptly notify Bank in writing of any Environmental Liabilities and Costs that could reasonably be expected to have a Material Adverse Effect. Borrower is not and will not become, nor will it permit any of its Subsidiaries to become, involved in operations that could lead to the imposition of Environmental Liabilities or Costs, and no sub-tenant of such Person is permitted, or will be permitted, to engage in any such activity.

3.17 Insurance. Schedule 3.17 lists all insurance of any nature maintained for current occurrences by Borrower and each of its Subsidiaries, as well as a summary of the terms of such insurance. Borrower shall deliver to Bank endorsements to all of its and its Subsidiaries’ (a) “All Risk” and business interruption insurance policies naming Bank loss payee, and (b) general liability and other liability policies naming Bank as an additional insured. All policies of insurance on real and personal property will include an endorsement, in form and substance reasonably acceptable to Bank, showing loss payable to Bank (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Bank, will provide that the insurer will give at least 30 days’ prior written notice to Bank before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Bank to recover under such policy or policies of insurance in case of loss or damage with respect to the Collateral. Borrower hereby directs all present and future insurers under its “All Risk” policies of insurance to pay all proceeds payable thereunder directly to Bank with respect to the Collateral. Bank reserves the right at any time, upon review of a material change in Borrower’s or its Subsidiaries’ risk profile, to reasonably require additional forms and limits of insurance to adequately protect Bank’s interests in accordance with Bank’s normal practices for similarly situated borrowers, and if the circumstances are unusual, in Bank’s sole opinion.

3.18 Franchisee Accounts. Borrower represents and warrants that, with respect to each Franchisee Account of Borrower:

(a) except as specifically disclosed in the most recent Schedule of Franchisee Accounts delivered to Bank, (1) such Franchisee Account arises out of a bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and is not evidenced by a judgment, Instrument or Chattel Paper, (2) to Borrower’s knowledge there are no setoffs, claims or disputes existing or asserted with respect thereto and Borrower has not agreed and will not agree with the applicable Account Debtor for (i) any deduction therefrom, (ii) any extension of the time for payment thereof, (iii) any compromise or settlement for less than the full amount thereof, or (iv) any release, in whole or in part, of any Person liable therefor except deductions, extensions, compromises, settlements or releases allowed by Borrower in the ordinary course of its business for prompt payment and disclosed to Bank, (3) to Borrower’s knowledge there are no facts, events or occurrences that in any way impair the validity, collectibility or enforceability thereof or tend to reduce the amount payable thereunder as reflected on the invoices, statements and Schedules of Franchisee Accounts delivered to Bank with respect thereto, or that might result in any material adverse change in the financial condition of the applicable Account Debtor or the collectibility thereof, and (4) Borrower has no knowledge that the applicable Account Debtor is unable generally to pay its debts as they become due;

(b) the amounts reflected on all records, invoices, statements and Schedules of Franchisee Accounts with respect thereto are actually and absolutely owing to Borrower as indicated thereon and are not in any way contingent;

(c) no payments have been or shall be made thereon except payments in accordance with the provisions of Section 3.23;

(d) to the best of Borrower’s knowledge, the applicable Account Debtor has the capacity to contract; and

(e) the true name and business address of each Account Debtor that is a franchisee of Borrower is listed on Schedule 3.18.

3.19 Inventory. Borrower represents and warrants that, with respect to all Inventory now owned or hereafter acquired by Borrower:

(a) such Inventory (other than Eligible In-Transit Inventory) is, and will continue to be, located at one of the locations set forth on Schedule 3.2;

(b) such Inventory has not been consigned to any Person;

(c) such Inventory has been and will be produced in compliance with all Applicable Laws, including the minimum wage and overtime pay provisions of the Fair Labor Standards Act;

(d) Borrower has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or document whatsoever except for Liens in favor of Bank;

(e) Except as set forth on Schedule 3.19, such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties that would require any consent of the licensor or any other third party upon sale or disposition thereof or the payment of any royalties or fees to any third party upon such sale or other disposition; and

(f) the completion of manufacture, sale or other disposition of such Inventory by Bank following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Borrower is a party or to which such property is subject.

3.20 Payment of Obligations. Borrower will and will cause its Subsidiaries to: (a) pay and discharge or cause to be paid and discharged all Obligations in a timely manner; and (b) (1) pay and discharge, or cause to be paid and discharged, its Indebtedness in the ordinary course of business prior to an Event of Default, (2) subject to Section 3.11(b), pay and discharge, or cause to be paid and discharged promptly, all Charges, and (3) pay all lawful claims for labor, materials, supplies and services or otherwise, before any thereof shall become in default.

3.21 Conduct of Business. Borrower shall and shall cause each of its Subsidiaries to: (a) conduct its business substantially as now conducted or as otherwise permitted hereunder; and (b) at all times maintain, preserve and protect all of the Collateral and such Person’s other property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

3.22 Further Assurances; Schedule Supplements; Other Matters.

(a) At any time and from time to time, upon the written request of Bank and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Bank may reasonably request to obtain the full benefits of this Agreement and to protect, preserve and maintain Bank’s rights in the Collateral (including in-transit Inventory) and under this Agreement, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Bank of any License or Contract held by Borrower and to enforce the Liens (other than Permitted Liens) granted hereunder; and (ii) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions. Within 30 Business Days of any change to the information then-stated on the Schedules (or as often as Bank may require upon the occurrence and continuation of a Default or Event of Default), Borrower will supplement each Schedule to this Agreement with respect to any matter hereafter arising that, if existing or occurring as of the Closing Date, would have been required to be set forth or described in such Schedule; provided, that such supplement shall not be deemed to be an amendment thereof unless expressly consented to in writing by Bank.

(b) With respect to the Ontario, California location identified on Schedule 3.2 and any other premises where Inventory valued, in the aggregate, at $1,500,000 or more is located and the jurisdiction in which such premises is located provides a statutory lien in favor of the lessor or mortgagee, Borrower shall, in accordance with the terms hereunder, obtain or use its best efforts to obtain a Landlord’s Waiver or subordination of Lien from such landlord or mortgagee, and shall in all instances obtain signed acknowledgments of Bank’s Liens from bailees having possession of any of Borrower’s Inventory.

(c) If not waived by Bank in writing (which waiver may be revoked), Borrower and each of its Subsidiaries shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Borrower or any of its Subsidiaries.

(d) Borrower and each of its Subsidiaries shall obtain a blocked account, lockbox, or similar agreement with each bank or financial institution holding a Deposit Account for Borrower or any of its Subsidiaries.

(e) Borrower or any of its Subsidiaries that is or becomes the beneficiary of a letter of credit arising from the sale or realization of Collateral shall promptly, and in any event within two Business Days after becoming a beneficiary, notify Bank thereof and enter into a tri-party agreement with Bank and the issuer and/or confirmation bank with respect to Letter of Credit Rights assigning such Letter of Credit Rights to Bank and directing all payments thereunder to the Control Account.

(f) Borrower and each of its Subsidiaries shall take all commercially reasonable steps necessary to grant Bank control of all electronic chattel paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

3.23 Collections and Proceeds of Collateral.

(a) All proceeds of the Collateral shall be deposited into the Control Account; provided, however, that with respect to any proceeds received by Borrower at any of its retail locations, such proceeds may be deposited into any other Deposit Account in the name of Borrower that is maintained with another bank so long as the balance in such Deposit account is swept daily, or more frequently as Bank shall determine, into the Concentration Account. All funds deposited to the Concentration Account shall be swept daily, or more frequently as Bank shall determine, into the Control Account. If Borrower or any of its Subsidiaries receives any payments on account of Borrower’s Franchisee Accounts or any other Collateral, then Borrower shall hold or cause its Subsidiaries to hold such payments in trust for Bank and shall deposit or cause its Subsidiaries to deposit all such payments into the Control Account. All amounts deposited into the Control Account shall immediately become the property of Bank and shall be used to repay the Obligations in accordance with Section 3.23(b); provided, however, that to the extent there is a zero balance owing on the Obligations, all amounts deposited into the Control Account may, in Borrower’s discretion, be swept into an interest-bearing account at Bank with all interest accruing thereon for the benefit of Borrower.

(b) Bank shall apply any amount that is deposited into the Control Account in immediately available funds against the Obligations in the manner provided for in Section 1.15; provided, that unless an Event of Default has occurred and is continuing, no money on deposit in the Control Account shall be applied against any LIBOR Loan if such application would constitute a prepayment of such LIBOR Loan prior to its Payment Date and such funds shall be retained in the Control Account until the earlier of (1) the Payment Date for such LIBOR Loan and (2) the next Business Day on which additional Obligations arise, at which time such amount shall be applied to such LIBOR Loan or such Obligations, as the case may be, in the manner provided in this Agreement. For purposes of calculating interest, all collections and other proceeds of Collateral will be credited to Borrower’s loan account with Bank upon Bank’s receipt of immediately available funds.

(c) Borrower shall not maintain any deposit, checking, operating or other bank accounts except for those identified in Schedule 3.23. So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 3.23 to add or replace an account if: (1) Bank has consented to the opening of such account and the bank at which such account is to be maintained is satisfactory to Bank in its sole discretion; and (2) Borrower and the bank at which such account is to be maintained have executed and delivered to Bank a Pledged Account Agreement or blocked account agreement in form and substance satisfactory to Bank in its discretion.

3.24 Financial Covenants. Borrower shall maintain the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

(a) Minimum Availability. Borrower shall maintain at all times minimum availability against the Borrowing Base in an amount of no less than $1,000,000.

(b) Maximum Capital Expenditures. Borrower shall not make aggregate Capital Expenditures in any Fiscal Year: (1) with respect to any existing stores, in excess of ***; and (2) with respect to any new stores, in excess of ***, which may be increased or decreased based upon Bank’s reasonable annual review and determination; provided, that solely with respect to clause (2) of this subsection, (i) Borrower is in compliance with all of the covenants contained in this Agreement, both before and after giving effect to such expenditure, and (ii) Borrower has Net Borrowing Availability for the 30 day period immediately proceeding and following such expenditure of not less than $1,000,000.

4. NEGATIVE COVENANTS

4.1 Borrower covenants and agrees (for itself and each of its Subsidiaries) that, without Bank’s prior written consent, from the Closing Date until the Termination Date, Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise:

(a) merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with, any Person or form any Subsidiary, except that (1) any Subsidiary of Borrower may merge or consolidate with Borrower or another Subsidiary

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of Borrower (so long as Borrower is the surviving corporation from any such transaction), and (2) Borrower or any Subsidiary of Borrower may acquire all or substantially all of the assets or Stock of another Subsidiary of Borrower, in either event, in an amount not to exceed $1,000,000 per occurrence, or in an aggregate amount not to exceed $2,500,000 in any year;

(b) except as otherwise permitted in this Section 4, make any investment in, or make or accrue loans or advances of money to, any Subsidiary, Affiliate or any other Person other than investments not to exceed $500,000 in the aggregate at any one time;

(c) create, incur, assume or permit to exist any Indebtedness, except (1) the Obligations, (2) Indebtedness incurred in the ordinary course of its business, (3) deferred taxes, (4) other Indebtedness set forth in Schedule 4(c), and (5) Indebtedness incurred in connection with the opening of any new store location; provided, that such Indebtedness shall not exceed $750,000 per new store location;

(d) enter into any lending, borrowing or other commercial transaction with any of its officers or directors or other Affiliates or any of its Subsidiaries (including upstreaming and downstreaming of cash and intercompany advances);

(e) make any changes in any of its business objectives, purposes, or operations that could have or reasonably be expected to have a Material Adverse Effect;

(f) amend its articles of incorporation, by-laws or other organizational documents which would reasonably be expected to have a Material Adverse Effect;

(g) incur any Guaranteed Indebtedness except (1) by endorsement of instruments or items of payment for deposit to the general account of Borrower, (2) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement, and (3) cross or similar guarantees to be given in conjunction with the Australian Parent or other Affiliate in connection with their respective credit facilities in Australia; provided, that the holder of any such guaranty has entered into a Subordination Agreement with Bank;

(h) create or permit any Lien on any of its properties or assets, except for Permitted Liens set forth in Schedule 4(h);

(i) sell, license, transfer, convey, assign or otherwise dispose of any its assets or properties, including its Franchisee Accounts (provided, that the foregoing shall not prohibit the sale of Inventory or obsolete or unnecessary Equipment or real estate in the ordinary course of its business), other than the sale of the assets of individual stores or group of stores at book value in an aggregate amount not to exceed $1,000,000;

(j) take any action or omit to take any action, which act or omission would constitute a material default or an event of default pursuant to, or noncompliance with, any contract, lease, mortgage, deed of trust or instrument to which it is a party or by which it or any of its property is bound, or any document creating a Lien;

(k) cancel any debt owing to it, except for reasonable consideration and in the ordinary course of its business;

(l) except for the payments listed on Schedule 4(I), make or permit any Restricted Payment to any of its Shareholders, provided, that Borrower shall be allowed to make such payments to Australian Parent so long as (1) Borrower is in compliance with all of the covenants contained in this Agreement, both before and after giving effect to such payment, (2) Borrower’s Net Borrowing Availability for the 30 day period immediately proceeding and following such payment is no less than 10% of the Borrowing Base, and is sufficient to pay Borrower’s accounts payable within thirty (30) days of due date, and (3) Borrower’s trailing four quarter Debt Service Coverage Ratio exceeds 1.20:1.00 after making such payment; provided, further, that, with respect to any Restricted Payment that constitutes a loan from Borrower to Australian Parent, Borrower shall be allowed to make such loans to Australian Parent so long as (W) Borrower is in compliance with all of the covenants contained in this Agreement, both before and after giving effect to such loan, (X) Borrower’s Net Borrowing Availability for the thirty (30) day period immediately following such loan is no less than 30% of the Borrowing Base, and (Y) such loan is repaid by Australian Parent within ninety (90) days of Borrower making such loan, and (Z) during the 12 month period immediately proceeding such loan, no loan to Australian Parent from Borrower was outstanding for a period of more than ninety (90) consecutive days; provided, further, that notwithstanding the foregoing, Borrower shall be permitted to make a one-time Restricted Payment to Australian Parent on the Closing Date in an amount not to exceed ***. Notwithstanding anything to the contrary, Borrower shall determine the classification of the Loan for the purpose of this Agreement, notwithstanding the classification of the Loan for accounting, tax or any other purpose.

(m) (1) voluntarily terminate any Plan so as to result in liability of Borrower to the PBGC, (2) enter into any “Prohibited Transaction” (as defined in ERISA) involving any Plan which could result in liability of Borrower to PBGC, (3) cause an occurrence of any Reportable Event (as defined in ERISA) which could result in liability of Borrower to PBGC, or (4) allow or suffer to exist any other event or condition known to Borrower which could result in liability of Borrower to PBGC;

(n) engage in any business that is not directly or indirectly related to Borrower’s present business (for purposes of this clause Borrower’s indirectly related business refers to any business in connection with Omaha Steaks); or

(o) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the Closing Date without the prior written consent of Bank.

5. FINANCIAL REPORTS

5.1 Reports and Notices. Borrower represents, warrants and agrees that, from and after the Closing Date until the Termination Date, Borrower shall deliver or cause to be delivered to Bank, which Bank shall maintain in confidence unless otherwise complied to

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disclose by Applicable Law (with a copy of the same delivered electronically to any third party engaged by Bank to analyze or audit the same):

(a) as frequently as Bank may request and in any event no later than 15 days following the end of each Fiscal Month:

(1) a Schedule of Franchisee Accounts for such Fiscal Month that rolls forward activity in the Franchisee Accounts, in form satisfactory to Bank, certified by Borrower, which Schedule of Franchisee Accounts shall include an aged trial balance by Account Debtor, and as soon as available but in no event later than 15 days following the end of each Fiscal Month, a reconciliation of such Schedule of Franchisee Accounts to Borrower’s general ledger and from the general ledger to the Financial Statements for such Fiscal Month, accompanied by such supporting detail and documentation as Bank may request;

(2) a summary and detailed aging of Franchisee Accounts;

(3) a Schedule of Inventory, in form satisfactory to Bank, certified by Borrower, specifying Borrower’s cost (calculated on a FIFO basis), at the lower of cost or wholesale market value, of Borrower’s Inventory by location, and further specifying in transit Inventory (enclosing copies of supporting documentation such as bills of lading) and any other information that Bank may request, together with all stock status reports in form and substance satisfactory to Bank; and

(4) a detailed calculation of the Borrowing Base together with a certification of such calculation by the Chief Executive Officer or Chief Financial Officer of Borrower;

(b) as frequently as Bank may request and in any event no later than 30 days following the end of each Fiscal Quarter, an aged accounts payable summary;

(c) within 30 days following the end of each Fiscal Month, (1) the Financial Statements of U.S. Holding Company for such Fiscal Month, which Financial Statements shall provide comparisons to budget and actual results for the corresponding period during the prior Fiscal Year, both on a monthly and year-to-date basis, (2) a certification by the Chief Executive Officer or Chief Financial Officer of U.S. Holding Company that such Financial Statements are complete and correct and are prepared in accordance with GAAP (subject to the inclusion of footnotes and changes resulting from normal year-end audit adjustments), and (3) a Compliance Certificate;

(d) within 90 days following the end of each Fiscal Year, the Financial Statements of U.S. Holding Company for such Fiscal Year on a consolidated basis certified without qualification by an independent certified accounting firm acceptable to Bank, and on a consolidating basis audited by an independent certified accounting firm acceptable to Bank, which Financial Statements shall provide comparisons to actual results for the prior Fiscal Year, on an annual basis, accompanied by any management letter that may be issued;

(e) not less than 60 days after the beginning of each Fiscal Year, a board-approved operating plan and updated Projections for such Fiscal Year;

(f) promptly upon receipt thereof, copies of all final reports, if any, submitted to Borrower by its independent public accountants in connection with any annual or interim audit of Borrower;

(g) promptly after the sending thereof, copies of all financial statements, reports and other information which Borrower or any of its Subsidiaries sends to any holder of its Indebtedness or its securities;

(h) if requested by Bank, within five Business Days after filing thereof with the appropriate Governmental Authority, copies of Borrower’s annual Federal and state income tax returns;

(i) within 90 days following the end of each Fiscal Year, a listing of true names and business addresses with respect to all Account Debtors that are franchisees of Borrower in order to update the information set forth on Schedule 3.18; and

(j) such other information respecting the business, financial condition, prospects or projections of Borrower or any of its Affiliates as Bank reasonably may request from time to time.

5.2 Other Reports. Borrower shall notify Bank promptly of any occurrence which becomes known to Borrower in the ordinary course of Borrower’s business causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline. Borrower shall, upon the request of Bank, furnish to Bank such other reports in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or any of its Subsidiaries or the Collateral as Bank may request, all in reasonable detail, and Borrower shall advise Bank promptly, in reasonable detail, of: (a) any Lien, other than Permitted Liens, attaching to or asserted against any of the Collateral; (b) any material change in the composition of the Collateral; and (c) the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect.

6. CREATION OF SECURITY INTEREST

6.1 Grant of Security Interest.

(a) Borrower grants to Bank a Lien upon all of its right, title, and interest in the Collateral to secure the prompt and complete payment and performance of the Obligations.

(b) Borrower shall use its best efforts to defend the right, title and interest of Bank in and to the Collateral against the claims and demands of all Persons whomsoever, and shall take such actions, including (i) all actions necessary to grant Bank “control” of the Concentration Account and any other Deposit Accounts as to which Bank in its reasonable discretion may request, or Letter of Credit Rights owned by Borrower and each of its

Subsidiaries granting a Lien in Collateral, with any agreements establishing control to be in form and substance reasonably satisfactory to Bank, (ii) notification of Bank’s interest in Collateral at Bank’s request, and (iii) the institution of litigation against third parties as shall be prudent in order to protect and preserve Borrower’s, (any applicable Subsidiaries’) and Bank’s respective and several interests in the Collateral. Borrower (and any of its Subsidiaries granting a Lien in Collateral) shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents.

6.2 Bank’s Rights.

(a) Bank may, at any time in Bank’s own name or in the name of Borrower, (1) communicate with Account Debtors, parties to Contracts, and obligors in respect of Franchisee Accounts or other Collateral to verify to Bank’s satisfaction the existence, amount and terms of any such Franchisee Accounts or other Collateral, and (2) at any time after the occurrence and continuance of a Default or Event of Default (or if any rights of set-off (other than set-offs against an Franchisee Account arising under the Contract giving rise to the same Franchisee Account) or contra accounts may be asserted with respect to the following), and without prior notice to Borrower, notify Account Debtors and other Persons obligated on the Collateral that Bank has a security interest therein, and that payments shall be made directly to Bank. Upon the request of Bank, Borrower shall so notify such Account Debtors and other Persons obligated on the Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, Borrower shall not give any contrary instructions to such Account Debtor or other Person without Bank’s prior written consent.

(b) It is expressly agreed by Borrower that Borrower shall remain liable under each Contract and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Bank shall have no obligation or liability whatsoever to any Person under any Contract or License (between Borrower or any of its Subsidiaries and any Person other than Bank) by reason of or arising out of the execution, delivery or performance of this Agreement, and Bank shall not be required or obligated in any manner (1) to perform or fulfill any of the obligations of Borrower thereunder, (2) to make any payment or inquiry, or (3) to take any action of any kind to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract or License.

(c) Borrower shall, with respect to each owned, leased, or controlled property or facility, during normal business hours and upon reasonable advance notice (unless a Default or Event of Default has occurred and is continuing, in which event no notice shall be required and Bank shall have access at any and all times): (1) provide access to such facility or property to Bank and any of its officers, employees and agents, as frequently as Bank reasonably determines to be appropriate; (2) permit Bank and any of its officers, employees and agents to inspect, audit and make extracts from all of Borrower’s and each of its Subsidiaries’ Books and Records; and (3) permit Bank to inspect, review, evaluate and make physical verifications and appraisals of the Inventory, including, without limitation, an appraisal of Inventory by an appraisal firm reasonably acceptable to Bank in its sole and absolute discretion, and other Collateral in any manner and through any medium that Bank considers advisable, and Borrower shall provide to Bank, at Borrower’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower shall make available to Bank and its counsel, as quickly as practicable under the circumstances, copies of all of Borrower’s and each of its Subsidiaries’ Books and Records and any other instruments and documents which Bank may request. Borrower shall deliver any document or instrument reasonably necessary for Bank, as it may from time to time request, to obtain records from any service bureau or other Person that maintains records for Borrower or any of its Subsidiaries.

(d) Upon the occurrence and during the continuance of a Default or Event of Default, Borrower, at its own expense, shall cause its independent certified public accountants or consultants who are reasonably acceptable to Bank, to prepare and deliver to Bank at any time and from time to time, promptly upon Bank’s request: (1) a reconciliation of all Franchisee Accounts; (2) an aging of all Franchisee Accounts; (3) trial balances; and (4) test verifications of such Franchisee Accounts as Bank may request. Borrower, at its own expense, shall cause its independent certified public accountants to deliver to Bank the results of (i) any physical verifications of all or any portion of the Inventory made or observed by such accountants and (ii) any verifications of Borrower’s Franchisee Accounts, in each case when and if any such verifications are conducted. Bank shall be permitted to observe and consult with Borrower and Borrower’s certified public accountants in the performance of these tasks.

6.3 Power of Attorney. Borrower hereby irrevocably makes, constitutes, and appoints Bank (and any of Bank’s officers, employees or agents designated by Bank) as Borrower’s true and lawful attorney-in-fact, with power to: (a) send or make requests for verification of Franchisee Accounts and notices to Account Debtors; (b) endorse Borrower’s name on any checks, notices, acceptances, money orders, drafts, including, without limitation, drafts against Account Debtors, or other forms of payment or security that may come into Bank’s possession; and (c) upon written notice that a Default or Event of Default has occurred and is continuing, (1) sign Borrower’s name on any invoice or bill of lading relating to any Franchisee Account, or schedules and assignments of Franchisee Accounts; (2) notify the post office authorities to change the address for delivery of Borrower’s mail to an address designated by Bank, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower, (3) make, settle, and adjust all claims under Borrower’s policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (4) settle and adjust disputes and claims respecting the Franchisee Accounts directly with Account Debtors, for amounts and upon terms which Bank determines to be reasonable, and Bank may cause to be executed and delivered any documents and releases which Bank determines to be necessary. The appointment of Bank as Borrower’s attorney-in-fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide Loans and incur Letter of Credit Obligations hereunder is terminated. NEITHER BANK NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, LENDERS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER FOR ANY ACT OR FAILURE TO ACT PURSUANT TO THE POWERS GRANTED UNDER THE POWER OF ATTORNEY HEREIN OR OTHERWISE, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. Borrower also hereby (i) authorizes Bank to file any financing statements, continuation statements or amendments thereto that (A) indicate the Collateral (I) as all assets of Borrower (or any portion of Borrower’s assets) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (II) as being of an equal or lesser scope or with greater detail, and (B) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including (I) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, and (II) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates, (ii) agrees to furnish any such information to the Bank promptly upon request, and (iii) ratifies its authorization for Bank to have filed any initial financial statements, or amendments thereto if filed prior to the Closing Date. Borrower acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Bank and agrees that it will not do so without the prior written consent of Bank, subject to Borrower’s rights under Section 9509(d)(2) of the UCC.

6.4 Grant of License to Use Intellectual Property Collateral. For the purpose of enabling Bank to exercise its rights and remedies under the Loan Documents, Borrower hereby grants to Bank an irrevocable, non-exclusive license (exercisable upon the occurrence of an Event of Default without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and Borrower represents, warrants and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any other Person; provided, that such license will terminate on the Termination Date.

6.5 Reinstatement. The provisions of this Section 6 shall remain in full force and effect and continue to be effective even if: (a) any petition is filed by or against Borrower for liquidation or reorganization; (b) Borrower becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of Borrower’s assets; or (d) at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations and Bank’s Liens in the Collateral shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored or returned.

7. EVENTS OF DEFAULT; RIGHTS AND REMEDIES

7.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” under this Agreement:

(a) Borrower shall fail to make any payment in respect of any Obligations when due and payable or declared due and payable and remain in Default two (2) Business Days after written notice thereof; provided, however, that if Borrower fails to make such payment as a result of an Overadvance that is created pursuant to a change by Bank in the eligibility criteria for Eligible Franchisee Accounts or Eligible Inventory and/or Bank establishing other reserves in excess of $200,000, then Borrower shall have thirty (30) days after written notice thereof to cure such Default; or

(b) Borrower or any of its Subsidiaries shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement or any of the other Loan Documents and such default shall have continued for a period of seven Business Days after the occurrence thereof; provided, there shall be no grace period for Borrower’s failure to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in Section 3.23, Section 3.24 and Section 4; or

(c) an event of default shall occur under any other material agreement, document or instrument to which Borrower or any of its Subsidiaries is a party, or by which any such Person or its property is bound, including, without limitation, any agreement by and between Bank and Guarantor, and such event of default (1) involves the failure to make any payment, whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding $250,000, or (2) causing (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding $250,000 to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

(d) any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Bank by Borrower or any of its Subsidiaries shall be untrue or incorrect in any material respect as of the date when made; or

(e) any of the assets of Borrower or any of its Subsidiaries shall be attached, seized, levied upon or subjected to a writ or distress warrant; or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Person, and shall remain unstayed or undismissed for 60 consecutive days; or any Person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for the assets of Borrower (or those of any of its Subsidiaries) and the order appointing such receiver, trustee or custodian shall remain unstayed or undismissed for 60 consecutive days; or Borrower or any of its Subsidiaries shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

(f) a case or proceeding shall have been commenced involuntarily against Borrower or any of its Subsidiaries in a court having competent jurisdiction seeking a decree or order: (1) under the Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (i) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of such Person or of any substantial part of its properties, or (ii) the reorganization or winding up or liquidation of the affairs of any such Person and such case or proceeding shall remain undismissed or unstayed for 60 consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (2) invalidating or denying (i) any Person’s right, power, or competence to enter into or perform any of its obligations under any Loan Document, or (ii) the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

(g) Borrower or any of its Subsidiaries shall (1) file a petition under the Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, (2) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Person or of any substantial part of its properties, (3) fail generally to pay (or admit in writing its inability to pay) its debts as such debts become due, or (4) take any corporate action in furtherance of any such action; or

(h) final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $100,000 in the aggregate shall be rendered against Borrower or any of its Subsidiaries, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within 15 days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of 30 days from the date of such judgment, or in the case of a default judgment, 30 days after Borrower receives notice thereof; or

(i) any Guarantor or Subordinating Creditor, (i) dies (in the case of an individual), (ii) terminates, or gives Bank notice of its intention to terminate, its Subordination Agreement or Guaranty, as the case may be, (iii) becomes the subject of a case or proceeding commenced under the Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law which is not dismissed within 60 days seeking either (y) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any such Guarantor or any such Subordinating Creditor or of any substantial part of its properties or (z) the reorganization, winding up or liquidation of the affairs of any such Guarantor or any such Subordinating Creditor, or (iv) such Subordination Agreement or Guaranty, as the case may be, otherwise becomes unenforceable or ineffective; or

(j) Borrower voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated; or

(k) Borrower or any Guarantor is enjoined, restrained, or in any way prevented by the order of any court or other Governmental Authority, the effect of which order restricts Borrower or such Guarantor from conducting all or any material part of its business and, solely with respect to any such Guarantor, such order is not rescinded within 30 days; or

(l) the loss, suspension, revocation or failure to renew any license or permit now held or hereafter acquired by Borrower or any Guarantor, which loss, suspension, revocation or failure to renew might have a Material Adverse Effect; or

(m) any Lien or any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Bank shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral covered or purported to be covered thereby; for clarification purposes, Bank acknowledges that Inventory, as defined in the UCC and used herein, including its use in the definition of Collateral, does not include inventory that has been sold by Borrower in the ordinary course of its business; or

(n) any Change of Control of Borrower or any of its Subsidiaries shall have occurred.

7.2 Remedies.

(a) If any Default or Event of Default has occurred and is continuing, then Bank may exercise one or more of the following remedies: (1) upon notice to Borrower from Bank, increase the rate of interest applicable to the Loans to the Default Rate, and increase the Letter of Credit Fee to the Default Letter of Credit Fee, effective as of the date of notice of the initial Default or Event of Default, or (2) terminate or suspend its obligation to make further Loans or incur further Letter of Credit Obligations. In addition, if any Event of Default shall have occurred and be continuing, Bank may, without additional notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, including contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; (ii) require that all Letter of Credit Obligations be fully collateralized; or (iii) exercise any rights and remedies provided to Bank under the Loan Documents or at law or equity, including all remedies provided under the UCC; provided, that upon the occurrence of an Event of Default specified in Sections 7.1(e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Bank to make further Loans or incur any further Letter of Credit Obligations, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Bank.

(b) In addition to all other rights and remedies of Bank under this Agreement, Borrower expressly agrees that, upon the occurrence of any Event of Default, Bank may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Bank shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Bank by credit bid the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Bank shall have the right to conduct such sales on Borrower’s premises or elsewhere and shall have the right to use Borrower’s premises without rent or other charge for such sales or other action with respect to the Collateral for such time or times as Bank deems necessary or advisable.

(c) Borrower further agrees, upon the occurrence of an Event of Default and at Bank’s request, to assemble and cause its Subsidiaries to assemble the Collateral and make it available to Bank at places which Bank shall reasonably select, whether at Borrower’s premises or elsewhere. Until Bank is able to effect a sale, lease, or other disposition of the Collateral, Bank shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Bank deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Bank shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Bank. Bank may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Bank’s remedies with respect to such appointment without prior notice or hearing. To the maximum extent permitted by Applicable Law, Borrower waives all claims, damages, and demands against Bank, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that 10 days’ prior notice by Bank to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Bank is entitled.

(d) Bank’s rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Bank may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any Applicable Law, and all provisions of this Agreement are intended to be subject to any Applicable Law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid, unenforceable, in whole or in part.

7.3 Waivers by Borrower. Except as otherwise provided for in this Agreement and to the fullest extent permitted by Applicable Law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, any notes, commercial paper, Franchisee Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Bank on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Bank may do in this regard; (b) all rights to notice and a hearing prior to Bank’s taking possession or control of, or to Bank’s replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Bank to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel with respect to this Agreement, the other Loan Documents, and the transactions evidenced hereby and thereby.

7.4 Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Bank upon receipt, in the following order of priorities: first, to reimburse or pay in full the actual and reasonable expenses of Bank incurred in connection with such sale, disposition or other realization, including all other expenses, liabilities and advances incurred or made by Bank in connection therewith; second, to Bank as specified in Section 1.15; third, to collateralize any outstanding Letter of Credit Obligations; and finally, after payment and satisfaction in full in cash of all of the Obligations, and after the payment by Bank of any other amount required by any provision of law, including Section 9608(a)(l) of the UCC (but only after Bank has received what Bank considers reasonable proof of a subordinate party’s Lien), the surplus, if any, to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8. SUCCESSORS AND ASSIGNS

Each Loan Document shall be binding on and shall inure to the benefit of Borrower and its Subsidiaries, Bank, and their respective successors and assigns, except as otherwise provided herein or therein. Neither Borrower nor any of its Subsidiaries shall assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior written consent of Bank. Any such purported assignment, transfer, hypothecation, or other conveyance by Borrower or any of its Subsidiaries without the prior express written consent of Bank shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower and its Subsidiaries and Bank with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Bank reserves the right at any time to create and sell a participation in any portion of the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents. Nothing contained in this Agreement shall be construed to benefit third parties.

9. YIELD PROTECTION

9.1 LIBOR Basis Determination. If, with respect to any proposed LIBOR Loan for any LIBOR Loan Period, Bank determines that deposits in Dollars (in the applicable amount) are not being offered to Bank in the relevant market for such LIBOR Loan Period, then Bank shall give notice thereof to Borrower, whereupon the obligations of Bank to make LIBOR Loans shall be suspended until Bank notifies Borrower that the circumstances giving rise to such situation no longer exist.

9.2 Illegality. If any (a) Applicable Law or any change therein, (b) interpretation or change in interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by Bank with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency, shall make it unlawful or impossible for Bank to make, maintain, or fund any LIBOR Loans, Bank shall give notice thereof to Borrower. Upon receipt of such notice, Borrower shall repay in full the then outstanding principal amount of each affected LIBOR Loan, together with accrued interest thereon, either (i) on the last day of the then current LIBOR Loan Period applicable to such LIBOR Loan if Bank may lawfully continue to maintain and fund such LIBOR Loan to such day or (ii) immediately if Bank determines it may not lawfully continue to fund and maintain such LIBOR Loan to such day. Concurrently with repaying each affected LIBOR Loan, Borrower shall borrow a Reference Rate Loan (or another type of LIBOR Loan, if available) from Bank, and Bank shall make such Revolving Loan in an amount such that the outstanding principal amount of the Revolving Loans immediately following such repayment shall equal the outstanding principal amount of the Revolving Loans immediately prior to such repayment.

9.3 Increased Costs.

(a) If any Applicable Law or any change therein, or any interpretation or change in interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof or compliance by Bank with any request or directive (whether or not having any such authority) by any Governmental Authority, central bank, or comparable agency:

(1) shall subject Bank to any tax, duty, or other charge with respect to its obligation to make LIBOR Loans, or its LIBOR Loans, or shall change the basis of taxation of payments to Bank of the principal of or interest on its LIBOR Loans or in respect of any other amounts due under this Agreement in respect of its LIBOR Loans or its obligation to make LIBOR Loans (except for changes in the rate of tax on the overall net income of Bank imposed by the jurisdiction in which Bank’s principal executive office is located); or

(2) shall impose, modify, or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any LIBOR Loan any such requirement included in an applicable LIBOR Reserve Percentage), special deposit, capital adequacy, assessment, or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by Bank, or shall impose on Bank or the London interbank borrowing market any other condition affecting its obligation to make such LIBOR Loans or its LIBOR Loans; and

(3) the result of any of the foregoing is to increase the cost to Bank of making or maintaining any such LIBOR Loans, or to reduce the amount of any sum received or receivable by Bank under this Agreement with respect thereto, and such increase is not given effect in the determination of LIBOR Basis, then, on the earlier of demand by Bank or the Commitment Maturity Date, Borrower shall pay to Bank such additional amount or amounts as will compensate Bank for such increased costs. Bank will promptly notify Borrower, of any event of which it has knowledge, occurring after the date hereof, which will entitle Bank to compensation pursuant to this Section 9.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of Bank, be otherwise disadvantageous to Bank.

(b) A certificate of Bank claiming compensation under this Section 9.3 and setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor shall, absent manifest error, be deemed final, binding and conclusive upon Borrower. In determining such amount, Bank may use any reasonable averaging and attribution methods. If Bank demands compensation under this Section 9.3, Borrower may at any time, upon at least five Business Days’ prior notice to Bank, prepay in full the then outstanding affected LIBOR Loans, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Sections 1.12 and 10.2. Concurrently with prepaying such LIBOR Loans Borrower shall borrow a Reference Rate Loan, or a LIBOR Loan not so affected, from Bank, and Bank shall make such Revolving Loan in an amount such that the outstanding principal amount of the Revolving Loans immediately following such prepayment shall equal the outstanding principal amount of the Revolving Loans immediately prior to such prepayment.

9.4 Effect On Other Revolving Loans. If notice has been given pursuant to Sections 9.1, 9.2 or 9.3 suspending the obligation of Bank to make any LIBOR Loan, or requiring LIBOR Loans to be repaid or prepaid, then, unless and until Bank notifies Borrower that the circumstances giving rise to such repayment no longer applies, all LIBOR Loans which would have been made by Bank shall be made instead as Reference Rate Loans and/or Borrower may terminate this Agreement in accordance with Section 1.12.

9.5 Capital Adequacy. If, after the date hereof, Bank (or any Affiliate of Bank) shall have reasonably determined that the adoption of any Applicable Law, governmental rule, regulation or order regarding the capital adequacy of banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or any Affiliate of Bank) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of Bank (or any Affiliate of Bank) as a consequence of any of Bank’s Credit Facilities or obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration the policies of Bank (or Affiliate of Bank) with respect to capital adequacy immediately before such adoption, change or compliance and assuming that the capital of Bank (or Affiliate of Bank) was fully utilized prior to such adoption, change or compliance), then, upon demand by Bank, Borrower shall immediately pay to Bank such additional amounts as shall be sufficient to compensate Bank for any such reduction actually suffered; provided, that there shall be no duplication of amounts paid to Bank pursuant to this sentence and Section 9.3. A certificate of Bank setting forth the amount to be paid to Bank by Borrower as a result of any event referred to in this Section 9.5 shall, absent manifest error, be deemed final, binding and conclusive upon Borrower.

9.6 Federal Reserve System/Wire Transfers. The obligation of Bank to make any Revolving Loan by wire transfer to Borrower or any other Person shall be subject to all Applicable Laws, including the policy of the Board of Governors of the Federal Reserve System on Reduction of Payments System Risk as in effect from time to time. Borrower acknowledges that such laws, regulations and policy may delay the transmission of any funds to Borrower.

10. MISCELLANEOUS

10.1 Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and may not be modified, altered or amended except by a written agreement signed by Bank, Borrower and each other Person executing this Agreement or any other Loan Document, as applicable.

10.2 Reimbursement and Expenses. Borrower will promptly pay:

(a) all of Bank’s costs and out-of-pocket expenses in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents, including all post-closing matters, and the transactions contemplated hereunder and thereunder and the making of the Loans and the incurrence of the Letter of Credit Obligations, including, outside auditor costs, appraisal costs, title and other insurance premiums, recording and filing fees, and intangible, documentary stamp and other taxes and the reasonable attorneys’ fees and disbursements of counsel for Bank and the reasonable, allocated costs for services of internal counsel for Bank in connection therewith;

(b) all of Bank’s costs and out-of-pocket expenses in connection with the administration or monitoring of the Loans, the Letter of Credit Obligations and this Agreement and the other Loan Documents in accordance with the provisions thereof, the restructuring and refinancing of the transaction herein contemplated, and the preparation, negotiation, execution, and delivery of any waiver, amendment, or consent by Bank relating to this Agreement or the other Loan Documents, including, the reasonable attorneys’ fees and disbursements of counsel for Bank and the reasonable allocated costs for services of internal counsel for Bank and a fee to compensate Bank for any such waiver, amendment or consent;

(c) all of Bank’s costs and out-of-pocket expenses of obtaining performance under this Agreement or the other Loan Documents or of collection of the Obligations, in any arbitration, mediation, legal action or proceeding (including any case under the Bankruptcy Code or similar laws), which, in each case, shall include reasonable fees and expenses of counsel for Bank and the reasonable allocated fees and disbursements for the services of internal counsel for Bank;

(d) all taxes, assessments (general or special) and other charges levied on, or assessed, placed or made against any Collateral or the other Loan Documents or the Obligations;

(e) all of Bank’s fees, costs and out-of-pocket expenses in connection with the forwarding to Borrower or any other Person on behalf of Borrower by Bank of the proceeds of any of the Loans (including by wire transfer);

(f) all of Bank’s costs and out-of-pocket expenses in connection with the evaluation, observation, appraisal or assessment of any of the Collateral, Borrower and its Subsidiaries or their respective affairs; and

(g) whenever Bank sustains or incurs any out-of-pocket expenses in connection with (1) the failure by Borrower to borrow or reborrow any LIBOR Loan, or reborrow any Revolving Loan as a LIBOR Loan, in each case, after having given notice of its intention to borrow in accordance with Sections 1.1 and 1.4 (whether by the election of Borrower not to proceed or the failure to satisfy of any of the conditions set forth in Section 2), or (2) prepayment of any LIBOR Loan in whole or in part, Borrower shall pay to Bank, upon the earlier of Bank’s demand or the Commitment Maturity Date an amount sufficient to compensate Bank for all such out-of-pocket expenses. Bank’s good faith determination of the amount of such out-of-pocket expenses, shall, absent manifest error, be deemed final, binding, and conclusive upon Borrower. Losses subject to reimbursement under this Agreement shall include expenses incurred by Bank or any participant of Bank permitted under this Agreement in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and any lost profit of Bank or any participant of Bank over the remainder of the LIBOR Loan Period for such prepaid LIBOR Loan.

10.3 Indemnity.

(a) Borrower and each of its Subsidiaries shall indemnify and hold each Indemnified Person, harmless from and against any Claim which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended or not extended under this Agreement and the other Loan Documents or otherwise in connection with or arising out of the transactions contemplated hereunder or thereunder, including any Claim for Environmental Liabilities and Costs and legal costs and expenses of disputes between the parties to this Agreement; provided, that Borrower shall not be liable for indemnification of an Indemnified Person to the extent that any such Claim is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED OR NOT EXTENDED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

(b) In any suit, proceeding or action brought by Bank relating to any item of Collateral or any amount owing hereunder, or to enforce any provision of any item of Collateral, Borrower shall save, indemnify and keep Bank harmless from and against all expense, loss or damage suffered by reason of such action or any defense, setoff, or counterclaim asserted for any reason, other than arising solely as a result of the gross negligence or willful misconduct of the Bank or its agents or employees, by the other party or parties to such litigation and however arising, except to the extent attributed to the gross negligence or willful misconduct of Bank or its agents, employees or representatives. All obligations of Borrower or any of its Subsidiaries with respect to any item of Collateral shall be and remain enforceable against, and only against, Borrower or such Subsidiary, as the case may be, and shall not be enforceable against Bank. This Section 10.3 shall survive the Termination Date.

10.4 No Waiver. Neither Bank’s failure, at any time or times, to require strict performance by Borrower or any of its Subsidiaries of any provision of any Loan Document, nor Bank’s failure to exercise, nor any delay in exercising, any right, power or privilege under this Agreement, (a) shall waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith, or (b) shall operate as a waiver thereof. Any suspension or waiver of a Default, Event of Default, or other provision under the Loan Documents must be in writing signed by an authorized employee of Bank to be effective and shall not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy that Bank would otherwise have had on any future occasion.

10.5 Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of any Loan Document shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower or any of its Subsidiaries and all rights of Bank, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the reimbursement and expense provisions of Section 10.2, the indemnity provisions of Section 10.3, the governing law and venue provisions of Section 10.11 and the jury trial waiver of Section 10.12 shall all survive the Termination Date.

10.6 Conflict of Terms. Except as otherwise provided in any Loan Document by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any other Loan Document, the provision contained in this Agreement shall govern and control.

10.7 Notices.

(a) All notices and other communications under this Agreement and the other Loan Documents shall be in writing and shall be deemed to have been given three days after deposit in the mail, first class mail, postage prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or when sent out by facsimile transmission addressed to the party to which such notice is directed at its address determined as provided in this Section 10.7. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

(1) if to Borrower:

Barbeques Galore, Inc.
Barbeques Galore.Online
10 Orchard Road, Suite 200
Lake Forest, CA 92630
Attn: Kevin Ralphs, Chief Financial Officer
Telephone No.: (949) 597-2400
Facsimile No.: (949) 597-2434

with a copy to:

Solomon, Ward, Seidenwurm & Smith
401 B Street, Suite 1200
San Diego, CA 92101
Attn: Norman Smith, Esq.
Telephone No.: (619) 231-0303
Facsimile No.: (619) 231-4755

(2) If to Bank:

Union Bank of California, N.A.
200 Pringle Avenue, Suite 260
Walnut Creek, CA 94596
Attn: Commercial Finance Division
Telephone No.: (925) 947-3086
Facsimile No.: (925) 943-7442

with a copy to:

Buchalter, Nemer, Fields & Younger
601 South Figueroa Street, Suite 2400
Los Angeles, CA 90017-5704
Attn: Richard Jay Goldstein, Esq.
Telephone No.: (213) 891-0700
Facsimile No.: (213) 896-0400

(b) Any party to this Agreement may change the address to which notices shall be directed under this Section 10.7 by giving 10 days’ written notice of such change to the other parties.

10.8 Section Titles. The Section titles and Table of Contents contained in this Agreement and any other Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

10.9 Counterparts. Each Loan Document may be authenticated in any number of identical counterparts, which shall constitute an original and collectively and separately constitute a single instrument or agreement. Delivery of an executed counterpart of a signature page to this Agreement or any other Loan Document by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

10.10 Time of the Essence.. Time is of the essence for payment and performance of the Obligations.

10.11 GOVERNING LAW; VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND BANK PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT BANK, AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES COUNTY, CALIFORNIA; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE BANK FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF BANK. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.7 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

10.12 WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO. BORROWER AND BANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND BANK WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

BORROWER:	BARBEQUES GALORE, INC., a California corporation

	By:	/s/ Sydney Selati
	Name:	Sydney Selati
	Title:	President

BARBEQUES GALORE.ONLINE, a California corporation

	By:	/s/ Sydney Selati
	Name:	Sydney Selati
	Title:	President

BANK:	UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Greg F. Ennis
	Name:	Greg F. Ennis
	Title:	Vice President

S-1

Loan and Security Agreement

SCHEDULE A

DEFINITIONS AND RULES OF CONSTRUCTION

1. In addition to the defined terms appearing below, capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

“Account Debtor” means any Person who may become obligated to any Person under, with respect to, or on account of, an Franchisee Account, Chattel Paper or General Intangible (including a Payment Intangible).

“Accounts” means all “accounts,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of such Person’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of such Person’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due or to become due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), and (e) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

“ACH Transactions” means any cash management or related services provided by Bank to Borrower, including the automatic clearing house transfer of funds by Bank for the account of Borrower pursuant to any agreement or overdrafts.

“Affiliate” means, with respect to any Person: (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 20% or more of the Stock having ordinary voting power in the election of directors of such Person; (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; (c) each of such Person’s officers, directors, joint venturer, partners and Subsidiaries; or (d) with regard to Borrower, each Related Person. For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means the Loan and Security Agreement to which this Schedule A is attached or otherwise identified.

“Applicable Inventory Advance” means (a) during the months of March through July, 65% of the value of Borrower’s Eligible Inventory, as determined by Bank based on the Schedule of Inventory most recently delivered by Borrower to Bank and on other information available to Bank, valued at the lower of cost or market on a first-in, first-out basis, or (b) during the months of August through February, 60.5% of the value of Borrower’s Eligible Inventory, as determined by Bank based on the Schedule of Inventory most recently delivered by Borrower to Bank and on other information available to Bank, valued at the lower of cost or market on a first-in, first-out basis. The percentages set forth in this definition (x) are equal to 85% of the appraised net recovery value of Eligible Inventory of 77.5% for the months of March through July and 71.5% for the months of August through February, (y) shall not exceed 65%, and (z) may be adjusted by Bank from time to time in proportion to changes in the appraised net recovery value of Eligible Inventory to maintain such percentages at 85% of the appraised net recovery value of Eligible Inventory.

“Applicable Law” means, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it or its properties are bound.

“Australian Bank” means Australia and New Zealand Banking Group Limited.

“Australian Parent” means Barbeques Galore Limited, a corporation organized under the laws of the Capital Territory, Australia.

“Authorized Signatory” means such senior personnel of Borrower as may be duly authorized and designated in writing by Borrower to execute documents, agreements, and instruments on behalf of Borrower and to pledge Borrower’s personal property.

“Bank” means Union Bank of California, N.A. and its successors and assigns.

“Bank Products” means any one or more of the following types of services or facilities extended to Borrower by Bank or any Affiliate of Bank in reliance on Bank’s agreement to indemnify such Affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

“Bank Products Reserve” means a reserve against Borrowing Availability that Bank establishes from time to time in its reasonable discretion for Bank Products then provided or outstanding.

“Bankruptcy Code” means the Bankruptcy Code (11 U.S.C. Sections 101 et seq.).

“Books and Records” means, solely with respect to the Collateral, all books, records, contracts, licenses, insurance policies, files, accounting books and records, and financial statements (actual and pro forma).

“Borrower” means, jointly and severally, Barbeques Galore, Inc., a California corporation, and Barbeques Galore.Online, a California corporation.

“Borrowing Availability” means, at any time, the lesser of (a) the Maximum Amount at such time, or (b) the Borrowing Base, but in either case, less the sum of the Outstanding Letter of Credit Amount, the Dilution Reserve, the Rent Reserve, if any, the Bank Products Reserve, if any, and any other reserves established by Bank from time to time. Bank reserves the right, at any time and from time to time after the Closing Date, to establish and modify reserves in its reasonable credit judgment.

“Borrowing Base” means, at any time, an amount equal to the lesser of (1) ***, or (2) the sum of (i) Applicable Inventory Advance, and (ii) during the months of December through April, 85% of the value (as determined by Bank based on the Schedule of Franchisee Accounts most recently delivered by Borrower to Bank and on other information available to Bank) of Borrower’s Eligible Franchise Accounts; provided, that the aggregate amount of all outstanding Loans with respect to Borrower’s Eligible Franchise Accounts shall not exceed *** at any time. Bank reserves the right, at any time and from time to time after the Closing Date, to establish and modify the criteria set forth in, or establish new criteria for, the definition of “Eligible Franchisee Accounts” and “Eligible Inventory” and, subject to the provisions of Section 1.11 hereof, to establish and modify other reserves, in its reasonable credit judgment.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close, and in reference to LIBOR Loans means a Business Day that is also a day on which banks in the city of London are open for interbank or foreign exchange transactions.

“Capital Expenditures” means, with respect to any Person, all payments or accruals (including Capitalized Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

“Capitalized Lease Obligation” means, with respect to any Person, that portion of any obligation as lessee under a lease that is required to be capitalized on, or disclosed in a footnote to, the balance sheet of such Person in accordance with GAAP.

“Change of Control” means, with respect to any Person on or after the Closing Date (a) that any other Person or “group” shall increase its “beneficial ownership” (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934), either directly or indirectly, by more than 10% of the outstanding shares of Stock of such Person having the right to vote for the election of directors of such Person under ordinary circumstances, (b) that any change in the composition of such Person’s stockholders as of the Closing Date shall occur which would result in any stockholder or group acquiring 49.9% or more of any class of Stock of such Person, or (c) that any other Person (or group of Persons acting in concert) shall otherwise acquire the power to direct the management or affairs of such Person by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

“Charges” means all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of Borrower, (d) the ownership or use of any assets by Borrower, or (e) any other aspect of Borrower’s business.

“Chattel Paper” means all “chattel paper,” as such term is defined in the UCC and including both tangible and electronic chattel paper, now owned or hereafter acquired by any Person, wherever located.

“Claim” means any and all: suits, actions, or proceedings in any court or forum, at law, in equity or otherwise; costs, fines, deficiencies, or penalties; asserted claims or demands by any Person; arbitration demands, proceedings or awards; damages, losses, liabilities and expenses (including reasonable attorneys’ fees and disbursements and other costs of collection, defense or appeal); enforcement of rights and remedies; or criminal, civil or regulatory investigations.

“Closing Date” means November 23, 2004.

“Collateral” means all money, cash, cash equivalents, Franchisee Accounts, Deposit Accounts, other bank and deposit accounts (including the Control Account, the Disbursement Account and any other bank accounts maintained by Borrower or any of its Subsidiaries at Bank) and deposits, Inventory, letters of credit, Letter of Credit Rights, Supporting Obligations, Books and Records, General Intangibles, and all Proceeds (including insurance claims and insurance proceeds) of any of the foregoing, regardless of whether the Collateral, or any of it, is property as to which the UCC provides the perfection of a security interest, and all rights and remedies applicable to such property, but excluding in all events, Hazardous Materials.

“Collateral Documents” means all Loan Documents granting Liens to Bank to secure the Obligations or other rights with respect to the Collateral.

“Commercial Letter of Credit” means commercial or trade letters of credit issued at the request and for the account of Borrower and for which Bank has incurred Letter of Credit Obligations.

“Commitment Maturity Date” means the earliest of (a) November 22, 2007, (b) the date Bank’s obligation to make Loans and incur Letter of Credit Obligations is terminated and the Obligations are declared to be due and payable pursuant to Section 7.2, and (c) the date of prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.10.

“Compliance Certificate” means a statement in reasonable detail certified by the Chief Executive Officer or the Chief Financial Officer of Borrower certifying, to their best knowledge, after due inquiry, that (a) no Default or Event of Default has occurred and is continuing (or specifying those Defaults or Events of Default that have occurred and are continuing of which he or she was aware), and (b) Borrower is in compliance with the Financial Covenants tested on a quarterly basis under this Agreement and showing the calculations used in determining compliance with such Financial Covenants, which statement shall be in substantially the form of Exhibit C.

“Concentration Account” means account number *** in the name of Borrower maintained at Bank of America, N.A.

“Contracts” means all contracts, undertakings, and agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Franchisee Account.

“Control Account” means account number *** in the name of Borrower maintained at Bank.

“Control Letter” means a letter agreement between Bank and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of Borrower or any of its Subsidiaries, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of Borrower or any of its Subsidiaries, or (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by Borrower or any of its Subsidiaries, whereby, among other things, the issuer, securities intermediary or futures commission merchant limits any Lien that it may have in the applicable financial assets in a manner reasonably satisfactory to Bank, acknowledges the Lien of Bank on such financial assets, and agrees to follow the instructions or entitlement orders of Bank without further consent by Borrower or any of its Subsidiaries.

“Credit Facilities” means the Revolving Loans and the Letters of Credit.

“Daily Balance” means, as of any Business Day, (a) the Obligations as of the beginning of such Business Day, plus (b) any new Obligations advanced or incurred on such Business Day, minus (c) any payments or collections which are deemed to be made on such Business Day under the provisions of this Agreement. For purposes of this calculation, the term “Obligations” shall exclude the amount of any Letter of Credit issued for the account of Borrower that has not been drawn upon.

“Debt Service Coverage Ratio” means the ratio of (a) trailing twelve month EBITDA, minus (i) Capital Expenditures for such period that are not financed through the incurrence of any Indebtedness (excluding the Revolving Loans and new store openings), minus (ii) taxes paid during such period, minus (iii) cash distributions to its Stockholders, if any, permitted under this Agreement, to (b) the sum of (i) current maturities of long-term Indebtedness plus (ii) trailing twelve month Interest Expense paid or accrued in respect of any Indebtedness.

“Default” means any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

“Default Letter of Credit Fee” means a per annum default rate equal to 3% percent in excess of the otherwise applicable Letter of Credit Fee (calculated on the basis of a 360-day year and actual days elapsed) on the face amount of the Letters of Credit then outstanding.

“Default Rate” means a per annum default rate equal to three percent in excess of the maximum interest rate(s) otherwise applicable on the Obligations from the date of the Default or Event of Default.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Person.

“Dilution” means non-cash reductions in the Franchisee Accounts divided by Borrower’s gross sales for such period.

“Dilution Reserve” means a reserve against Borrowing Availability to be established by Bank if Dilution exceeds 5% on a rolling twelve month basis, which reserve shall be in an amount equal to 1% of Eligible Franchisee Accounts for each 1% of Dilution in excess of 5%.

“Disbursement Account” means account number *** in the name of Borrower maintained at Bank.

“Documents” means all “documents,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

“Dollars” means lawful currency of the United States.

“EBITDA” means, with respect to any Person for any period, the Net Income (Loss) of such Person for such period, plus interest expense, tax expense, amortization expense, depreciation expense and extraordinary losses and minus extraordinary gains, in each case of such Person for such period and as determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

“Eligible Franchise Account” means, as of any date of determination, a Franchisee Account of Borrower:

(a) owing from one of Borrower’s franchisees that is acceptable to Bank in its reasonable credit judgment;

(b) that is due and payable within 90 days following its original invoice date;

(c) that conforms to all of the representations and warranties pertaining to Franchisee Accounts set forth in this Agreement or any other Loan Document;

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(d) (1) that arises from the sale of goods of, or the performance of services by, Borrower in the ordinary course of its business, (2) that is subject to a valid, perfected and continuing first priority Lien in favor of Bank and is owned by Borrower free and clear of any rights, claims, Liens or other interests of any Person other than Liens in favor of Bank, (3) with respect to which an invoice, in form and substance acceptable to Bank, has been sent to the applicable Account Debtor, (4) that is not a credit aged beyond its eligible period, a franchisee deposit or a franchisee prepayment, (5) that does not represent the right to receive a progress payment or other advance billing, and (6) that does not represent an unapplied credit memo or chargeback;

(e) that (1) is a bona fide, valid and enforceable obligation of the applicable Account Debtor upon which Borrower’s right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever and (2) does not arise with respect to goods that are placed on consignment, guaranteed sale, sale or return or sale on approval or delivered on a bill-and-hold or cash-on-delivery basis or upon other terms by reason of which payment by the applicable Account Debtor is or may be conditional;

(f) with respect to which the applicable Account Debtor has not asserted any defense, counterclaim, set-off or dispute, and such Franchisee Account is not a “contra” Franchisee Account;

(g) with respect to which the applicable Account Debtor is not (1) a Federal, state or local governmental entity or agency, unless Bank, in its sole discretion, has agreed to the contrary in writing and Borrower, if necessary or desirable, has complied with the Federal Assignment of Claims Act of 1940 or any applicable state statute or municipal ordinance of similar purpose and effect with respect thereto, (2) an Affiliate, a Subsidiary, a Related Person or an employee of Borrower, and (3) located outside the United States, unless such Franchisee Account is supported by a letter of credit assigned to Bank, or covered by credit insurance, in either case in form and substance, and issued by an institution, satisfactory to Bank in Bank’s sole discretion;

(h) with respect to which the applicable Account Debtor has not: (1) commenced or been the subject of a case or proceeding under the Bankruptcy Code or any other Federal, state, foreign receivership or any other insolvency or bankruptcy laws; (2) made a general assignment for the benefit of creditors; (3) failed to pay its debts generally as they come due, suspended business or become insolvent; or (4) consented to or suffered the appointment of a receiver, trustee, liquidator or custodian for it or for all or a significant portion of its assets or affairs;

(i) the collection of which, in Bank’s reasonable credit judgment, is not doubtful by reason of the applicable Account Debtor’s financial condition or otherwise;

(j) that is not evidenced by any Chattel Paper, Instrument or judgment;

(k) to the extent that the total unpaid amount of such Franchisee Account, when added together with all other Franchisee Accounts due to Borrower from the applicable Account Debtor with respect to the same store, does not exceed 35% of all Franchisee Accounts owing to Borrower from the applicable Account Debtor with respect to the same store;

(l) that is payable only in Dollars;

(m) that is not in default (an Franchisee Account shall be deemed to be in default under this clause (l) if (1) such Franchisee Account is not paid within the earlier of 60 days following its due date or 90 days following its original invoice date or (2) such Franchisee Account is an obligation of an Account Debtor with respect to which more than 25% of all Franchisee Accounts due to Borrower from such Account Debtor are not otherwise eligible under the other criteria set forth in this definition); and

(n) that is otherwise acceptable to Bank in its reasonable credit judgment.

“Eligible Inventory” means, as of any date of determination, Inventory of Borrower:

(a) that (1) consists of first quality finished goods held for sale in the ordinary course of Borrower’s business, (2) is subject to a valid, perfected and continuing first priority Lien in favor of Bank and (3) is owned by Borrower free and clear of any rights, claims, Liens or other interests of any Person other than Liens in favor of Bank;

(b) that is (1) located on premises owned, leased or operated by Borrower or (2) stored on premises owned or operated by a bailee, warehouseman or similar Person, in each case with respect to which such location is within the United States of America, and to the extent required by the provision of Section 3.22(b) of this agreement the applicable landlord shall have executed and delivered to Bank a Landlord’s Waiver or the applicable bailee, warehouseman or similar Person shall have executed and delivered to Bank a bailee letter in form and substance acceptable to Bank;

(c) that conforms to all of the representations or warranties pertaining to Inventory set forth in this Agreement or any other Loan Document;

(d) that is not (1) placed on consignment or (2) in transit (other than Eligible In-Transit Inventory);

(e) that does not consist of raw materials, work-in-process, packaging or shipping materials, labels, manufacturing supplies, replacement parts, samples, display items, marketing materials, warranty returns, promotional items, or perishable items;

(f) that does not constitute obsolete, slow-moving (i.e., classified by Borrower as clearance Inventory or discontinued), shopworn, unmerchantable, unsalable, defective, returned, damaged, off-season or out-of-season, excess, unusable or unworkable goods or goods unfit for further processing;

(g) that is covered by property and casualty insurance acceptable to Bank;

(h) that consists of goods that can be transported or sold only with licenses that are readily available; and

(i) that is otherwise acceptable to Bank in its reasonable credit judgment.

“Eligible In-Transit Inventory” means in-transit finished goods Inventory of an amount not to exceed $4,000,000 at any time (valued at cost net of all duty, taxes and other charges) and for which all of the following conditions are satisfied:

(a) such Inventory is being shipped directly from (i) a foreign country to the Ontario, California location or one of Borrower’s other domestic warehouse locations for which, to the extent required by the terms of Section 3.22(b) of this Agreement, a Landlord’s Waiver or bailee agreement acceptable to Bank has been obtained (each such location, an “Approved Warehouse”), (ii) one Approved Warehouse to another Approved Warehouse, or (iii) an Approved Warehouse to one of Borrower’s stores; provided, that the $4,000,000 limitation set forth above, shall not apply to clauses (ii) and (iii) of this subsection;

(b) with respect to Inventory being shipped from a foreign country, such Inventory is covered by a clean on board negotiable through bill of lading (i) issued by a common carrier acceptable to Bank in its sole discretion, (ii) issued to the order of the seller of such Inventory, (iii) that is clean and without any notations or accompanying instructions that could operate to prevent a Person to whom such bill of lading is duly negotiated from holding the issuer thereof according to its original terms, (iv) that requires payment or provisions for payment in acceptable form before delivery of any goods covered thereby, (v) that indicates that the Inventory is consigned to Bank, and (vi) is otherwise acceptable to Bank in its sole discretion;

(c) such Inventory is fully insured against all risks (including war risks), and a policy or certificate of such insurance, in form and substance acceptable to Bank, with loss payable endorsement naming Bank, as loss payee, is delivered to Bank; and

(d) such Inventory is otherwise deemed to be “Eligible Inventory.”

“Environmental Laws” means any and all Federal, state, local and municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including, Hazardous Materials, as now or may at any time in the future be in effect.

“Environmental Liabilities and Costs” means all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages, costs and expenses that relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release, or the presence of any Hazardous Material.

“Environmental Permits” means all permits, licenses, administrative orders, consent orders, consent decrees, governmental agency agreements or other written documents detailing required environmental performance expected of Borrower or any of its Subsidiaries by any Governmental Authority.

“Equipment” means all “equipment,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, vehicles (including motor vehicles and trailers), tools, parts, dies, jigs, goods (other than consumer goods, farm products, or Inventory), and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) which is a member of a “controlled group of corporations,” a group of trades or businesses under “common control,” or an “affiliated service group,” which includes Borrower within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

“Event of Default” means any of the events specified in Section 7.1.

“Financial Covenants” means the financial covenants set forth in Section 3.24.

“Financial Statements” means the income statement, balance sheet and statement of cash flows of U.S. Holding Company, consolidated with each of its Subsidiaries, including, but not limited to, Borrower, internally prepared for each Fiscal Month, and audited for each Fiscal Year, in each case prepared in accordance with GAAP including the notes and schedules thereto.

“Fiscal Month” means any of the monthly accounting periods of Borrower.

“Fiscal Quarter” means any of the quarterly accounting periods of Borrower.

“Fiscal Year” means the 12-Fiscal Month period of Borrower ending January 31st of each year. Subsequent changes of the Fiscal Year of Borrower shall not change the term “Fiscal Year” unless Bank shall consent in writing to such change.

“Franchisee Accounts” means any Account (including, but not limited to, royalties owing to the Borrower from a franchisee of Borrower) as to which the Account Debtor is a franchisee of Borrower.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“General Intangibles” means all “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, but only to the extent the same are related to or arise in connection with the Franchisee Accounts or Inventory, including all right, title and interest which such Person may now or hereafter have in or under any Contract, all

Claims, Payment Intangibles, contract rights, choses in action, Licenses, Intellectual Property, Software, permits, proprietary or confidential information, technical information, procedures, knowledge, know-how, data bases, data, skill, expertise, experience, processes, materials, Books and Records, Goodwill (including Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty), deposit accounts, rights to receive tax refunds and other payments, rights to receive cash, and rights of indemnification.

“Goods” means all “goods,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Goodwill” means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, and distribution agreements now owned or hereafter acquired by any Person.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guaranteed Indebtedness” means, with respect to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation (“primary obligations”) of any other Person (the “primary obligor”) in any manner, including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof. The amount of any “Guaranteed Indebtedness” at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is made, and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

“Guarantor” means the U.S. Holding Company.

“Guaranty” means that certain guaranty executed by each Guarantor in favor of Bank, in substantially the form of Exhibit A.

“Hazardous Material” means any substance, material or waste, the generation, handling, storage, treatment or disposal of which is regulated by any Governmental Authority, or forms the bases of liability now or hereafter under, any Environmental Law in any jurisdiction in which Borrower or any of its Subsidiaries has owned, leased, or operated real property or disposed of hazardous materials.

“Hedge Agreement” means any transactions, agreements or documents now existing or hereafter entered into that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

“Indebtedness” of any Person means: (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, Letters of Credit and bankers’ acceptances, Hedge Agreements or agreements for Bank Products, in each case whether or not matured, but excluding obligations to trade creditors incurred in the ordinary course of business and not more than 45 days past due, customer deposits, lay-away type deposits and deferred taxes); (b) all obligations evidenced by notes, bonds, debentures or similar instruments; (c) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all Capitalized Lease Obligations; (e) all Guaranteed Indebtedness; (f) all Indebtedness referred to in clauses (a), (b), (c), (d) or (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (g) with respect to Borrower, the Obligations; and (h) all liabilities under Title IV of ERISA.

“Indemnified Person” means Bank and Bank’s Affiliates and each of their respective employees, attorneys, consultants, representatives and agents and their respective successors and assigns.

“Instruments” means all “instruments,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” means all of the following now owned or hereafter acquired by any Person: (a) patents, trademarks, trade dress, trade names, service marks, copyrights, trade secrets and all other intellectual property or Licenses thereof; and (b) all Proceeds of the foregoing.

“Interest Expense” means, with respect to any Person for any fiscal period, interest expense (whether cash or non-cash) of such Person paid or deemed paid in respect of any Indebtedness during such period determined in accordance with GAAP.

“Inventory” means all “inventory,” as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all goods, merchandise and other personal property held for sale or lease by any Person, or which is furnished by such Person under any contract of service or is held by such Person as raw materials, work or goods in process, finished goods, returned goods or materials and supplies of every nature used or consumed or to be used or consumed by such Person in the ordinary course of its business including all embedded software, whether now owned or hereafter acquired by such Person.

“IRC” means the Internal Revenue Code of 1986.

“Joint and Several Borrower Rider” means that certain agreement dated of even date herewith, between each Borrower in favor of Bank, so that each Borrower may jointly and severally assume and bind one another to all debts, liabilities and obligations arising under this Agreement and each of the other Loan Documents.

“Landlord’s Waiver” means a landlord waiver agreement executed by each landlord in favor of Bank, in substantially the form of Exhibit D.

“Letter of Credit” means an irrevocable Commercial Letter of Credit or Standby Letter of Credit issued for the account of Borrower pursuant to Section 1.6.

“Letter of Credit Fee” means, collectively, the fee(s) to be paid by Borrower to Bank, for the ratable benefit of Bank, for each Letter of Credit, as set forth on Schedule 1.6.

“Letter of Credit Obligations” means all obligations incurred by Bank at the request of Borrower in connection with the issuance of Letters of Credit.

“Letter of Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

“LIBOR” means, for any LIBOR Loan Period, the rate determined by Bank to be the per annum rate (rounded upward to the nearest one-hundredth of one percent (1/100%)) at which deposits in immediately available funds and in lawful money of the United States would be offered to Bank outside of the United States at approximately 11:00 a.m. (Pacific time) two Business Days before the first day of such LIBOR Loan Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the LIBOR Loan Period for, the LIBOR Loan sought by Borrower.

“LIBOR Basis” means a per annum interest rate equal to the quotient of (a) LIBOR divided by (b) one minus the LIBOR Reserve Percentage, stated as a decimal. The LIBOR Basis shall be rounded upward to the nearest one-sixteenth of one percent (1/16%) and, once determined, shall remain unchanged during the applicable LIBOR Loan Period, except for changes to reflect adjustments in the LIBOR Reserve Percentage.

“LIBOR Loan” means a Revolving Loan that Borrower requests to be made as a LIBOR Loan or that is reborrowed as, or converted to, a LIBOR Loan, in each case in accordance with the provisions of Sections 1.1 and 1.4.

“LIBOR Loan Period” means, for each LIBOR Loan, each one, two, three or six month period, as selected by Borrower pursuant to Section 1.4, during which LIBOR applicable to such LIBOR Loan shall remain unchanged; provided, that (a) any applicable LIBOR Loan Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such LIBOR Loan Period shall end on the immediately preceding Business Day, (b) any applicable LIBOR Loan Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such LIBOR Loan Period is to end shall (subject to clause (a) above) end on the last day of such calendar month, and (c) no LIBOR Loan Period shall extend beyond the Commitment Maturity Date.

“LIBOR Reserve Percentage” means the percentage in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not Bank has any Eurocurrency Liabilities subject to such reserve requirement at such time. The LIBOR Basis for any LIBOR Loan shall be adjusted as of the effective date of any change in the LIBOR Reserve Percentage.

“License” means any license under any written agreement now owned or hereafter acquired by any Person granting the right to use any Intellectual Property or other license of rights or interests now held or hereafter acquired by any Person.

“Lien” means, with respect to any property, any security deed, mortgage, deed to secure debt, deed of trust, lien, pledge, assignment, charge, security interest, title retention agreement, negative pledge, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

“Loan Documents” means collectively, this Agreement, the Joint and Several Borrower Rider, any Subordination Agreement, any Landlord’s Waiver, the Collateral Documents, the Guaranties, the Schedule of Franchisee Accounts, the Schedule of Inventory, and any and all other agreements, documents, or instruments (including financing statements) entered into in connection with the transactions contemplated by this Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

“Loans” means all loans and advances made by Bank to or for the benefit of Borrower under this Agreement or under any of the Loan Documents, including the Revolving Loans.

“Material Adverse Effect” means a negative result or potential result arising directly or indirectly from facts that, in the totality of the circumstances, Bank considers substantive and germane to (a) the business, assets, operations, prospects or financial or other condition of Borrower, its Subsidiaries or any Guarantor, (b) the ability of Borrower or any Guarantor to pay or perform in accordance with the terms of any of their respective agreements with Bank or any other Person, or (c) the rights and remedies of Bank under any of the Loan Documents.

“Maximum Amount” means ***; provided, that such amount may be reduced by Borrower at any time with out penalty.

“Minimum Loan Balance” means ***.

“Net Borrowing Availability” means, at any time, the Borrowing Availability, less the outstanding Revolving Loans.

“Net Income (Loss)” means, with respect to any Person for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

“Obligations” means all loans, advances, debts, expenses reimbursements, fees, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower or any of its Subsidiaries to Bank, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under this Agreement or any of the other Loan Documents (including any Hedge Agreement or other agreement for Bank Products), or under any other agreement between either Borrower or any of its Subsidiaries and Bank, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of Borrower), fees, Charges, expenses, attorneys’ fees and any other sum chargeable to Borrower or any of its Subsidiaries under this Agreement or any of the other Loan Documents, and all principal and interest due in respect of the Loans.

“Outstanding Letter of Credit Amounts” means, at any time, the sum of (a) 100% of the aggregate outstanding face amount of the Standby Letters of Credit at such time and (b) the greater of (1) 35% or (2) the difference between (i) 100% and (ii) the Applicable Inventory Advance, expressed as a percentage, of the aggregate outstanding face amount of the Commercial Letters of Credit; provided, that the aggregate undrawn face amount of such Standby Letters of Credit and Commercial Letters of Credit outstanding shall not exceed *** at any time.

“Overadvance” means the amount, if any, by which the aggregate outstanding Revolving Loans at any time exceed Borrowing Availability at such time.

“Payment Date” means the last day of each LIBOR Loan Period for a LIBOR Loan.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

“Payment Intangibles” means all “payment intangibles” as such term is defined in the UCC, now owned or hereafter acquired by any Person.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Liens” means, as applied to Borrower: (a) Liens securing taxes, assessments, and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen, or landlords for labor, materials, supplies, or rentals incurred in the ordinary course of business, but (1) in all cases only if payment shall not at the time be required to be made and (2) in the case of warehousemen or landlords, if subject to a Landlord Waiver to the extent required by Section 3.22(b) of this Agreement; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance, or similar legislation; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on use of real property which, in the sole judgment of Bank, do not materially detract from the value of such property or impair the use thereof in the business of Borrower; (d) Liens of record set forth in Schedule 4(h), as acceptable to Bank; and (e) Liens in favor of Bank.

“Person” means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

“Plan” means, with respect to Borrower or any of its Affiliates, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any of its Subsidiaries or Affiliates maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

“Pledged Account Agreement” means a tri-party pledged account agreement between Bank, Borrower, and a financial institution acceptable to Bank at which Borrower maintains a Deposit Account.

“Proceeds” “ means “proceeds,” as such term is defined in the UCC, including: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person from time to time with respect to any of the Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority); (c) any claim of any Person against third parties for past, present or future infringement or dilution of any Intellectual Property, or for injury to the goodwill associated with any Intellectual Property; (d) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (e) all amounts collected on, or distributed on account of, other Collateral; and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

“Projections” means the consolidated balance sheet, statements of income and cash flow for Borrower and each of Borrower’s Subsidiaries delivered to Bank in accordance with this Agreement (including forecasted Capital Expenditures and Net Borrowing Availability) by month for the next Fiscal Year, prepared in a manner consistent with GAAP and accompanied by senior management’s discussion and analysis of such plan.

“Reference Rate” means the variable per annum rate of interest most recently publicly announced by Bank at its corporate headquarters as the “Union Bank of California, N.A. Reference Rate,” with the understanding that the “Union Bank of California, N.A. Reference Rate” is one of Bank’s index rates and merely serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest or best rate at which Bank calculates interest or extends credit. The Reference Rate shall be adjusted at the same time as any change in the “Union Bank of California, N.A. Reference Rate.” The Reference Rate, as adjusted, shall constitute the Reference Rate on the date when such adjustment is made and shall continue as the applicable Reference Rate until further adjustment.

“Reference Rate Loans” means a Revolving Loan which Borrower requests to be made as a Reference Rate Loan or a Revolving Loan which is reborrowed as, or converted to, a Reference Rate Loan, in accordance with the provisions of Sections 1.1 and 1.4.

“Related Person” means (a) any individual, employee officer, director, shareholder, partner or member of Borrower or any Affiliate of Borrower, (b) any individual spouse, descendant or other individual related by blood or marriage to any officer, director, shareholder, partner or member of Borrower or any Subsidiary of Borrower, or (c) any trust in which any such individual Related Person is a grantor, settlor or beneficiary.

“Release” means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

“Rent Reserve” means a rent reserve to be instituted by Bank in the event Bank is not provided with a landlord’s waiver or warehouseman’s waiver, as applicable, for any location that Borrower maintains Collateral. The amount of the rent reserve for each such location shall be equal to three months rent for such location. Such landlord’s waivers or warehouseman’s waivers shall be in form and substance acceptable to Bank in its sole and absolute discretion.

“Reportable Event” has the meaning set forth in Title IV of ERISA.

“Restricted Payment” means (a) the declaration or payment of any dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower’s or any of its Subsidiaries’ Stock, (b) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower’s or any of its Subsidiaries’ Stock or Indebtedness other than (1) the Obligations that arise under this Agreement or (2) so long as no Default or Event of Default has occurred and is continuing, or shall be caused thereby, interest and principal, when due, under Indebtedness described in Schedule 3.8 or otherwise permitted under Section 4(c)(2) of this Agreement, without acceleration or modification of the amortization as in effect on the Closing Date, or any other payment or distribution made in respect thereof, either directly or indirectly, or (c) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; provided, that no payment to Bank shall constitute a Restricted Payment.

“Revolving Loans” means the revolving loans extended to Borrower pursuant to Section 1.1(a).

“Schedule of Franchisee Accounts” means a schedule of all Franchisee Accounts to be delivered by Borrower to Bank pursuant to Section 5.1(a).

“Schedule of Inventory” means a schedule of all Inventory to be delivered by Borrower to Bank pursuant to Section 5.1 (a).

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Person, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Standby Letter of Credit” means standby letters of credit issued at the request and for the account of Borrower and for which Bank has incurred Letter of Credit Obligations.

“Stock” means all certificated and uncertificated shares, options, warrants, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

“Stockholder” means each holder of Stock of Borrower or any of its Subsidiaries.

“Subject Property” means each real property location owned, leased, or occupied by Borrower and each of its Subsidiaries.

“Subordinating Creditor” means any Person subordinating its claims against Borrower to those of Bank.

“Subordination Agreement” means that certain subordination agreement executed by each Subordinating Creditor in favor of Bank, in substantially the form of Exhibit B.

“Subsidiary” means, as applied to any Person, (a) a corporation or limited liability company whose stock regularly entitled to vote (other than directors’ qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body) is 50% or more owned, directly or indirectly, by such Person, or (b) a partnership or joint venture whose partnership or venture interests are 50% or more owned, directly or indirectly, by such Person. The term “Subsidiary”, when used in this Agreement without reference to any particular Person, means a Subsidiary of Borrower.

“Supporting Obligations” means all “supporting obligations” as such term is defined in the UCC, now owned or hereafter acquired by any Person, including letters of credit and guaranties issued in support of Franchisee Accounts or General Intangibles.

“Termination Date” means the date on which the Loans, the Letters of Credit and all other Obligations under this Agreement and the other Loan Documents are indefeasibly paid in full, in cash (other than amounts in respect of Letter of Credit Obligations if any, then outstanding, provided that Borrower shall have paid to Bank, in immediately available funds, the maximum amount then available to be drawn under outstanding Letters of Credit), and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of California; provided, that in the event by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided, further, that to the extent that the UCC is used to define any term herein or in any of the Loan Documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

“Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the UCC, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

“Unused Line Fee” means for each day after the Closing Date through the Termination Date, an amount equal to (a) the difference between (1) the Borrowing Availability and (2) the closing balance of the Revolving Loans for such day, multiplied by (b) 0.25%, the product of which is then divided by (c) 360.

“U.S. Holding Company” means The Galore Group (USA), Inc., a Delaware corporation.

2. Accounting Terms. All accounting terms used, but not specifically defined, in this Agreement shall be construed and defined in accordance with GAAP.

3. UCC. Any terms that are defined in the UCC and used, but not specifically defined, in this Agreement shall be construed and defined in accordance with the UCC.

4. Construction. For purposes of this Agreement and the other Loan Documents, the following rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (b) the term “or” is not exclusive; (c) the term “including” (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations; (e) the words “herein,” “hereof” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement; (f) all references in this Agreement or in the Schedules to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement; and (g) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

EXHIBIT A

FORM OF CONTINUING GUARANTY

CONTINUING GUARANTY

This Continuing Guaranty (“Guaranty”), dated as of November 23, 2004, is executed and delivered by THE GALORE GROUP (USA), INC., a Delaware corporation (“Guarantor”) in favor of UNION BANK OF CALIFORNIA, N.A. (“Union Bank”) and in light of the following:

A. Barbeques Galore, Inc., a California corporation, and Barbeques Galore.Online, a California corporation (jointly and severally referred to herein as “Borrower”), and Union Bank are contemporaneously herewith entering into the Loan Documents; and

B. In order to induce Union Bank to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Union Bank to Borrower, whether pursuant to the Loan Agreement or otherwise, Guarantor has agreed to guarantee the Guaranteed Obligations.

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Union Bank, as follows:

1. Definitions and Construction.

(a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

“Guaranteed Obligations” means any and all obligations, indebtedness, or liabilities of any kind or character owed by Borrower to Union Bank including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including, attorneys’ fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Union Bank.

“Loan Agreement” means that certain Loan and Security Agreement, of even date herewith, between Union Bank and Borrower.

(b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Union Bank or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Union Bank, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Union Bank and Guarantor.

2. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Union Bank, as and for its own debt, until final and indefeasible payment thereof has been made, (a) payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Agreement and in each of the other Loan Documents.

3. Continuing Guaranty. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. Guarantor hereby absolutely, knowingly, unconditionally, and expressly waives and agrees not to assert any right it has under Section 2815 of the California Civil Code, or otherwise, to revoke this Guaranty as to future indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Union Bank, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Union Bank in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

4. Performance Under This Guaranty. In the event that Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Agreement or the other Loan Documents, as applicable, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law. Guarantor agrees that it is directly, and jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Union Bank, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Union Bank of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Union Bank may at any time possess. Guarantor agrees that any release which may be given by Union Bank to Borrower or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Union Bank shall be under no obligation (under Sections 2899 or 3433 of the California Civil Code or otherwise) to marshal any assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

6. Waivers.

(a) Guarantor absolutely, unconditionally, knowingly, and expressly waives:

(i) (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Union Bank to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor’s risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any unmatured event of default or event of default under the Loan Agreement; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

(ii) its right, under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Union Bank to institute suit against, or to exhaust any rights and remedies which Union Bank has or may have against, Borrower or any third party, or against any collateral for the Guaranteed Obligations provided by Borrower, Guarantor, or any third party. In this regard, Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Union Bank by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

(iii) (1) any rights to assert against Union Bank any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Union Bank; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Union Bank’s rights or remedies against Borrower; the alteration by Union Bank of the Guaranteed Obligations; any discharge of Borrower’s obligations to Union Bank by operation of law as a result of Union Bank’s intervention or omission; or the acceptance by Union Bank of anything in partial satisfaction of the Guaranteed Obligations; (4) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(b) Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Union Bank including any defense based upon an election of remedies by Union Bank under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by Union Bank under Bankruptcy Code Section 111l(b) to limit the amount of, or any collateral securing, its claim against the Borrower. Pursuant to California Civil Code Section 2856:

Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

Guarantor waives all rights and defenses that Guarantor may have because Borrower’s Obligations are secured by real property. This means, among other things:

(1) Union Bank may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower.

(2) If Union Bank forecloses on any real property collateral pledged by Borrower:

The amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

Union Bank may collect from Guarantor even if Union Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Union Bank may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure. Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, an election by Union Bank nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would prevent Union Bank from enforcing this Guaranty against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against Union Bank any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by Union Bank nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Debtor or other guarantors or sureties. Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Guarantor’s liability under this Guaranty.

(c) Until such time as all of the Guaranteed Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) Guarantor hereby postpones any right of subrogation Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations; (ii) Guarantor hereby postpones any right to proceed against Borrower or any other

Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Guaranteed Obligations; and (iii) Guarantor also hereby postpones any right to proceed or seek recourse against or with respect to any property or asset of Borrower.

(d) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, AND 2850.

7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Union Bank may, by action or inaction:

(a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents;

(b) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower in respect thereof;

(c) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

(d) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release (by action or inaction), or waive any security for the Guaranteed Obligations (including, the collateral referred to in Section 18 hereof) or any other guaranty of the Guaranteed Obligations, or any portion thereof.

8. No Election. Union Bank shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Union Bank to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Union Bank’s right to proceed in any other form of action or proceeding or against other parties unless Union Bank has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Union Bank under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Union Bank finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

9. Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Union Bank are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise)

of Borrower’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Guaranteed Obligations whether by Guarantor or Borrower, Union Bank shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to Guarantor. In the event that, for any reason, any portion of such payments to Union Bank is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Union Bank is required to repay plus any and all costs and expenses (including attorneys’ fees) paid by Union Bank in connection therewith.

10. Financial Condition of Borrower. Guarantor represents and warrants to Union Bank that Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Union Bank that Guarantor has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Guarantor hereby covenants that Guarantor will continue to keep informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

11. Subordination. Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to Guarantor is subordinated to the Guaranteed Obligations pursuant to the terms of that certain Subordination Agreement, of even date herewith, between Guarantor and Union Bank.

12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys’ fees) incurred by Union Bank in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Union Bank constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

13. Attorneys’ Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys’ fees and all other costs and expenses which may be incurred by Union Bank in the enforcement of this Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.) or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

14. Indemnification. Guarantor agrees to indemnify Union Bank and hold Union Bank harmless against all obligations, demands, or liabilities asserted by any party and against all losses in any way suffered, incurred, or paid by Union Bank as a result of or in any way arising out of, following, or consequential to Union Bank’s transactions with Borrower.

15. Notices. All notices or demands by Guarantor or Union Bank to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, overnight delivery service, or by telefacsimile, and shall be deemed to be given for purposes of this Guaranty on the earlier of the date of actual receipt or three days after the deposit thereof in the mail. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, at Guarantor’s address set forth on the signature page hereof, and if to Union Bank, then as follows:

Union Bank of California, N.A.
200 Pringle Avenue, Suite 260
Walnut Creek, CA 94596
Attn: Commercial Finance Division

16. Cumulative Remedies. No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity. No delay or omission by Union Bank to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Union Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

17. Books and Records. Guarantor agrees that Union Bank’s books and records showing the account between Union Bank and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

18. Intentionally Omitted.

19. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

20. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Union Bank pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and Union Bank. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

21. Successors and Assigns. The death of Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon Guarantor’s heirs, executors, administrators,

representatives, successors and assigns and shall inure to the benefit of the successors and assigns of Union Bank; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Union Bank’s prior written consent. Any assignment without the consent of Union Bank shall be absolutely void. In the event of any assignment or other transfer of rights by Union Bank, the rights and benefits herein conferred upon Union Bank shall automatically extend to and be vested in such assignee or other transferee.

22. Separate Property. Any married individual who signs this Guaranty in his or her individual capacity hereby expressly agrees that recourse may be had against his or her separate property for all Guaranteed Obligations hereunder.

23. Choice of Law and Venue. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND UNION BANK, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA. GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF UNION BANK, IN ANY OTHER COURT IN WHICH UNION BANK SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

24. Waiver of Jury Trial. GUARANTOR AND UNION BANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, BASED UPON OR ARISING OUT OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO. GUARANTOR AND UNION BANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND BANK WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

25. Waivers, Consents. Guarantor warrants and agrees that each of the waivers and consents set forth herein is made after consultation with legal counsel and with full knowledge of its significance and consequence, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Union Bank, or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

THE GALORE GROUP (USA), INC.
a California corporation

By:
Title:
Name:
Guarantor’s Address:	[

Attn:

Facsimile No.: ]

EXHIBIT B

FORM OF SUBORDINATION AGREEMENT

See attached

SUBORDINATION AGREEMENT

To:	Union Bank of California, N.A.
Commercial Finance Division
200 Pringle Avenue, Suite 260
Walnut Creek, California 94596

The undersigned, [                                ] (collectively “Creditor”), has entered into or is about to enter into certain financing arrangements with Barbeques Galore Limited, an Australian corporation and certain of its subsidiaries (collectively “BGL”) and in connection therewith, various persons or entities, including Barbeques Galore, Inc., a California corporation (“BGI”), have executed and delivered that certain [                                ], dated as of [                                ], in favor of Creditor (the “Guarantee”), unconditionally guaranteeing the obligations of BGL to Creditor, together with any and all amendments, replacements, substitutions, renewals, refinancings or restatements of the Guarantee and that certain [                                ] (“Security Agreement”) pursuant to which BGI has granted to Creditor certain security interests and liens on all of BGI’s personal property assets to secure BGI’s obligations arising out of the Guarantee (“Creditor Security Interest”). Union Bank of California, N.A., a national banking association (“Bank”), is about to enter into certain financing arrangements with BGI and its affiliate Barbeques Galore.Online, a California corporation (collectively “Borrower”) pursuant to that certain Loan and Security Agreement (“LSA”) between Bank and Borrower dated as of November     , 2004 (“Bank Financing”). As a condition to Bank entering into the LSA and the Bank extending the Bank Financing to Borrower, Bank has required that Creditor enter into this Subordination Agreement. Therefore, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Creditor agrees as follows: [introduction to be revised accordingly based on Creditors relationship with Borrower]

1. The term “Obligations” is used in this Subordination Agreement (this “Agreement”) in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Borrower to Bank, including, but not limited to, those Obligations arising pursuant to the LSA and all documents, instruments and agreements executed in connection therewith, whether now or hereafter existing and whether matured or not, and those Obligations which may be, from time to time, incurred by Borrower, including, but not limited to, any negotiable instruments evidencing the same, all guaranties, debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing, including interest, principal, costs and other charges, and all claims, rights, causes of action, judgments, decrees, remedies or other obligations of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, direct, indirect or by operation of law, up to Sixteen Million Dollars (USD ***) (“Senior Debt Cap”). The Senior Debt Cap shall be applied only to the aggregate outstanding principal amount of Bank’s loans to Borrower and shall not include any interest thereon and any costs, fees and expenses incurred by Bank related thereto such as “foreign exchange settlements”, taxes and ACH charges.

2. The term “Creditor Obligations” shall mean and include each and all of the following: the obligation to pay and perform when due all indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of BGI to Creditor, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, absolute, contingent, fixed, secured or unsecured; joint or several, monetary or non-monetary; and whether created pursuant to, or caused by BGI’s breach of the Guarantee, the Security Agreement, or any other present or future agreement or instrument, or created by operation of law or otherwise.

3. The Creditor Obligations are hereby subordinated and subject, in the manner and to the extent described below, to any and all Obligations owed by Borrower to Bank, so long as any of the Obligations shall remain unpaid, in whole or in part, or Bank is committed or otherwise obligated to extend credit to Borrower.

4. All security interests now or hereafter acquired by Bank in any or all of the Collateral (as defined below), in which the Borrower now has or hereafter acquires any ownership, leasehold or other interest, shall at all times be prior and superior to any lien, ownership interest, security interest or other interest or claim now held or hereafter acquired by Creditor in the Collateral (the “Subordinate Interest”). Said priority shall be applicable irrespective of the time or order of attachment or perfection of any security interest or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. Upon any disposition of any of the Collateral by Bank, Creditor agrees, if requested by Bank, to execute and immediately deliver any and all releases or other documents or agreements that Bank deems necessary to accomplish a disposition thereof free of the Subordinate Interest.

5. The term “Collateral” as used herein shall mean and refer to all of Borrower’s interest in the types of property described below, whether now owned or hereafter acquired and wherever located, together with all proceeds (including insurance proceeds), substitutions, accessions and products thereof:

“Collateral” means all money, cash, cash equivalents, Franchisee Accounts, Deposit Accounts, other bank and deposit accounts (including the Control Account, the Disbursement Account and any other bank accounts maintained by Borrower at Bank) and deposits, Inventory, letters of credit, Letter of Credit Rights, Supporting Obligations, Books and Records and General Intangibles. All capitalized terms used in this definition of Collateral shall have the meanings ascribed thereto in the LSA.

6. Except as otherwise provided in Section 8 of this Agreement, so long as any of the Obligations remain unpaid, in whole or in part, or so long as Bank is committed or otherwise obligated to extend credit to Borrower, Creditor agrees that Creditor shall not: (a) collect, or receive payment upon, by setoff or in any other manner, all or any portion of the Creditor Obligations now or hereafter existing; (b) sell, assign, transfer, pledge or give a security interest in the Creditor Obligations (except subject expressly to this Agreement); (c) declare or in any other manner find or hold BGI in default under the Creditor Obligations; (d) enforce its rights in the Collateral; (e) commence, prosecute or participate in any administrative, legal, or equitable action against BGI or the assets of BGI concerning or securing the Creditor Obligations; (f) join in any petition for bankruptcy, assignment for the benefit of creditors, or creditors’ agreement; or (g) incur any obligation to, or receive any loans, advances, dividends, payments of any kind or gifts from, Borrower.

7. Except as otherwise expressly agreed to herein, all of the Obligations now or hereafter existing shall be first paid by Borrower before any payment shall be made by BGI on the Creditor Obligations. This priority of payment shall apply at all times until all of the Obligations have been repaid in full. In the event of any assignment by Borrower for the benefit of Borrower’s creditors, any bankruptcy proceedings instituted by or against Borrower, the appointment of any receiver for Borrower or Borrower’s business or assets, or any dissolution or other winding up of the affairs of Borrower or of Borrower’s business, and in all such cases, the officers of Borrower and any assignee, trustee in bankruptcy, receiver or other person or persons in charge, respectively, are hereby directed to pay to Bank the full amount of the Obligations before making any payments to Creditor.

8. Notwithstanding anything contained in this Agreement to the contrary, at any time after the occurrence of an Event of Default as defined in the Security Agreement, Creditor, at its option, may give written notice to Bank that an Event of Default has occurred under the Security Agreement and that the Creditor is electing to have the a standstill period of one hundred and eighty (180) days (the “Standstill Period”) commence. After the passage of the Standstill Period, if the Event of Default has not been cured or waived and so long as Bank has not accelerated the Obligations and has not commenced enforcement of its rights to payment and performance of the Obligations (but without prejudice to any rights or remedies that Creditor may have against BGL or any of its subsidiaries other than Borrower), then, and in that event, Creditor shall have the free and unfettered right to proceed by all lawful means, including, but not limited to, the enforcement of its security interest in the Collateral, to enforce Creditor’s right to payment and performance of the Creditor Obligations.]

9. Creditor agrees to place or cause to be placed in the Guarantee, or in an addendum thereto, a legend stating that the payment thereof is subject to the terms of this Agreement and is subordinate to the payment of all the Obligations. Creditor agrees to mark its books and records in such manner as to indicate that payment thereof is subordinated pursuant to the terms of this Agreement.

10. Creditor agrees that Bank shall have absolute power and discretion, without notice to Creditor, to deal in any manner with the Obligations, including, interest, costs and expenses payable by Borrower to Bank, and any security and guaranties therefor including, but not limited to, release, surrender, extension, renewal, acceleration, compromise or substitution of the Obligations and the Collateral securing the Obligations. Creditor further agrees that, notwithstanding the existence of the Creditor Security Interest, Bank shall have the right and license to use any of the assets of BGI, notwithstanding that any such assets maybe or are a part of the Creditor Security Interests, in connection with Bank’s enforcement of is right to payment of the Obligations, including but not limited to the equipment, trade fixtures, intellectual property and books and records of BGI. Creditor hereby waives and agrees not to assert against Bank any rights which a guarantor or surety could exercise; provided, however, nothing in this Agreement shall constitute Creditor a guarantor or surety. Creditor and Bank hereby waive the right, if any, that either of them may have, to require that the other party to marshal, or otherwise proceed to dispose of or foreclose upon, collateral Creditor or Bank may have in any manner or order.

11. If, at any time hereafter, Bank shall, in its own judgment, determine to discontinue the extension of credit to or on behalf of Borrower, Bank may do so. This Agreement, the obligations of Creditor owing to Bank, and Bank’s rights and privileges hereunder shall continue until payment in full of all of the Obligations owing to Bank by Borrower notwithstanding any action or non-action by Bank with respect to the Obligations or with respect to any collateral therefor or any guaranties thereof. All rights, powers and remedies hereunder shall apply to all past, present and future Obligations, including under successive transactions, any of which may continue, renew, increase, decrease or from time to time create new Obligations and notwithstanding that from time to time Obligations theretofore existing may have been paid in full.

12. Creditor further agrees that, except as permitted by Section 8 of this Agreement, in case Creditor should take any action prohibited by or contrary to Section 6 above take or receive any additional security interest in, or additional lien by way of attachment, execution or otherwise on any property, whether real or personal, of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the payment in full of all of the Obligations, Bank shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as Bank may deem proper, and this Agreement shall be and constitute full and sufficient grounds therefor and shall entitle Bank to become a party to any proceedings at law, or otherwise, initiated by Bank or by any other party, in or by which Bank may deem it proper to protect its interests hereunder. Creditor agrees that if Creditor violates this Agreement, Creditor shall be liable to Bank for all losses and damages sustained by Bank by reason of such breach, including attorneys’ fees and costs incurred by Bank in any such legal action.

13. Except as otherwise expressly agreed to herein, if Creditor shall receive any payments, proceeds of Collateral, security interests or other rights in any property of Borrower in violation of this Agreement, such payment or property shall be received by Creditor in trust for Bank and shall forthwith be delivered and transferred to Bank.

14. Creditor represents and warrants that Creditor has not previously subordinated the Creditor Obligations for the benefit of any other person, and agrees that any such subordinations hereafter executed shall be expressly made subject and subordinate to the terms of this Agreement. Creditor further warrants that it has established with Borrower adequate means of obtaining, on an ongoing basis, such information as Creditor may require which may affect the ultimate satisfaction by Borrower of the Creditor Obligations. Bank shall have no duty to provide any such information to Creditor.

15. Creditor shall give written notice to Bank of the occurrence of an Event of Default by BGL on its obligations owed by BGL to Creditor (pursuant to the applicable agreements between BGL and Creditor) and guaranteed by BGI (pursuant to the Guarantee between Creditor and BG); provided, however, that the failure to give such notice for any reason whatsoever shall not be deemed to be a breach of this Agreement and shall not affect the rights of the parties hereunder in any way whatsoever.

16. Bank shall give written notice to Creditor of the occurrence of an Event of Default by BGI on its obligations owed by BGI to Bank (pursuant to the applicable agreements between BGI and Bank); provided, however, that the failure to give such notice for any reason whatsoever shall not be deemed to be a breach of this Agreement and shall not affect the rights of the parties hereunder in any way whatsoever.

17. This Agreement shall be binding upon the successors and assigns of Creditor, and shall inure to the benefit of Bank’s successors and assigns.

18. This Agreement and all rights and liabilities of the parties hereto shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of California.

19. In the event of any dispute under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs, whether or not suit is brought.

20. This Agreement shall remain in full force and effect until such time, if any, as the Guarantee is terminated and of no further force or effect, the Obligations are repaid in full and Bank no longer has a commitment to extend credit to Borrower under the LSA.

21. Nothing contained in this Agreement shall affect the rights of Creditor in and to BGL or its assets.

22. Creditor and Bank each waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement in any action, proceeding or other litigation of any type brought by either of the parties against the other party, whether with respect to contract claims, tort claims or otherwise. Creditor and Bank each agree that any such claim or cause of action shall be tried by a court without a jury. Without limiting the foregoing, Creditor and Bank further agree that their respective rights to trial by jury are waived by operation of this Section 20 as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement or any provision hereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement.

Dated as of: [ , 20 ]

“Creditor”

[ ]

By:

Title:

Address:

Attention:

[ ]

By:

Title:

Address:

Attention:

AGREED AND ACCEPTED:

“Bank”

UNION BANK OF CALIFORNIA, N.A.

By:

Title:

Each of the undersigned hereby waive their confidentiality rights with respect to the foregoing Subordination Agreement, accept and consent to such Subordination Agreement, and agree to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to Union Bank of California, N.A. and to pay the Obligations only in accordance therewith and in accordance with the Loan and Security Agreement between them and Union Bank of California N.A.

Dated as of: [                    , 20    ]

“Borrower”

BARBEQUES GALORE, INC.,
a California corporation

By:
Title:

BARBEQUES GALORE.ONLINE
a California corporation

By:
Title:

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

See attached

Barbeques Galore, Inc. and Barbeques Galore.online

Covenant Compliance Certificate

Capital Expenditures in any Fiscal Year (1) with respect to any new stores, shall not exceed ***; and (2) with respect to all other Capital Expenditures, shall not exceed ***.

New Store Capital Expenditures	$
Maximum New Store Capital Expenditures	$
In Compliance? (Yes/No)

Other Capital Expenditures	$
Maximum Other Capital Expenditures	$
In Compliance? (Yes/No)

Barbeques Galore, Inc. and Barbeques Galore.online hereby certify that the statement and accompanying schedules are complete and accurate and prepared in accordance with generally accepted accounting principles. Barbeques Galore, Inc. and Barbeques Galore.online hereby reaffirms and restates each of the representations and warranties and covenants contained in the Agreement.

Barbeques Galore, Inc. and Barbeques Galore. Online

By:

Title:

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT D

FORM OF LANDLORD’S WAIVER

LANDLORD’S WAIVER AND AGREEMENT

THIS LANDLORD’S WAIVER AND AGREEMENT (this “Waiver”) is made by [                                        ] (“Owner”) whose address is [                                        ] in favor of UNION BANK OF CALIFORNIA, N.A. (hereinafter referred to as “Lender”) with an address 200 Pringle Avenue, Suite 260, Walnut Creek, California 94596, and affects the real property commonly known as [                                        ] (hereinafter referred to as the “Real Property” or the “Premises”) in connection with the Lender entering into a Loan and Security Agreement, and other agreements related thereto (hereinafter collectively referred to as the “Agreements”) with BARBEQUES GALORE, INC., a California corporation and BARBEQUES GALORE.ONLINE, a California corporation (hereinafter jointly and severally referred to as “Borrower”), which Agreements, among other things, were given by Borrower to Lender for the purpose of securing the repayment of all obligations and the performance of all duties now or hereafter owing by Borrower to Lender, of every kind and description (collectively the “Obligations”). This Waiver does not amend any of the terms of the Agreements and reference is made to the Agreements for further information as to their terms.

Pursuant to the Agreements, Lender has loaned or may hereafter loan monies to Borrower secured by, among other collateral, Borrower’s now-owned and hereafter acquired inventory, as such term is defined in the California Uniform Commercial Code, including all goods, merchandise and other personal property held for sale or lease by Borrower, or which is furnished by Borrower under any contract of service or is held by Borrower as raw materials, work or goods in process, finished goods, returned goods or materials and supplies of every nature used or consumed or to be used or consumed by Borrower in the ordinary course of its business including all embedded software, whether now owned or hereafter acquired by Borrower (hereinafter referred to as “Inventory”), which Inventory is or is to be located on the Premises.

Owner agrees as follows:

1. Inventory Remains Personal Property. The Inventory shall at all times be and remain personal property. Owner disclaims any interest in the Inventory and will not assert any statutory or possessory lien against any of the Inventory.

2. Notice of Default. Owner will send to Lender, at its address above, a copy of any written notice Owner sends to Borrower, at the same time as it sends such notice to Borrower, of a default by Borrower in the lease obligations of Borrower to Owner, and allow Lender, at Lender’s option, fifteen (15) days from Lender’s receipt of such notice in which to cure or request Borrower to cure such default or to take possession of the Premises in accordance with Paragraph 3 below.

3. License to Lender. Owner grants Lender a license, as set forth below, to enter into possession of the Premises to do any or all of the following with respect to the Inventory: assemble it, have it appraised, display it, sever it, remove it, maintain it, prepare it for sale or lease, repair it, lease it, and transfer and/or sell it at one or more public auctions or private sales. Lender shall have the foregoing rights for a period of up to ninety (90) days (at Lender’s discretion), following Lender obtaining possession of the Premises either by Borrower or Owner placing Lender in possession of the Premises or abandonment of the Premises by Borrower to Lender or otherwise, but in no event shall Lender be under any obligation to take possession of the Premises. Any extensions of the foregoing period shall be with the written consent of Owner. Lender shall repair, at its cost, any structural damage to the Premises caused by the removal of the Inventory by Lender. Owner further grants Lender a license to enter the Premises at any time to inspect the Inventory.

4. Rent Payable By Lender. If the rent payable from the Borrower to the Owner has not been paid for a period during which Lender is in actual physical possession of the Premises pursuant to Paragraph 3 above, then Owner may condition Lender’s right to take or keep possession of the Premises upon Lender agreeing, in writing, to pay such rent which was payable by Borrower (prorated on a daily basis) for the actual number of days Lender is in physical possession of the Premises, up to ninety (90) days (or such longer period as may be agreed to in writing between Owner and Lender), but Lender’s obligation shall only apply to basic rent under the lease agreement between Borrower and Owner for the period during which Lender is in actual possession of the Premises, and without limiting the generality of the foregoing, Lender shall have no obligation to remedy any defaults of Borrower or to pay any share of real property taxes or other taxes, insurance, maintenance costs, or other sums payable by Borrower (whether or not denominated as “rent” in the lease agreement between Owner and Borrower). In the event Lender is only in possession of a portion of the Premises, the rent payable by Lender shall be prorated based on the proportion that the portion of the Premises occupied by the Lender bears to the total Premises. No agreement by Lender to pay such rent shall be binding on Lender unless set forth in a written agreement signed by Lender.

5. General. This Waiver shall continue until such time as all of the Obligations have been paid and performed in full. This Waiver sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersedes all prior discussions, representations, agreements and understandings between the parties. This Waiver may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this Waiver, the prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys’ fees) from the non-prevailing party. This Waiver shall be governed by the laws of the State of California and shall inure to the benefit of, and be binding upon, the successors, heirs and assigns of Owner and Lender.

DATED: [ ], 20[ ]	[ ]

By:
Name:

SCHEDULE 1.6

LETTER OF CREDIT FEE

Letter of Credit Fee for standby Letters of Credit is equal to 1.65% of the outstanding face amount of all standby Letters of Credit at any time, plus costs incurred by Bank in connection with the issuance of such standby Letters of Credit.

Letter of Credit Fee for commercial Letters of Credit is determined in accordance with the Bank’s Schedule of Fees, as in effect from time to time, plus costs incurred by Bank in connection with the issuance of such commercial Letters of Credit.

SCHEDULE 3.2

EXECUTIVE OFFICES and COLLATERAL LOCATIONS

CORPORATE or OTHER NAMES

Official Name:	(a) Barbeques Galore, Inc.
(b) Barbeques Galore.Online
Type of Entity:	(a) Corporation
(b) Corporation
State of Incorporation:	(a) California
(b) California
Federal Tax Identification Number:	(a) 95-3431529
(b) 94-2264587
State Organizational Identification Number:	(a) C0946753
(b) C0718347
Chief Executive Office:	(a) 10 Orchard Road, Suite 200 Lake Forest, CA 92630

(b) 10 Orchard Road, Suite 200 Lake Forest, CA 92630
Location of Inventory and Collateral:	(a) & (b) See attached Schedules, (i) Alphabetical Store Listing and (ii) Storage Units Leased
Other Corporate and Trade Names:	(a) Barbeques Galore Barbeques Galore Online
(b) None reported by Borrower

ALPHABETICAL STORE LISTING	Updated 11.03.04

65    Company Stores

  7    Franchise Stores

  2    Navy Stores

74    Total Stores

90 – ALMADEN – TT

5353 Almaden Expressway

Suite E37

San Jose, CA 95118

(408) 264-0420 – Phone

(408) 264-8704 – Fax

Mgr. – D’pring Medeiros

Asst. Mgr. – Phyliss Nelson

46 - ARLINGTON - MB

4605 S. Cooper Street

Arlington, TX 76017

(817) 468-3939 - Phone

(817) 468-4647 - Fax

Mgr. – Mark Marsh

Asst. Mgr. – Ed Verkler

45 - ARROWHEAD -MK

7635 W. Bell Road

Suite 101

Peoria, AZ 85382

(623) 412-4945 - Phone

(623) 412-4978 - Fax

Mgr. – Mike Garcia

Asst. Mgr. – Jason Jaramillo

97 - ATLANTA I - MB

6550 Roswell Rd.

Atlanta, GA 30328

(404) 255-2665 - Phone

(404) 255-4389 - Fax

Mgr. – ???

Asst. Mgr. – ???

98 - ATLANTA II -MB

3885 Venture Dr. NW

Duluth, GA 30096

(770) 814-2665 - Phone

(770) 814-9531 - Fax

Mgr. – ???

Asst. Mgr. – ???

50 - AUSTIN I - MB

9333 Research Blvd., Bldg. C #200

Austin, TX 78759

(512) 345-1146 - Phone

(512) 345-1240 - Fax

Mgr. – Randy Byler

Asst. Mgr. – Roy Montgomery

68 - AUSTIN II - BM

5601 Brodie Lane, Ste. 1200

Austin, TX 78745

(512) 899-9516 - Phone

(512) 899-0798 - Fax

Mgr. – Nick Schneider

Asst. Mgr. – Richard Reeves

79 - BREA - GC

2315 Imperial Hwy. #A

Brea, CA 92821

(714) 256-0786 - Phone

(714) 256-0789 - Fax

Mgr. – Joe Salas

Asst. Mgr. – Ricky Corby

64 - CARY - JA

111 Crossroads Blvd.

Cary, NC 27511

(919) 852-1126 - Phone

(919) 854-2993 - Fax

Mgr. - Lee Johnson

Asst. Mgr. – Sherry Latta

56 - CHAMPIONS - BM

4765 FM 1960 West, Ste. H

Houston, TX 77069

(281) 880-9291 - Phone

(281)880-9873 - Fax

Mgr. – Bill Heuer

Asst. Mgr. –Marvin Chan

71 - CHANDLER - MK

800 N. 54th Street

Suite C-5

Chandler, AZ 85226

(480) 940-2470 - Phone

(480) 940-2473 - Fax

Mgr. – Bob Campbell

Asst. Mgr. – Pat Seliger

74 -CHARLOTTE/ARBO - JA

8046 Providence Road

Charlotte, NC 28277

(704) 544-0788 - Phone

(704) 544-0515 - Fax

Mgr. - Mary Lyon

Asst. Mgr. – Rod Van Hoosan

24 - CITRUS HEIGHTS -TT

6412 Tupelo Drive, Suite D

Citrus Heights, CA 95621

(916) 721-0909 - Phone

(916) 721-0924 - Fax

Mgr. – Dan McKeown

Asst. Mgr. – Gene Morrow

72 - COLUMBIA - JA

6131 Columbia Crossing Circle

Suite T-2

Columbia, MD 21045

(410) 312-0150 - Phone

(410) 312-0155 - Fax

Mgr. – Scott Weber

Asst. Mgr. – Ray Stockes

Asst. Mg – Lantz Miller

84 - CORAL SPRINGS - MB

7485 W. Sample Road

Coral Springs, FL 33065

(954) 757-6668 - Phone

(954) 753-4248 - Fax

Mgr. - Gene Anderson

Asst. Mgr. – David Blount

40 - CORONA - AY

390 McKinley, Ste. 108

Corona, CA 92879

(951) 549-9901 - Phone

(951) 549-9248 - Fax

Mgr. – Martin Castillo

Asst. Mgr. – Shane Ivie

Asst. Mgr. – Pedro Martin

89 – CUPERTINO – TT

19785 Stevens Creek Blvd.

Cupertino, CA 95014

Phone: (408) 873-1644

Fax: (408) 873-1924

Mgr. – Ian Kaminsky

Asst. Mgr. - Jennifer Eustace

76 - DUBLIN - TT

4978 Dublin Blvd.

Suite A

Dublin, CA 94568

(925) 556-0678 - Phone

(925) 556-0463 - Fax

Mgr. – Ken Simons

Asst. Mgr. – Kim Crocket

91 – ELK GROVE – TT

9158 West Stockton Blvd.

Elk Grove, CA 95758

(916) 691-5700 - Phone

(916) 691-5188 - Fax

Mgr. – Veronica Smolen

Asst. Mgr. – Andy Amyx

54 - ENCINITAS -AY

1076 N. El Camino Real

Encinitas, CA 92024-1320

(760) 633-4440 - Phone

(760) 633-4463 - Fax

Mgr. – Scott Boyce

Asst. Mgr. – Josh Morin

Asst. Mgr. – Andres Gonzales

26 - ESCONDIDO -AY

1286 B. Auto Parkway

Escondido, CA 92029

(760) 480-1650 - Phone

(760) 480-1822 - Fax

Mgr. – Matt Stone

Asst. Mgr. – Robert Snook

Asst. Mgr. – Chris Vaccaro

62 - FAIRFAX - JA

12219-21 Fair Lake Promenade Dr.

Fairfax, VA 22033

(703) 278-0024 - Phone

(703) 278-0029 - Fax

Mgr. - Jack Beglane

Asst. Mgr. – Louise Boothe

48 - FOUNTAINS - BM

11355 Fountain Lake Drive

Stafford, TX 77477

(281) 94-9800 - Phone

(281) 94-9803 - Fax

Mgr. - Ismael Diosdado III

Asst. Mgr. – Shane Carriere

77 - FORT WORTH - MB

5824 South West Loop 820

Fort Worth, TX 76132

(817) 569-9960 - Phone

(817) 569-9971 - Fax

Mgr. – Rusty Fratus

Asst. Mgr. - Kirk Dooley

88 - FRESNO - GC

7723 N. Blackstone Avenue

Suite 101

Fresno, CA 93720

(559) 438-6383 - Phone

(559) 438-1791 - Fax

Mgr. - George Contreras

Asst. Mgr. – Louis Gonzales

87 – FRISCO – MB

8600 Gaylord Pkwy.

Suite 1

Frisco, TX 75034

(972) 668-4720 - Phone

(972) 668-4724 – Fax

Mgr. – Clarence “Butch” Parker

Flex Mgr - Solly Wollach

Asst. Mgr. – David Prestidge

73 - GAITHERSBURG - JA

178 Kentlands Blvd.

Gaithersburg, MD 20878

(240) 631-2700 - Phone

(240) 631-2703 - Fax

Mgr. - John David

Asst. Mgr. – Ernie Throneburg

Asst. Mgr. – Manas Das

38 - GLENDALE - GC

201 N. Central Avenue

Glendale, CA 91203

(818) 549-9908 - Phone

(818) 549-9962 - Fax

Mgr. – Greg Palmieri

Asst. Mgr. – Jason Penczar

49 - GRAPEVINE - MB

1419 State Hwy. 114 W, Ste 412

Grapevine, TX 76051

(817) 421-9052- Phone

(817) 251-2046 - Fax

Mgr. – Gordon Grant

Asst. Mgr. – Bobby Coulson

34 - HENDERSON - MK

1124 Sunset Rd.

Henderson, NV 89014

(702) 435-5558 - Phone

(702) 435-5414 - Fax

Mgr. – Ed Fisher

Asst. Mgr. – Collette Homell

ALPHABETICAL STORE LISTING	Updated 11.03.04

93 – JACKSONVILLE BCH - JA

950 Marsh Landing Pkwy.

Suite 305

Jacksonville Beach, FL 32250

(904) 273-0443 – Phone

(904) 273-0517 – Fax

Mgr. – Steve Wilkes

Asst. Mgr. – Kevin Smith

25 - KEARNY MESA - AY

7450 Clairemont Mesa Blvd.

San Diego, CA 92111

(858) 571-2727- Phone

(858) 571-2755 - Fax

Mgr. – Bob Aquino

Asst. Mgr. – Mark Gentrup

Asst. Mgr. – Tim Blakey

82 - LA MESA/GROSSMONT - AY

5300 Jackson Drive

Suite A

La Mesa, CA 91942

(619) 698-9102 - Phone

(619) 698-9107 - Fax

Mgr. – Herman Ruiz

Asst. Mgr. – Tom Clareaux

Asst. Mgr. – Eduado Lemus

32 - LAS VEGAS - MK

2580 S. Decatur Blvd.

Las Vegas, NV 89102

(702) 367-2260 - Phone

(702) 367-4164 - Fax

Mgr. – Larry Dowdy

MIT – Austin Keaveny

86 – LAS VEGAS II - MK

9815 S. Eastern Avenue

Las Vegas, NV 89123

Phone: (702) 407-7000

Fax: (702) 407-7003

Mgr. – Pat Farrule

Asst. Mgr – Scott Curless

57 - LEWISVILLE - MB

2267 S. Stemmons Fwy, #604

Lewisville, TX 75067

(972) 315-3364 - Phone

(972) 315-0089 - Fax

Mgr. – Syd Howell

Asst. Mgr. – Johnny Smith

55 - MANDARIN - JA

10991 San Jose Blvd.

Suite 51

Jacksonville, FL 32223

(904) 880-8008 - Phone

(904) 880-0033 - Fax

Mgr. – Martin Palos

Asst. Mgr. – Roland Phillips

44 – PALO ALTO - TT

2080 El Camino Real

Palo Alto, CA 94306

(650) 843 – 0560 - Phone

(650) 843 – 0564 Fax

Mgr. – Perry Jones

Asst. Mgr. – TBD

51 - PASADENA - AY

30 S, Rosemead Blvd.

Pasadena, CA 91107

(626) 568-1422 - Phone

(626) 568-3321 - Fax

Mgr. – Mike Malik

Asst. Mgr. – Deana

Westmoreland

Asst. Mgr. – Karrell Burgess

30 - PHOENIX - MK

311 E. Camelback Rd.

Phoenix, AZ 85012

(602) 266-9965 - Phone

(602) 266-9880 - Fax

Mgr. – Mike Jones

MIT – David Daniel

78 - N. PHOENIX – MK

21001 N. Tatum Blvd., #16-1000

Phoenix, AZ 85050

(480) 513-3004 - Phone

(480) 513-3396 - Fax

Mgr. – Lloyd Jackson

42 - PLANO - MB

1801 Preston Rd.,

Suite A

Plano, TX 75093

(972) 735-8185 - Phone

(972) 735-8562 - Fax

Mgr. - Jay Zeitler

Asst. Mgr. – Blair Cavender

85 - PLANTATION - LL

801 S. University Drive

Suite B-125

Plantation, Florida 33324

(954) 423-1400 - Phone

(954) 423-1945 - Fax

Mgr. – Jason Naves

Asst. Mgr. – Fred Gravel

70 - PRUNEYARD - TT

1875 S. Bascom Avenue

Suite 280

Campbell, CA 95008

(408) 559-7092 - Phone

(408) 559-7095 - Fax

Mgr. – Robert Anderson

Asst. Mgr. – David Fejeran

Asst. Mgr. – Kelly Gravance

59 - ROSEVILLE - TT

6756 Stanford Ranch Rd.

Suite 1

Roseville, CA 95678

(916) 781-9022 - Phone

(916) 781-9017 - Fax

Mgr. – David Olton

Asst. Mgr. – Mark Cartwright

52 - SAN ANTONIO I - BM

327 NW Loop 410

Suite 101

San Antonio, TX 78216

(210) 375-2070 - Phone

(210) 375-2025 - Fax

Mgr. - Rick Trotter

Asst. Mgr. – Kevin New

69 - SAN ANTONIO II - BM

11075 Interstate 10 West

Suite 304

San Antonio, TX 78230

(210) 691-5002 - Phone

(210) 691-5066 - Fax

Mgr. – Pamela Mattingly

Asst. Mgr. – Wes Suggs

58 - SAN RAFAEL - TT

620 W. Francisco Blvd.

San Rafael, CA 94901

(415) 453-0261 - Phone

(415) 453-0574 - Fax

Mgr. – Matt Farrell

Asst. Mgr. – Jason Harvey

21 - SANTA FE SPRINGS - GC

14040 E. Firestone Blvd.

Santa Fe Springs, CA 90670

(562) 921-7141 - Phone

(562) 926-9222 - Fax

Mgr. – Robert Barrett

Asst. Mgr. – Patty Gutierrez

80 - SANTA ROSA - TT

2510 Santa Rosa Avenue

Suite B

Santa Rosa, CA 95404

(707) 578-5248 - Phone

(707) 578-5257 - Fax

Mgr. – Noah Cade

Asst. Mgr. – Steve Esquivel

37 - SCOTTSDALE - MK

9010E. Indian Bend

Suite 2

Scottsdale, AZ 85250

(480) 596-8631 - Phone

(480) 951-8150 - Fax

Mgr. – Ralph “Butch” Jagger

Asst. Mgr. – David Daniel

67 - SPRINGFIELD - JA

6699-G Frontier Drive

Springfield, VA 22150

(703) 719-6889 - Phone

(703) 719-0443 - Fax

Mgr. - Dennis Spradlin

Asst. Mgr. - Barbara Watkins

Asst. Mgr. – Luke Ludwick

61 - STERLING - JA

46301 Potomac Run Plaza

Suite 190

Sterling, VA 20164

(703) 421-8950 - Phone

(703) 421-9208 - Fax

Mgr. – Dayle Dawson

Asst. Mgr. – Randy Jones

Asst. Mgr. – David Soflay

81 - STUDIO CITY - GC

13139 W. Ventura Blvd.

Studio City, CA 91604

(818) 986-4001 - Phone

(818) 986-0254 - Fax

Mgr. – Ravi Mahaindra

Asst. Mgr. – Angela Reel

23 - TARZANA - GC

19215 Ventura Blvd.

Tarzana, CA 91356

(818) 345-7314 - Phone

(818) 345-2290 - Fax

Mgr. – Tom Vincze

Asst. Mgr. – Paul Durfee

22 - TORRANCE - GC

18225 Hawthorne Blvd.

Torrance, CA 90504

(310) 793-9551 - Phone

(310) 793-0909 - Fax

Mgr. – Ken Ostrander

Asst. Mgr. – Scott Frazar

Torrance@bbqgalore.com

43 - UNIVERSITY PARK - MB

4360 Lovers Lane

Dallas, TX 75225

(214) 696-0030 - Phone

(214) 696-0075 - Fax

Mgr. – Arthur Lipschitz

Asst. Mgr. – Jim Cornish

28 - UPLAND - AY

324 S. Mountain Avenue

Upland, CA 91786

(909) 985-1522 - Phone

(909) 985-7995 - Fax

Mgr. – Andy Parson

Asst. Mgr. – Jason Guzman

Asst. Mgr. – Stephanie Martinez

ALPHABETICAL STORE LISTING	Updated 11.03.04

53 - VALENCIA - GC

25550 N. The Old Road

Stevensons Ranch, CA 91381

(661) 284-6880 - Phone

(661)284-6813 - Fax

Mgr. – Bill Pangborn

Asst. Mgr. – Gabe Leija

41 - WALNUT CREEK - TT

1539 Botelho Drive

Walnut Creek, CA 94596

(925) 935-7067 - Phone

(925) 935-6764 - Fax

Mgr. – Jim Arino

Asst. Mgr. – Aaron Guillaume

94 – WELLINGTON - MB

10530 Forest Hills Blvd.

Suite C-2

Wellington, FL 33414

(561) 333-7286 - Phone

(561) 333-7553 - Fax

Mgr. – Steve Gilliss

Asst. Mgr. – Dean Aurelius

47 - WESTHEIMER - BM

6429 Westheimer

Houston, TX 77057

(713) 953-7030 - Phone

(713) 953-7140 - Fax

Mgr. – Jonathon Schweizer

Asst. Mgr. – Russell Thompson

95 – WESTLAKE V1LLAGE-GC

30895 Thousand Oaks Blvd.

Westlake Village, CA 91362

(818) 706-3046 - Phone

(818) 706-3673 - Fax

Mgr. – Thomas Field

Asst. Mgr. – Jack Peraza

31 – W. LOS ANGELES - GC

11021 W. Pico Blvd.

Los Angeles, CA 90064

(310) 914-9693 - Phone

(310) 477-7136 - Fax

Mgr. – Dante Shumate

Asst. Mgr. – Steve Kida

Asst. Mgr. – Aaron Passoff

bbqwestla@mymailstation.com

63 - WHITE MARSH - JA

The Avenue at White Marsh

8153 Honeygo

Suites l & J

White Marsh, MD 21236

(410) 933-4861 - Phone

(410)933-4864 - Fax

Mgr. – Steve Schatz

Asst. Mgr – Nick Raver

Asst. Mgr. – Rey Taylor

MILITARY BASES:

29 - MIRAMAR - AY

Marine Corps Exchange

MCAS Bldg. 2660

4529 Anteanes Drive

San Diego, CA 92145-5034

(858) 695-7282 - Phone

(858) 695-7282 - Fax

Mgr. – Juno Hesapene

Asst. Mgr. – David Prince

33 - 32nd Street - AY

Navy Exchange 32nd Street

Bldg. 3135, P.O. Box 368036

San Diego, CA 92136-8036

(619) 544-2156 - Phone

(619) 544-2156 - Fax

Mgr. - Ed Galvan

Asst. Mgr. – Charles Anderson

WAREHOUSES:

CHARLOTTE

Crossroads Distribution Center

11401 Granite Street

Bldg. 1, Suite D

Charlotte, NC 28273

(704) 587-3360 - Phone

(704) 587-3362 - Fax

Mgr. – Terrill Kirtz

ONTARIO

Distribution Dept.

3355 East Cedar Road

Suite B

Ontario, CA 91761

(909) 472 -1026 - Phone

(909) 472-1032 - Fax

Logistics Mgr. – Jim Tullis

Wrhs Mgr. – Carlos Barragan

PRUNEYARD - TT

520 McGlincey

Campbell, CA 95008

(408) 559-7092 – Phone

(408) 559-7095 – Fax

District Manager – Todd Till

WAGNER INDUSTRIES

(Public Warehouse Dallas)

310 South West 14th St.

Grand Prairie, TX 75025

(972) 263-2590

FRANCHISES:

20 – MARKET PLACE - SC

(Franchise)

13274 Jamboree

Irvine, CA 92620

(714) 505-0893 - Phone

(714) 505-0894 - Fax

Supervisor – Maris Strauntins

10 - COSTA MESA - SC

(Franchise)

2300 Harbor Blvd. Ste. A

Costa Mesa, CA 92626

(949) 645-0305 - Phone

(949) 645-2708 - Fax

Supervisor – John Doughty

19 - TUCSON II - BR

(Franchise)

5068 N. Oracle

Tucson, AZ 85704

(520) 887-0378 - Phone

(520) 887-0393 - Fax

Owner - George Holley

15 - OXNARD - GC

(Franchise)

1700 E. Ventura Blvd. Suite D

Oxnard, CA 93030

(805) 485-4665 - Phone

(805) 485-4615 - Fax

Owner - Stuart McDonald

11 - RANCHO SANTA

MARGARITA (RSM) - SC

(Franchise)

30592 Santa Margarita Pkwy. Suite A

Rancho Santa Margarita, CA 92688 (949) 766-1080 - Phone

(949) 766-1198 - Fax

Supervisor – Joel Ellis

16 - TUCSON I - BR

(Franchise)

5616 E. Broadway Blvd.

Tucson, AZ 85711

(520) 790-0660 - Phone

(520) 790-0195 - Fax

Owner - George Holley

14 - LAGUNA NIGUEL - SC

(Franchise)

30212 Crown Valley Pkwy.

Laguna Niguel, CA 92677

(949) 249-0448 - Phone

(949) 249-0454 - Fax

Supervisor – George Paquette

Barbeques Galore, Inc.

Storage Rents Leased

December 2004

Barbeques Galore, Inc.

Current short term storage facilities at November 2004

LESSOR						Assocated Store	GL Account	Store No.	Amount	Addt’l Amts
1 Atlantic Self Storage - Ponte Vedra Unit #253 65 Executive Way, Ponte Vedra, FL 32082 As of 01/28/04 only Unit 253 is due effective 03/03/04						Jacksonville Beach	600-245	10193	150.52

2 Aztec Technology Corporation 2550 So. Santa Fe Ave., Vista, CA 92084						32nd Street	600-245	10133	134.69

3 Danna Industrial, LLC, c/o El Rancho Grande 160 W. Santa Clara St, #990, San Jose, CA 95113						Pruneyard Warehouse	600-245	10170	1,696.00

4 Dublin Security Storage 6005 Scarlett Court, Dublin, CA 94568						Dublin Dublin	600-245 600-245	10176 10176	175.00 175.00 350.00

5 Extra Space Storage Thousand Oaks 161 N. Duesenberg Dr., Thousand Oaks, CA 91382 Unit 377						W.L.V.	600-245	10195	209.00

6 Extra Storage Valencia Unit F127 Unit F136 26200 Hollywood Court, Valencia, CA 91355						Valencia Valencia	600-245 600-245	10153 10153	225.00 225.00 450.00

7 Hertz/Big 4 Rents PO Box 26390, Customer 2160900, Oakland City, OK 73126-0390						Walnut Creek	600-245	10141	102.69

8 Iron Mountain PO box 60709, Los Angeles, CA 90060 Rate effective 01/04						Irvine	600-245	99010	144.03

9 Mobile Mini, Inc.
PO Box 79149, Phoenix, AZ 85062-9149
Unit	21575	Invoice	#35648045	Inv	#1	Tarzana	600-245	10123	297.69	$—
Unit	98271	Invoice	#37743220	Inv	#2	Tarzana	600-245	10123	91.40	$—
Unit	12337	Invoice	#37716720	Inv	#3	Torrance	600-245	10122	85.49	$—
Unit	147487	Invoice	#37647722	Inv	#4	W.L.A.	600-245	10131	79.58	$—
Unit	36100	Invoice	#38481506	Inv	#5	Studio City	600-245	10181	161.79	$—
Unit	115570	Invoice	#38269510	Inv	#6	W.L.A.	600-245	10131	73.51	$—
Unit	15840	Invoice	#38357608	Inv	#7	Torrance	600-245	10122	85.49	$—
									874.95

10 Olivenhain Self Storage LLC 1605 Olivenhain Rd., Encinitas, CA 92024-5671 (Rate increase effective 9/3/04)						Encinitas	600-245	10154	411.00

11 Public Storage Inc. - Austin - Unit G-021 10931 Research, Astn/Resrch2 20199, Austin, TX 78759						Austin I	600-245	10150	166.00

Storage Units Leased	1	11/15/2004

Barbeques Galore, Inc.

Storage of Rents Leased

December 2004

12 Public Storage Inc. - Brea - Unit K742 2750 E. Imperial Hwy, Brea, CA 92821			Brea	600-245	10179	234.90

13 Public Storage Inc. - Las Vegas, NV (Rate incr eff 7/1/04) Las Vegas/Dctur 21210, 2727 s Decatur, Las Vegas, Nv 89102 Unit C004			Las Vegas	600-245	10132	187.00

14 Rocklin Self Storage 8500 Fairway Dr, Rocklin, CA 95677		Invoice #1 Invoice #2 Invoice #2	Citrus Heights Roseville Elk Grove	600-245 600-245 600-245	10124 10159 10191	150.00 150.00 150.00 450.00

15 San Rafael Self Storage - Unit a105 675 Anderson Drive, San Rafael, CA 94901 Rate change eff 7/17/03			San Rafael	600-245	10158	324.00

16 Schick Storage PO Box 3627, Tustin, CA 92781-3627			Administration Storage	600-245	99010	449.10

17 Self Storage of Walnut Creek - Space EG-14 2690 N. Main Street, Walnut Creek, CA 94597			Walnut Creek	600-245	10141	280.00

18 Shurgard Storage - Plano - Unit #1607 Shurgard Storage - Westheimer Unit #513 Shurgard Storage - Phoenix - Unit #5026 Shurgard Storage - Chandler - Unit #432		Invoice #1 Invoice #2 Invoice #3 Invoice #4	Plano/Preston Westheimer Phoenix Chandler	600-245 600-245 600-245 600-245	10142 10147 10178 10171	226.00 147.00 244.68 152.95
Shurgard Storage Centers, Inc, Attn: A/R Commercial Accts 1155Valley St., Ste 400, Seattle, WA 98109						770.63

19 Storagemax, 6757 N. Pima Rd., Scottsdale, AZ 85250
Unit K-10 Invoice #1 Unit K-36 Invoice #2 Unit K-5 Invoice #3 Unit B-39 Invoice #4			Scottsdale Scottsdale Scottsdale Scottsdale	600-245 600-245 600-245 600-245	10137 10137 10137 10137	168.41 168.41 168.41 168.41 673.64

20 Storage USA - Property #830, Unit #370 1051 Stephanie Pl., Henderson, NV 89014			Henderson	600-245	10134	127.99

21 U-Stor, 11201 San Jose Bl., Jacksonville, FL 32223			Mandarin	600-245	10155	123.05

22 75th Avenue Storage	Unit #851 Invoice #1 Unit #853 Invoice #2 Unit #111 Invoice #3		Arrowhead Arrowhead Arrowhead	600-245 600-245 600-245	10145 10145 10145	131.97 132.05 132.05
16110 N. 75TH Ave., Peoria, AZ 85382						396.07
(Rate increase effective 9/01/04)

Storage Units Leased	2	11/15/2004

SCHEDULE 3.5

MATERIAL ADVERSE CHANGE

None reported by Borrower.

SCHEDULE 3.6

REAL ESTATE LEASES

See attached.

Barbeques Galore, Inc.

Schedule of Rent and

Landlord Information

LANDLORD/ PROPERTY MANAGER	REMITTANCE ADDRESS	STORE LOCATION	MONTHLY RENT
1 Almaden Plaza Shopping Center, Inc.	5353 Almaden Expressway Suite 49 San Jose, CA 95118	Almaden	***

2 Antelope 80 Plaza	777 Greenback Lane Suite 101, Citrus Heights, CA 95610 Citrus Heights, Ca 95610	Citrus Heights	***

3 Arboretum Joint Venture	P.O. Box 403117 Atlanta, GA 30384-3117	Charlotte/Arboretum	***

4 BB Funds International I USA	c/o Lincoln Property Co. 500 N. Akard, Suite 3300, Dallas, TX 75201-3394	San Antonio I	***

5 Blackstone/Alluvial Center - Acct #0014-0014-0150	2377 West Shaw, Suite 112, Fresno, CA 93711	Fresno	***

6 Boyle-Fort Worth, LP	P.O. Box 17800 5900 Poplar Ave., Memphis, TN 38187	Fort Worth	***

7 BPR Shopping Center (Bradford Mgnt Co)	P.O. Box 848021, Dallas, TX 75284	Frisco	***

8 Brea Union Plaza II, LLC	101 N. Westlake Blvd., Suite 201 Westlake Village, CA 91362	Brea	***

9 Cary Crossroads Associates, L.P. Ref #606-40	P.O. Box 932612, Atlanta, GA 31193-2612	Cary	***

10 CB Richard Ellis Corp Fac Mgmt As agent for Washington Mutual	P.O. Box 6057, Hicksville, NY 11802-6057	La Mesa	***

11 Cedar Development, Ltd.	7777 Glades Rd., Suite 310, Boca Raton, FL 33434-4195	Wellington	***

12 Chandler Pavilions, Inc.,	P.O. Box 409637, Atlanta, GA 30384-9637	Chandler	***

13 Christon Company - Unit Ref #17-4360-CU	15900 Dooley Road, Addison, TX 75001	University Park	***

14 Chunny Lam Wong 2002 Trust	228 South Beverly Drive Beverly Hills, CA 90212	Glendale	***

15 CLPF - Crosroads Holdings GP, LLC	P.O. Box 27220, New York, NY 10087-7220	Charlotte Whse	***

16 Columbia Crossing I, LLC	3333 New Hyde Park Rd., P.O. Box 5020 Newy Hyde Park, NY 11042-0020	Columbia	***

17 Commercial Facilities, Inc. Acct.#225-119-BARB10	10951 Sorrento Valley Rd, Suite 2A San Diego, CA 92121	Kearny Mesa	***

18 Cooper Street Shopping Center	P.O. Box 676473 Dallas, TX 75267-6473	Arlington	***

19 DDRA Community Centers Five, L.P.	Dept. 743000743031, P.O. Box 931477 Cleveland, OH 44193	Arrowhead	***

20 Dr. John Paul Kassabian and Norayr Tuncer	4430 Dulcinea Court Woodland Hills, CA 91364-6120	West Los Angeles	***

21 Encinitas Town Center Association	515 South Figueroa St. Suite 1230 Los Angeles, Ca 90071	Encinitas	***

22 Equity Office Properties	1999 South Bascom Avenue, Suite 200 Campbell, CA 95008	Pruneyard	***

23 Fair Lakes Promenade, L.L.C.	P.O. Box 752075, Charlotte, NC 28275-2075	Fairfax	***

24 Fredericksburg 35, LLC	P.O. Box 890243, Charlotte, NC 28289-0243	Fredericksburg	***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Barbeques Galore, Inc.

Schedule of Rent and

Landlord Information

LANDLORD/PROPERTY MANAGER	REMITTANCE ADDRESS	STORE LOCATION	MONTHLY RENT
25 Fox Partners, L.P.	65 Inverness Drive, San Rafael, CA 94901	Santa Rosa	***

26 Frit Escondido Promenade, L.L.C.	Dept 8706, Los Angeles, CA 90084-8706	Escondido	***

27 Inland Southwest Management Corp./Huebner Oaks	P.O. Box 201474 Dallas, TX 75320-1474	San Antonio II	***

28 Geoffrey Millington (Attn: Don McMillan)	c/o Cupertino National Bank, Palo Alto Branch 400 Emerson St. Palo Alto cA 94301	Palo Alto	***

29 Grapevine/Tate JV	P.O. Box 660394, Dallas, TX 75266-0394	Grapevine	***

30 Hacienda Crossings	P.O. Box 915191, Dallas, tX 75391-5191	Dublin	***

31 Inland Southeast Property Management Corp.	P.O. Box 31005, Tampa, FL 33631-3005	Plantation	***

32 Kentlands II, L.L.C.	6824 Elm Street, Suite 200 Mclean, VA 22101	Gaithersburg	***

33 Kimco Realty Corporation (Corona Hills Plaza)	P.O. Box 5020, 3333 New Hyde Park Road New Hyde Park, NY 11042-0020	Corona	***

34 KIR Arboretum Crossing	P.O. Box 5020, 3333 New Hyde Park Road New Hyde Park, NY 11042-0020	Austin I	***

35 KIR Fountains on the Lake, L.P.	P.O. Box 41027, Houston, tX 77241-1027	Fountains	***

36 Lara Design Row III, LTD.	2900 University Drive Coral Springs, FL 33065	Coral Springs	***

37 Mariner Center L.P.	730 North Post Oak Road, Suite 330 Houston, TX 77024	Westheimer	***

38 Martin Felikian	8112 Stoneridge Drive, Whittler, Ca 90605	Pasadena	***

39 Martin Felikian (parking lot rent)	8112 Stoneridge Drive, Whittler, Ca 90605	Pasadena	***

40 MNG Properties	3655 Nobel Drive, Suite 650 San Diego, CA 92122	Studio City	***

41 MNG Properties	3655 Nobel Drive, Suite 650 San Diego, CA 92122	Las Vegas II	***

42 Mandan Investment Group, LLC	3841 W. Charleston Blvd., Suite 201 Las Vegas, NV 89102	Henderson	***

43 North Ranch Gateway		Westlake Village

44 Nottingham Management Co.	P.O. Box 37245, Baltimore, Md 21297-3245	White Marsh	***

45 Pan Pacific Retail Prop., Inc. File No.7406764	File #74064, Ctr #455, P.O. Box 60000 San Francisco, CA 94160	Las Vegas	***

46 Pan Pacific Retail Properties, Inc.	File# 30116 Ctr# 778, P.O. Box 60000 San Francisco, CA 94160	Upland	***

47 Pappas Lagunaa, L.P. c/o CB Richard Ellis,Inc.	2020 L Street, Suite 500 Sacramento, CA 95814	Eik Grove	***

48 PDC Properties, Inc.	8395 Jackson Road, Suite F Sacramento, CA 95826	Ontario Warehouse	***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Barbeques Galore, Inc.

Schedule of Rent and

Landlord Information

LANDLORD/PROPERTY MANAGER	REMITTANCE ADDRESS	STORE LOCATION	MONTHLY RENT
49 Pine Mountain Development, LLC	c/o San Manuel Band of Mission Indi P.O. Box 266, Patton, Ca 92369	Irvine Corporate Office	***

50 Portal Plaza Center, c/o Yamaoka Associates, Inc.	505 S. Pastoria Ave., Suite 201 Sunnyvale, CA 94086	Cupertino	***

51 Potomac Run, LLC	3333 New Hyde Park Road, Suite 100 New Hyde Park, NY 11042	Sterling	***

52 Property Management Support (Mandarin Corners)	1 Slelman Pkwy., Suite 250 Jacksonville, FL 32216	Mandarin	***

53 Preston Shepard Place c/o Prizm Partners	15660 North Dallas Pkwy., Suite 1100 Dallas, TX 75248	Plano	***

54 Price Owner, L.L.C.	P.O. Box 27375, San Diego, CA 92198-1375	Roseville	***

55 Nobmann Properties	719 Southpoint Blvd., Suite C Petaluma, CA 94954	San Rafael	***

56 R & L Camelback Terrace, LLC	c/o National Bank of Arizona Lockbox P.O. Box 98300, Phoenix, AZ 85038-0300	Phoenix	***

57 Retail Equities, LLC	1 Slelman Pkwy., Suite 250 Jacksonville, FL 32216	Jacksonville	***

58 Spire North LLC FBO MSMC	Dept 2926, Los Angeles, CA 90084-2926	Scottsdale	***

59 Springfield Commons Shopping Center	75 Remittance Drive, Suite 1696 Chicago, IL 60675-1696	Springfield	***

60 Sunset Valley Village	75 Remittance Drive, Suite 1845 Chicago, IL 60675-1845	Austin II	***

61 TD&A Corporation	5321 Edgemere Drive, Torrance, CA 90503	Torrance	***

62 Valencia Marketplace I, L.L.C.	101 N. Westlake Blvd., Suite 201 Westlake Village, Ca 91362	Valencia	***

63 Vestar-DRM-OPCO, LLC	P.O. Box 16281, Phoenix, AZ 85011-6281	N. Phoenix	***

64 Vista Ridge Village S.C.	P.O. Box 74691, Chicago, IL 60675	Lewisville	***

65 Voit Fireston Partners LLC # 6670-14040-CU	Dept. 60499, El Monte, CA 91735-0499	Santa Fe Springs	***

66 Wall Street Building c/o Asset Management Group	P.O. Box 12010, San Diego, Ca 92112-3010	Syd’s office	***

67 Weingarten Realty Investors	P.O. Box 200518, Houston, TX 77216	Champions	***

68 Woodcreek	21 Lafayette Circle, Suite 200 Lafayette, Ca 94549	Walnut Creek	***

69 Inland Southeast Property Management	Dept 3214 P.O.Box 2153 Birmingham AL 35287-3214	Atlanta II	***

70 MJM Development	460 Laurel Chase Ct. Atlanta GA 30327	Atlanta I	***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

SCHEDULE 3.7

LABOR MATTERS

None reported by Borrower.

SCHEDULE 3.8

VENTURES, SUBSIDIARIES, and AFFILIATES;

OUTSTANDING STOCK and INDEBTEDNESS

Ventures:	(a)	None reported by Borrower

Subsidiaries:	(a)	None reported by Borrower
	(b)	None reported by Borrower

Affiliates:	(a)	The Galore Group (USA), Inc.
The Galore Group (International), Ltd.
	(b)	The Galore Group (USA), Inc.
The Galore Group (International), Ltd.

Outstanding Stock:	(a) & (b) See attached chart, Stockholders
Equity

Indebtedness:	(a)	None reported by Borrower

THE GALORE GROUP (USA), INC. AND SUBSIDIARIES

STOCKHOLDERS EQUITY

	GALORE GROUP(USA), INC.	BARBEQUES GALORE, INC.	BBQ ONLINE	CONSOLIDATION ADJUSTMENTS	TOTAL
Common stock, no par value : authorised : 1,000 shares issued and outstanding : 300 shares	1,650,000				1,650,000

Common stock, no par value : authorised : 5,000 shares issued and outstanding : 2,000 shares		70,000		(70,000)	0

Common stock, no par value : authorised : 10,000,000 shares nonvoting authorised : 20,000 shares issued : 15,418 shares			7,015,418	(7,015,418)	0

Preferred stock, $1 par value : authorised 30,000,000 shares : issued 23,350,000 shares	23,350,000				23,350,000

Preferred stock, $1 par value : authorised 20,000,000 shares : issued 17,350,000 shares		17,350,000		(17,350,000)	0

Additional Paid-in Capital		369,151		(369,151)	0
Additional Paid-in Capital - Adjustment			170,447	(170,447)

	25,000,000	17,789,151	7,185,865	(24,975,016)	25,000,000

Note: The Galore Group (USA), Inc. owns 100% of the shares of Barbeques Galore, Inc. and Barbeques Galore Online.

SCHEDULE 3.11

TAXES

Claim for exercise tax and penalties in the amount of $265,000 arising from activities at Navy Exchange Service in Pearl Harbor, Hawaii during the period between 1993 and 2001. Claim is being disputed by Borrower.

SCHEDULE 3.12

ERISA PLANS

None reported by Borrower.

SCHEDULE 3.13

LITIGATION

Claim against Borrower by Brand Model & Talent Agency, Inc., a California corporation, in the amount of $400,000 for the unauthorized use of its images. Claim is being disputed by Borrower.

BARBEQUES GALORE, INC.

SCHEDULE 3.14

	Serial #	Reg #	Word Mark	Status
1.	74262778	1805958	TURBO	Renewed.

2.	74380656	1815278	BARBEQUES GALORE	Renewed.

3.	74260756	1734638	CAPT N COOK (and Design)	Renewed.

4.	78100188	2799163	ENDEAVOR	Registered.

5.	78032305	2760209	MAXIHEAT	Registered.

6.	78038280	2722558	BEEFMASTER	Registered.

7.	78200551	2829984	GRAND TURBO	Registered.

8.	73390532	1227963	COOK-ON	Registered.

9.	76025801	2457175	NOT A BARBECUE AISLE – A BARBECUE STORE	Registered.

10.	75332496	2202730	(DESIGN ONLY)	Registered.

11.	75067257	2104154	BAR-B-CHEF	Registered.

12.	74731250	2031773	(DESIGN ONLY)	Registered.

13.	74260006	2072024	BARB-B-CHEF	Registered.

14.	73675521	1481183	B.B.Q.’S GALORE	Registered.

15.	73259068	1200330	BARBEQUES GALORE	Registered.

16.	78292795	N/A	MAXIHEAT-OUTDOOR COMFORT	Pending; suspension letter mailed

17.	78203111	2898147	TURBO SELECT	Registered.

18.	78366373	N/A	TURBO MAXI COOL (and design)	Pending; new application.

19.	78366368	N/A	TURBO WINE CHILL (and design)	Pending; new application.

20.	78292781	N/A	TURBO STS	Allowed.

21.	78052533	N/A	AUSSIE GRILL	Pending. Report completed suspension check.

22.	75332495	N/A	(DESIGN ONLY)	Abandoned.

23.	78112907	N/A	EXCALIBUR	Abandoned.

BARBEQUES GALORE, INC.

SCHEDULE 3.14

	Serial #	Reg #	Word Mark	Status
24.	78088336	N/A	JUMBUCK	Abandoned.

25.	74731251	N/A	(DESIGN ONLY)	Abandoned.

26.	78037019	N/A	TURBO ULTRA	Abandoned.

27.	78028760	N/A	STRADA	Abandoned.

28.	74688560	N/A	COOK-ON	Abandoned.

29.	78054178	N/A	APOLLO	Abandoned.

30.	78037026	N/A	TURBO APOLLO	Abandoned.

31.	78429108	N/A	ONYX	Pending; new application.

32.	78456792	N/A	TURBO SEAR	Pending; new application.

33.	78519338	N/A	CHALLENGER	Pending; new application.

34.	73259620	N/A	WALTZING MATILDA	Abandoned.

SCHEDULE 3.16

HAZARDOUS MATERIALS

None reported by Borrower.

SCHEDULE 3.17

INSURANCE

See attached Insurance Certificate and Lender’s Loss Payable Endorsement

CERTIFICATE OF INSURANCE		Date 11/09/2004

PRODUCER Michael Ehrenfeld Company 2655 Camino Del Rio North San Diego, CA 92108 6196839990 0537922

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW

	COMPANY A	COMPANIES AFFORDING COVERAGE FIREMANS FUND INSURANCE COMPANY

INSURED 2 9 BARBEQUES GALORE, INC. GALORE GROUP USA INC. 10 ORCHARD ROAD #200 LAKE FOREST, CA 92630	COMPANY B
COMPANY C
COMPANY D

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS
A	GENERAL LIABILITY ☒ COMMERCIAL GENERAL LIABILITY ☐ ☐ CLAIMS MADE ☒ OCCUR ☐ OWNER’S & CONTRACTOR’S PROT ☐ _______________________________ ☐	MZX80824132	02/01/2004	02/01/2005	GENERAL AGGREGATE PRODUCTS - COMP/OP AGG PERSONAL & ADV INJURY EACH OCCURRENCE FIRE DAMAGE (Any one fire) MED EXP (Any one person)	$ $ $ $	2,000,000 2,000,000 1,000,000 1,000,000 1000000 10000

	AUTOMOBILE LIABILITY ☐ ANY AUTO ☐ ALLOWNED AUTOS ☐ SCHEDULED AUTOS ☐ HIRED AUTOS ☐ NON-OWNED AUTOS ☐ _______________________________ ☐				COMBINED SINGLE LIMIT BODILY INJURY (Per Person) BODILY INJURY (Per Accident) PROPERTY DAMAGE

	GARAGE LIABILITY ☐ ANY AUTO ☐ _______________________________ ☐				AUTO ONLY - EA ACCIDENT OTHER THAN AUTO ONLY: EACH ACCIDENT AGGREGATE

A	EXCESS LIABILITY ☒ UMBRELLA FORM ☐ OTHER THAN UMBRELLA	XYZ68846 08	02/01/2004	02/01/2005	EACH ACCIDENT AGGREGATE	$ $	25,000,000 25,000,000

	WORKERS COMPENSATION EMPLOYERS’ LIABILITY THE PROPRIETOR/ ☐ INCL PARTNERS/EXECUTIVE ☐ EXCL OFFICERS ARE:				☐ WC STATUTORY LIMITS ☐ OTHER EL EACH ACCIDENT EL DISEASE - POLICY LIMIT EL DISEASE-EA EMPLOYEE

A	OTHER BUILDING, BPP AND INVENTORY BUSINESS INCOME	MZX80824 32	02/01/2004	02/01/2005	SPECIAL FORM, $25,000 DEDUCTIBLE $$27,873,000 BLANKET $7,200,000 LIMIT

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

CERTIFICATE HOLDER NAMED AS LOSS PAYEE AND ADDITIONAL INSURED AS RESPECTS LOAN ON ASSETS PER ATTACHED
SCHEDULE OF LOCATIONS AND VALUES. ADDITIONAL NAMED INSURED BARBEQUES GALORE ONLINE
INCLUDED.

FORM CG2018 11 85 ENCLOSED.

NOTE: 10 day notice of cancellation in the event of non-payment of premium.

CERTIFICATE HOLDER 6022	CANCELLATION
74 UNION BANK OF CALIFORNIA, N.A. ITS SUCCESSORS AND/OR ASSIGNS P.O. BOX 30115 LOS ANGELES, CA 90030-9914 MC 4-957161

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT. BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVE

AUTHORIZED REPRESENTATIVE

/s/ [ILLEGIBLE]

ACORD 25

BARBEQUES GALORE, INC.

POLICY NUMBER: MZX80824132

THIS ENDORSEMENT CHANGES THE POLICY, PLEASE READ IT CAREFULLY

ADDITIONAL INSURED -

MORTGAGEE, ASSIGNEE, OR RECEIVER

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART

SCHEDULE

Name of Person or Organization:	UNION BANK OF CALIFORNIA, N.A.
ITS SUCCESSORS AND/OR ASSIGNS P.O. BOX 30115 LOS ANGELES, CA 90030-9914 MC 4-957161

Designation of Premises: PER SCHEDULE ATTACHED.

(If no entry appears above, information required to complete this endorsement will be shown in the declarations as applicable to this endorsement.)

1.	WHO IS AN INSURED (Section II) is amended to include as an insured the person(s) or organization(s) shown in the Schedule but only with respect to liability as mortgagee, assignee, or receiver and arising out of the ownership, maintenance, or use of the premises by you and shown in the Schedule.

2.	This Insurance does not apply to structural alterations, new construction and demolition operations performed by or for that the person or organization.

CG 20 18 11 85

EVIDENCE OF PROPERTY INSURANCE	DATE 11/09/2004
THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER Michael Ehrenfeld Company 2655 Camino Del Rio North San Diego, CA 92108 6196839990 0537922 CODE SUBCODE	COMPANY Fireman’s Fund Insurance Co.

INSURED BARBEQUES GALORE, INC., BARBEQUES	LOAN NUMBER	POLICY NUMBER MZX80824132
GALORE.ONLINE GALORE GROUP USA INC. 10 ORCHARD ROAD #200 LACK FOREST, CA 92630	EFFECTIVE DATE 02/01/2004	EXPIRATION DATE 02/01/2005	CONT.UNTIL TERMINATED IF CHECKED ☐
THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION
LOCATION/DESCRIPTION SCHEDULE OF LOCATIONS ENCLOSED. COVERAGE INFORMATION

COVERAGE/PERILS/FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
BUSINESS PERSONAL PROPERTY, INVENTORY AND BUILDING LIMIT SPECIAL FORM, REPLACEMENT COST, NO COINSURANCE TERRORISM INCLUDED. CP12180788 ATTACHED.	$27,873,000	$25,000

REMARKS (Including Special Conditions)

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED ABOVE HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS & PRIVILEGES AFFORDED UNDER THE POLICY.

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST. IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS: UNION BANK OF CALIFORNIA N.A., ITS SUCCESSORS AND/OR ASSIGNS P.O. BOX 30115 LOS ANGELES, CA 90030-9914 MC 4-957161	NATURE OF INTEREST ☐ MORTGAGEE ☐ ADDITIONAL INSURED ☒ LOSS PAYEE ☐ OTHER

ACORD 27 (2/88)	SIGNATURE OF AUTHORIZED AGENT OF COMPANY /s/ [ILLEGIBLE]

POLICY NUMBER: MZX80824132	COMMERCIAL PROPERTY

THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

LOSS PAYABLE PROVISIONS

This endorsement modifies insurance provided under the following:

BUILDING AND PERSONAL PROPERTY COVERAGE FORM

BUILDERS’ RISK COVERAGE FORM

CONDOMINIUM ASSOCIATION COVERAGE FORM

CONDOMINIUM COMMERCIAL UNIT-OWNERS COVERAGE FORM

STANDARD PROPERTY POLICY

SCHEDULE

Provisions Applicable
Prem. No.	Bldg. No.	Description of Property	Loss Payee (Name & Address)	Loss Payable	Lender’s Loss Payable	Contract Of Sale

BPP, INVENTORY	UNION BANK OF CALIFORNIA N.A. ITS SUCCESSORS AND/OR ASSIGNS P.O. BOX 30115 LOS ANGELES, CA 90030–9914 MC4957161

A.      When this endorsement is attached to the STANDARD PROPERTY POLICY CP 00 99 the term Coverage Part in this endorsement is replaced by the term Policy.

The following is added to the LOSS PAYMENT Loss Condition, as indicated in the Declarations or by an “X” in the Schedule:

B. LOSS PAYABLE For Covered Property in which both you and a Loss Payee shown in the Schedule or in the Declarations have an insurable interest we will: 1. Adjust losses with you; and

CP 12 18 07 88	Copyright. ISO Commercial Risk Services, Inc., 1983, 1987	Page 1 of 2

2.	Pay any claim for loss or damage jointly to you and the Loss Payee, as interests may appear.

C.	LENDER’S LOSS PAYABLE

1.	The Loss Payee shown in the Schedule or in the Declarations is a creditor (including a mortgageholder or trustee) with whom you have entered a contract for the sale of Covered Property, whose interest in that Covered Property is established by such written contracts as:

a.	Warehouse receipts;

b.	A contract for deed;

c.	Bills of lading; or

d.	Financing statements.

2.	For Covered Property in which both you and a Loss Payee have an insurable interest:

a.	We will pay for covered loss of damage to each Loss Payee in their order of precedence, as interests may appear.

b.	The Loss Payee has the right to receive loss payment even if the Loss Payee has started foreclosure or similar action on the Covered Property.

c.	If we deny your claim because of your acts or because you have failed to comply with the terms of the Coverage Part, the Loss Payee will still have the right to receive loss payment if the Loss Payee:

(1)	Pays any premium due under this Coverage Part at our request if you have failed to do so;

(2)	Submits a signed, sworn proof of loss within 60 days after receiving notice from us of your failure to do so; and

(3)	Has notified us of any change in ownership, occupancy or substantial change in risk known to the Loss Payee.

All of the terms of this Coverage Part will then apply directly to the Loss Payee.

d.	If we pay the Loss Payee for any loss or damage and deny payment to you because of your acts or because you have failed to comply with the terms of this Coverage Part:

(1)	The Loss Payee’s rights will be transferred to us to the extent of the amount we pay; and

(2)	The Loss Payee’s rights to recover the full amount of the Loss Payee’s claim will not be impaired.

At our option, we may pay to the Loss Payee the whole principal on the debt plus any accrued interest. In this event, you will pay your remaining debt to us.

3.	If we cancel this policy, we will give written notice to the Loss Payee at least:

a.	10 days before the effective date of cancellation if we cancel for your non-payment of premium; or

b.	30 days before the effective date of cancellation if we cancel for any other reason.

4.	If we do not renew this policy, we will give written notice to the Loss Payee at least 10 days before the expiration date of this policy.

D.	CONTRACT OF SALE

1.	The Loss Payee shown in the Schedule or in the Declarations is a person or organization you have entered a contract with for the sale of Covered Property.

2.	For Covered Property in which both you and the Loss Payee have an insurable interest we will:

a.	Adjust losses with you; and

b.	Pay any claim for loss or damage jointly to you and the Loss Payee, as interests may appear:

3.	The following is added to the OTHER INSURANCE Condition:

For Covered Property that is the subject of a contract of sale, the word “you” includes the Loss Payee.

Page 2 of 2	Copyright. ISO Commercial Risk Services, Inc., 1983, 1987	CP 12 18 07 88

BARBEQUES GALORE BREAKDOWN

2004

LOCATIONS	INVENTORY	PERSONAL PROPERTY PROPERTY	SALES	BUILDING	EDP
14040 E. FIRESTONE BLVD. SANTA FE SPRINGS, CA 90670	150,000	80,000	1,260,000

18992-18926 VENTURA BLVD. TARZANA, CA 91356	150,000	80,000	2,100,000

18225 HAWTHORNE BLVD. TORRANCE, CA 90503	130,000	70,000	1,700,000

6412 TUPELO DRIVE CITRUS HEIGHTS, CA 95621	160,000	62,000	1,100,000

1286B AUTO PARKWAY ESCONDIDO, CA 92025	160,000	80,000	2,300,000

7450 CLAIRMONT MESA BLVD. SAN DIEGO, CA 92111	200,000	80,000	2,750,000

324 S. MOUNTAIN AVENUE UPLAND, CA 91786	150,000	84,000	2,300,000

1875 S. BASCOM AVENUE CAMPBELL, CA 95008	150,000	80,000	2,200,000

311 E. CAMELBACK ROAD PHOENIX, ARIZONA 85012	140,000	81,000	1,100,000

2580 SOUTH DECATUR BLVD #5 LAS VEGAS, NEV 89102	130,000	76,000	1,900,000

NAS MIRAMAR #110-160 SAN DIEGO, CA 92121	90,000	10,000	800,000

3555 EAST CEDAR STREET #3 ONTARIO, CA 91761	6,000,000 8 mil peak sea to October only	70000	0

NAS NAVY EXCHANGE, US NAVY ST. P.O. BOX 368036 SAN DIEGO, CA 92136	90000	10000	1,100,000

11021 W.PICO BLVD. LOS ANGELES, CA 90025	150000	80000	3,000,000

1124 SUNSET ROAD HENDERSON, NEVADA 89015	150000	80000	1100000

201 NORTH CENTRAL AVE. GLENDALE, CA 91203	130,000	80,000	1,200,000

9010 E. INDIAN BEND RD SCOTTSDALE, AZ 85250	150,000	80,000	2,000,000

390 E. MCKINLEY #108 CORONA, CA	150,000	80,000	1,600,000

BARBEQUES GALORE BREAKDOWN

2004

1539 BOTELHO DRIVE	160,000	110,000	2,400,000
WALNUT CREEK, CA 94596

1801 PRESTON ROAD #A	180,000	190,000	1,300,000
PLANO, TEXAS 75093

4360 LOVERS LANE	140,000	140,000	1,500,000
DALLAS, TEXAS 75252

2080 EL CAMINO REAL	170,000	140,000	2,100,000
PALO ALTO, CA 94306

7635 W. BELL ROAD #101	160,000	80,000	2,200,000
PEORIA, ARIZONA 85382

6429 WESTHEIMER ROAD	160,000	80,000	1,300,000
HOUSTON, TEXAS 77057

4605 S. COOPER ST. #605	160,000	80,000	1,100,000
ARLINGTON, TEXAS

30 S. ROSEMEAD BLVD	150,000	100,000	1,600,000	450000
PASADENA, CA

1419 STATE HWY W #412	150000	80000	1200000
GRAPEVINE, TEXAS 76051

9333 RESEARCH DR. BLDG C	150,000	100,000	1,100,000
#200, AUSTIN, TX 78759

10991 SAN JOSE BLVD.
JACKSONVILLE, FLA 32223	150,000	100,000	1,100,000

11355 FOUNTAIN LAKES DRIVE	160,000	100,000	1,200,000
STAFFORD, TEXAS 77477

327 N.W. COOP 410. #101
SAN ANTONIO TEXAS 78216	150,000	100,000	1,300,000

2267 S. STEMMONS FREEWAY	150,000	100,000	1,100,000
#604, LEWISVILLE, TX 75067

4765 FM 1960 WEST, STE H	150000	100000	1,100,000
HOUSTON, TX 77069

1076 N. EL CAMINO REAL	150000	100000	3,400,000
ENCINITAS, CA 92024

25550 N. THE OLD ROAD	150000	100000	2,200,000
VALENCIA, CA 91371

620 W. FRANCISCO BLVD.	150000	100000	2,200,000
SAN RAFAEL, CA 94901

6756 STANFORD RASCH RD #1	150000	75000	2,100,000
ROSEVILLE, CA 95678

BARBEQUES GALORE BREAKDOWN

2004

46301 POTOMAC RUN PLAZA	170000	100000	1,900,000
UNIT 190, STERLING VA 21064

FAIR LAKES PROMENADE
12219-21 FAIR LAKES PROMENADE DR
FAIRFAX, VA	170000	100000	1,800,000

THE AVENUE AT WHITE MARSH	180000	100000	1,300,000
8153 HONEYGO #I,J
WHITE MARSH, MD 21236

225 SOUTH WEST 14TH STREET
GRAND PRAIRIE, TX 75025	600000
(warehouse)
111 CROSSROADS BLVD.
CARY, NC 27511	160000	130000	1100000

6699-G FRONTIER DRIVE
SPRINGFIELD, VA 22150	170000	130000	1,600,000

11075 INTERSTATE 10 WEST, #304
SAN ANTONIO, TX 78230	150000	130000	1,000,000

5601 BRODIE LANE, #1200
AUSTIN, TEXAS 78745	150000	130000	1,000,000

520 #8 MC GLINCEY LANE
CAMPBELL, CA 95008 (WHSE)	120000	10000

800 N. 54TH STREET	170000	130000	2,400,000
CHANDLER, ARIZONA 85226

8046 PROVIDENCE ROAD	160000	130000	1,500,000
CHARLOTTE, NC 28277

6131 COLUMBIA CROSSING CIRCLE
#T-2, COLUMBIA, MD 21045	170000	130000	1,500,000

178 MARKET STREET	170000	130000	1,200,000
GAITHERSBURG, MD 20878

5666 SOUTHWEST LOOP 820 #150
FT. WORTH, TEXAS 76132	170000	130000	1,200,000

2315 E. IMPERIAL HIGHWAY #A	170000	150000	2,700,000
BREA, CALIFORNIA 92821

13131 VENTURA BLVD.	160000	150000	1,500,000
STUDIO CITY, CA				625,000

2510-B SANTA ROSA AVENUE	170000	150000	1,800,000
SANTA ROSA, CA 95404

11401 GRANITE STREET #D	2,000,000	40,000
CHARLOTTE, NC 28273
(WAREHOUSE)

BARBEQUES GALORE BREAKDOWN

2004

4978 DUBLIN BLVD. #A	$160,000	$200,000	$1,900,000
DUBLIN, CA 94568

5300 JACKSON DRIVE	160000	200000	$1,600,000
LA MESA, CA 91942

7485 SAMPLE ROAD WEST	160000	200000	$900,000
CORAL SPRINGS FLA 33065

8600 GAYLORD PARKWAY #1	160000	200000	1,000,000
FRISCO, TEXAS 75034

19785 STEVENS CREEK BLVD.	160000	200000	800,000
CUPERTINO, CA 95014

801S UNIVERSITY DRIVE #B130A	160000	200000	1,600,000
PLANTATION, FLORIDA 33324

9815 S. EASTERN AVE	160000	200000	1,600,000	650000
LAS VEGAS, NEVADA 89103

7723 N. BLACKSTONE AVE #101
FRESNO, CA 93720	160000	200000	1,400,000

9158 WEST STOCKTON BLVD.	160000	200000	1,600,000
ELK GROVE, CA 95758

21001 N. TATUM BLVD.	160000	200000	2,300,000
PHOENIX, ARIZONA 85050

10 ORCHARD ROAD #200
LAKE FOREST CA 92630		50000			500000

950 MARSHLANDING PKWY #305	150000	200000	1500000
JACKSONVILLE BEACH, FLA 32250

5333 ALMADEN EXPRESSWAY	150000	200000	1250000
SAN JOSE, CA 95118

10530 Forest Hill Blvd. #C2	250000	200000	1400000
Wellington, Florida 33414

TOTALS	18,740,000	7,858,000	103360000	1725000	500000

TOTAL BLDG,BPP & INV	27,873,000

SCHEDULE 3.18

FRANCHISEE TRUE NAMES and ADDRESSES

See attached

Barbeques Galore

Listing of Franchise Stores at November 18, 2004

A. ORANGE COUNTY FRANCHISE STORES

Franchise holder: Rodjean Barbeques Inc.

2300 Harbor Blvd. Ste. A

Costa Mesa, CA 92626

(949) 645-0305 - Phone

(949) 645-2708 - Fax

Owners: Rodney and Brett Maister.

Franchise Holder: Maister Enterprises, Inc.

30212 Crown Valley Pkwy.

Laguna Niguel, CA 92677

(949) 249-0448 - Phone

(949) 249-0454 - Fax

Owners: Rodney and Brett Maister.

Franchise Holder: Rancho Barbeques, Inc.

30592 Santa Margarita Pkwy. Suite A

Rancho Santa Margarita, CA 92688

(949) 766-1080 - Phone

(949) 766-1198 - Fax

Owners: Rodney and Brett Maister.

Franchise Holder: Tustin Barbeques, Inc.

13274 Jamboree Road

Irvine, CA 92620

(714) 505-0893 - Phone

(714) 505-0894 - Fax

Owners: Rodney and Brett Maister.

Note: All of the shares in each of the above franchises are owned by Maister Holdings, Inc.

B. VENTURA COUNTY FRANCHISE STORE

Franchise Holder: Stumac, Inc.

1700 E. Ventura Blvd.

Suite D

Oxnard, CA 93030

(805) 485-4665 - Phone

(805) 485-4615 - Fax

Owner: Stuart MacDonald

Barbeques Galore

Listing of Franchise Stores at November 18, 2004 (cont)

C. TUCSON FRANCHISE STORES

Franchise holder: Barbeque Grills & Fireplaces of Arizona, LLC

5616 E. Broadway Blvd.

Tucson, AZ 85711

(520) 790-0660 - Phone

(520) 790-0195 - Fax

Owner - George Holley

Franchise holder : MBH Corporation

5068 N. Oracle

Tucson, AZ 85704

(520) 887-0378 - Phone

(520) 887-0393 - Fax

Owner - George Holley

SCHEDULE 3.19

INVENTORY

Sku # 263350 Bar B Chef Smoker - Royalty of $25.00 per unit

Payable to:	WC Bradley Company

1017 Front Avenue

Columbus GA 31901

The following is an extract from the License Agreement:

“5.1 PAYMENT

LICENSEE shall pay LICENSOR, upon the effective date, a royalty payment of $25.00 per unit that is either manufactured in or imported for sale in the United States or any of its territories.”

The smokers are currently imported from China where they are manufactured exclusively for Barbeques Galore, Inc.

SCHEDULE 3.23

DEPOSIT and OTHER BANK ACCOUNTS

Bank of America, N.A.	Checking ***
450 B Street, Suite 100 San Diego, CA 92101

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

SCHEDULE 4(c)

OTHER INDEBTEDNESS

See attached

Barbeques Galore, Inc.

Auto [ILLEGIBLE] Payments

November 2004

	LESSOR		JDA VENDOR#	LEASE #	ASSET LOCATION	JDA ACCOUNT #	AMOUNT
[ILLEGIBLE]	American Honda Finance Corp.	MD	5916	60069081	Corporate - Monica Dallmayer	600-210-99010	$354.67	[ILLEGIBLE	]
					$354.67

[ILLEGIBLE]	Mercedes-Benz Credit	MV	5523	7001568058	Corporate - Mike Varley	600-210-99020	$539.60	[ILLEGIBLE	]
					$539.60

[ILLEGIBLE]	Saab Financial Services Corp.	ML	3580	22181012058	Irvine - Michael Lindblad	600-210-99011	$572.64	[ILLEGIBLE	]
					$572.64

	Total Vehicle Payments:				$1,466.91		$1,466.91

Monthly Auto Leases	1	10/28/2004

RECEIVED NOV [ILLEGIBLE] 2004

INVOICE

Please Remit To: ENTERPRISE FLEET SERVICES		Page:	1
		Consolidated Invoice No:	FB N0610424
Billing Services Dept		Invoice Date:	11/03/2004
File 56696		Customer Number:	C57687
Los Angeles, CA 90074-6696		Due by 1 st of December, late if not paid by 20th of December

Customer: THE GALORE GROUP (USA) INC. & SUBSIDIARIES- ACCOUNTS PAYABLE 10 ORCHARD ST. STE. 200 LAKE FOREST, CA 92630		AMOUNT DUE:	$ 43,360.71
PLEASE NOTE: If there is no remittance sent with your payment stating what is being paid or not being paid, your payment will automatically be processed to the oldest outstanding items (including late fees).

For billing questions, please callBilling Services Dept at: 310-851-3457

Charge Summary

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687		C57687
1		10/29/04 VIP RENTAL						14035432-OT					468.60	468.60
		DIRVER: BRANDON KALMANSON DATE: 10/08/04-10/11/04
		TICKET: D647747 LOCATION: DALLAS, TX
2		10/08/04 VIP RENTAL						13726932-OT					656.88	656.88
		DRIVER: ALAN PROCTOR DATES: O9/20/04-09/30/04
		TICKET # D265724
3		10/08/04 VIP RENTAL						13726832-OT					2,224.93	2,224.93
		DRIVER: ED FISHER DATES: 08/30/04-09/28/04
		TICKET # D000407
				Unit Total:			C57687						3,350.41	$3,350.41

	C57687		EM9821	48	7	04	CHEV	ECUT	POOL DRIVER
4	11/01-11/30/04 MONTHLY LEASE CHARGE ADJ							14121532-OT				(3.23)		(3.23)

	C57687		UL3134	48	6	04	CHEV	ECUT	CAR POOL
5	11/01-11/30/04 MONTHLY LEASE CHARGE ADJ							14121432-OT				1.41		1.41

C57687 / FBN0610424										478 Page 2 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	2
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687		UL3751	48	1	04	CHEV	ECUT	CAR POOL
6	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3751-1204-MR	563.84	27.50		42.29		633.63
7	10/19-10/31/04 PARTIAL MONTH LEASE CHARGES							UL3751-1004-MR	236.46	11.53		17.73		265.72
8	11/01- 11/30/04 MONTHLY LEASE CHARGES							UL3751-1104-MR	563.84	27.50		42.29		633.63
				Unit Total:			UL3751		1,364.14	66.53		102.31		$1,532.98

	C57687	32ND ST. 10133	EG2558	60	54	00	CHEV	VAN	POOL DRIVER 10154
9	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2558-1204-MR	344.44	23.50		26.69		394.63

	C57687	ALMADEN 10190	EL6904	48	22	02	CHEV	ECUT	POOL DRIVER 10126
10	12/01- 12/31/04 MONTHLY LEASE CHARGES							EL6904-1204-MR	497.04	27.50		38.52		563.06

	C57687	ARBORETUM-10174	EB7043	72	69	99	CHEV	VAN	POOL DRIVER-10174
11	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB7043-1204-MR	15.00	19.50				34.50

	C57687	ARLINGTON 10146	UL3371	48	4	04	CHEV	ECUT	CAR POOL
12	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3371-1204-MR	529.10	27.50				556.60

	C57687	ARROWHEAD 10145	UL3193	48	5	04	CHEV	ECUT	CAR POOL
13	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3193-1204-MR	527.08	27.50		38.82		593.40

	C57687	ARROWHEAD 10145	ED2090	97	10	96	FORD	VAN	POOL DRIVER-10145
14	12/01- 12/31/04 MONTHLY LEASE CHARGES							ED2090-1204-MR	9.00	16.50				25.50

	C57687	ARROWHEAD 10145	EM5110	48	16	03	CHEV	ECUT	POOL DRIVER
15	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5110-1204-MR	519.77	27.50		44.33		591.60

				Cost Code Total: ARROWHEAD- 10145					528.77	44.00		44.33		$617.10

C57687 / FBN0610424	478 Page 3 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	3
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	AUSTIN I- 10150	EM5190	48	15	03	CHEV	ECUT	POOL DRIVER
16	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5190-1204-MR	532.52	27.50				560.02

	C57687	AUSTIN II-10168	EB2879	72	72	98	CHEV	VAN	POOL DRIVER-10168
17	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB2879-1204-MR	15.00	18.00				33.00
18	10/20/04 LICENSE RENEWAL							13853032-OT					109.78	109.78
				Unit Total:			EB2879		15.00	18.00			109.78	$142.78
				Cost Code Total:				AUSTIN II-10168	15.00	18.00			109.78	$142.78

	C57687	BREA-10179	EG2319	72	61	99	CHEV	VAN	POOL DRIVER-10179
19	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2319-1204-MR	551.23	23.50		42.72		617.45
20	10/31/04 MAINTENANCE/SERVICE							14005132-OT					728.97	728.97
				Unit Total:			EG2319		551.23	23.50		42.72	728.97	$1,346.42
				Cost Code Total:				BREA-10179	551.23	23.50		42.72	728.97	$1,346.42

	C57687	CARY-10164	EB2838	72	72	99	CHEV	VAN	POOL DRIVER-10164
21	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB2838-1204-MR	15.00	19.00				34.00

	C57687	CHAMPIONS 10156	UL3155	48	4	04	CHEV	ECUT	CAR POOL
22	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3155-1204-MR	452.48	27.50				479.98

	C57687	CHANDLER-10171	UL3137	48	6	04	CHEV	ECUT	CAR POOL
23	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3137-1204-MR	414.83	27.50		34.50		476.83

	C57687	CITRUS HTS 10124	UL3133	48	5	04	CHEV	ECUT	CAR POOL
24	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3133-1204-MR	485.09	27.50		36.04		528.63

	C57687	COLUMBIA 10172	UL3462	48	3	04	CHEV	ECUT	POOL DRIVER
25	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3462-1204-MR	435.28	27.50				462.78

C57687 / FBN0610424	478 Page 4 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	4
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	COLUMBIA-10172	EB7039	72	68	99	CHEV	VAN	POOL DRIVER-10172
26	10/26/04 LICENSE RENEWAL							13876632-OT					91.00	91.00
	TO BILL FOR REG FEES
	C57687	CORONA 10140	UL3322	48	4	04	CHEV	ECUT	CAR POOL
27	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3322-1204-MR	544.24	27.50		44.9		616.64
	C57687	CORONA 10140	EB7729	72	64	99	CHEV	VAN	POOL DRIVER-10131
28	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB7729-1204-MR	15.00	24.00				39.00
	C57687	CORONA 10140	ED2433	97	97	97	FORD	VAN	POOL DRIVER-10140
29	12-01- 12/31/04 MONTHLY LEASE CHARGES							ED2433-1204-MR	15.00	19.50				34.50
30	10/31/04 MAINTENANCE/SERVICE							14004532-OT					121.49	121.49
31	10/26/04 LICENSE RENEWAL							13934332-OT					167.00	167.00
				Unit Total:		ED2433			15.00	19.50			288.49	$322.99
				Cost Code Total:		CORONA-10140			30.00	43.50			288.49	$361.99
	C57687	CRL SPRG 10184	EG2603	60	55	00	CHEV	VAN	POOL DRIVER
32	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2603-1204-MR	379.39	23.50		28.20		431.09
	C57687	CUPERTINO 10189	E38883	99	10	96	FORD	VAN	POOL VEHICLE- 10189
33	12/01- 12/31/04 MONTHLY LEASE CHARGES							E38883-1204-MR	15.00	20.00				35.00
	C57687	DUBLIN-10176	EG2555	60	57	00	CHEV	VAN	POOL DRIVER-10176
34	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2555-1204-MR	558.54	23.50		48.87		630.91
	C57687	ELK GROVE-10191	EM1946	48	17	03	CHEV	ECUT	POOL DRIVER
35	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM1946-1204-MR	509.22	27.50		39.46		576.18

C57687 / FBN0610424	478 Page 5 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	5
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	ENCINITAS #10154	EG2558	60	54	00	CHEV VAN		POOL DRIVER 10154
36		10/31/04 MAINTENANCE/SERVICE						14004732-OT					1,284.78	1,284.78

	C57687	ENCINITAS 10154	EM5779	48	11	04	CHEV	ECUT	POOL DRIVER
37	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5779-1204-MR	527.77	27.50		40.90		596.17
38		10/29/04 LICENSE RENEWAL						14092932-OT					577.00	577.00
				Unit Total:			EM5779		527.77	27.50		40.90	577.00	$1,173.17
				Cost Code Total :				ENCINITAS 10154	527.77	27.50		40.90	577.00	$1,173.17

	C57687	ESCONDIDO 10126	EL6903	48	22	03	CHEV	ECUT	POOL DRIVER
39	12/01- 12/31/04 MONTHLY LEASE CHARGES							EL6903-1204-MR	503.67	27.50		41.55		572.72
40		10/31/04 MAINTENANCE/SERVICE						14004932-OT					472.03	472.03
				Unit Total:			EL6903		503.67	27.50		41.55	472.03	$1,044.75
				Cost Code Total:				ESCONDIDO 10126	503.67	27.50		41.55	472.03	$1,044.75

	C57687	FAIRFAX-10162	EB2918	73	71	97	CHEV	VAN	POOL DRIVER-10167
41	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB2918-1204-MR	15.00	19.50				34.50

	C57687	FORT WORTH 10177	EG7591	48	48	01	CHEV	ECUT	CAR POOL
42	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG7591-1204-MR	566.84	25.00				591.84
43	10/31/04 MAINTENANCE/SERVICE							14005332-OT					338.70	338.70
44	10/20/04 LICENSE RENEWAL							13853132-OT					103.73	103.73
				Unit Total:			EG7591		566.84	25.00			442.43	$1,034.27
				Cost Code Total:				FORT WORTH 10177	566.84	25.00			442.43	$1,034.27

	C57687	FOUNTAINS 10148	UL3154	48	4	04	CHEV	ECUT	CAR POOL
45	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3154-1204-MR	451.29	27.50				478.79

	C57687	FRESNO-10188	EG7444	60	50	00	CHEV	VAN	POOL DRIVER 10188
46	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG7444-1204-MR	553.42	25.00		43.60		622.02

C57687 / FBN0610424	478 Page 6 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	6
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	FRISCO 10187	EB7214	72	65	99	CHEV VAN		CAR POOL
47	12/01- 12/31/04 MONTHLY CHARGES							EB7214-1204-MR	15.00	23.00				38.00
48		10/31/04 MAINTENANCE/SERVICE						14004232-OT					165.76	165.76
				Unit Total:			EB7214		15.00	23.00			165.76	$203.76
				Cost Code Total				FRISCO 10187	15.00	23.00			165.76	$203.76

	C57687	GAITHERS-10173	EB7040	72	65	99	CHEV	VAN	POOL DRIVER-10173
49	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB7040-1204-MR	15.00	19.50				34.50
50		10/31/04 MAINTENANCE/SERVICE						14005632-OT					22.99	22.99
				Unit Total:			EB7040		15.00	19.50			22,99	$57.49
				Cost Code Total :				GAITHERS-10173	15.00	19.50			22.99	$57.49

	C57687	GLENDALE 10138	UL3324	48	4	04	CHEV	ECUT	CAR POOL
51	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3324-1204-MR	544.24	27.50		44.90		616.64

	C57687	GRAPEVINE-10149	EM 1982	48	17	03	CHEV	ECUT	POOL DRIVER
52	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM1982-1204-MR	523.18	27.50				550.68

	C57687	HENDERSON-10134	EG7185	60	52	99	CHEV	VAN	POOL DRIVER-10134
53		10/12/04 LEASE SETTLEMENT						13747732-OT					(124.06)	(124.06)
		TO CREDIT FOR LEASE SETTLEMENT ON UNIT EG7185, RBV 2,875.94-SALE PRICE E 3,000 = $124.06

	C57687	JKSN BEACH-10193	EM5796	48	12	03	CHEV	ECUT	POOL DRIVER
54	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5796-1204-MR	522.25	27.50		38.49		588.24

	C57687	KEARNYMESA-10125	EG2786	60	56	99	CHEV	VAN	POOL DRIVER -10125
55	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG786-1204-MR	368.75	25.00		28.58		422.33

C57687 / FBN0610424	478 Page 7 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	7
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	L.V.11-10186	EG7653	48	47	00	CHEV	VAN	POOL DRIVER-10186
56		10/25/04 LEASE SETTLEMENT						13854832-OT					957.78	957.78
		TO BILL TO LEASE SETTLEMENT ON UNIT EG7653, RBV
		4,640.96-SALE PRICE $3,750 + TAX $66.82 = $957.78

	C57687	LA MESA-10182	ED7505	84	84	98	FORD	ECON	POOL VEHICLE-10182
57	12/01- 12/31/04 MONTHLY LEASE CHARGES							ED7505-1204-MR	15.00	21.00				36.00
58		10/31 /04 MAINTENANCE/SERVICE						14004832-OT					634.12	634.12
59		10/29/04 LICENSE RENEWAL						14081532-OT					169.00	169.00
				Unit Total: ED7505					15.00	21.00			803.12	$839.12
				Cost Code Total: LA MESA-10182					15.00	21.00			803.12	$839.12

	C57687	LAS VEGAS-10132	EG2195	72	61	99	CHEV	VAN	POOL DRIVER-10132
60	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2195-1204-MR	546.37	23.50		40.98		610.85
61		10/31/04 MAINTENANCE/SERVICE						14005432-OT					836.33	836.33
				Unit Total: EG2195					546.37	23.50		40.98	836.33	$1,447.18
				Cost Code Total: LASVEGAS-10132					546.37	23.50		40.98	836.33	$1.447.18

	C57687	LEWISVILLE-10157	ED7520	84	84	97	FORD	VAN	POOL VEHICLE-10157
62	12/01- 12/31/04 MONTHLY LEASE CHARGES							ED7520-1204-MR	15.00	19.50				34.50

	C57687	MANDARIN-10155	EB7042	72	67	99	CHEV	VAN	MARTIN PALOS-10155
63	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB7042-1204-MR	15.00	18.50				33.50

	C57687	NO.PHOENIX-10178	EM5178	48	16	03	CHEV	ECUT	POOL DRIVER
64	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5178-1204-MR	521.38	27.50		44.46		593.34

	C57687	PALO ALTO 10144	UL3132	48	5	04	CHEV	ECUT	CAR POOL
65	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3132-1204-MR	420.50	27.50		34.69		482.69
66		10/31/04 MAINTENANCE/SERVICE						14005032-OT					31.32	31.32
				Unit Total: UL3132					420.50	27.50		34.69	31.32	$514.01

C57687 / FBN0610424	478 Page 8 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &
	Page:	8
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
				Cost code Total: PALO ALTO 10144					420.50	27.50		34.69	31.32	$514.01

	C57687	PASADENA 10151	UL3135	48	5	04	CHEV	ECUT	CAR POOL
67	12/01- 12/31/04 MONTHLY LEASE CH ARGES							UL3135-1204-MR	378.67	27.50		31.24		437.41

	C57687	PHOENIX-10130	EM9821	48	7	04	CHEV	ECUT	POOL DRIVER
68	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM9821-1204-MR	534.05	27.50		43.26		604.81

	C57687	PLANO 10142	UL3369	48	4	04	CHEV	ECUT	CAR POOL
69	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3369-1204-MR	529.10	27.50				556.60

	C57687	PLANTATION 10185	UL3370	48	4	04	CHEV	ECUT	POOL CAR
70	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3370-1204-MR	525.89	27.50		33.20		586.59

	C57687	PRUNEYARD-10170	EB2998	72	70	99	ISUZ	NPR	POOL DRIVER-10170
71	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB2998-1204-MR	15.00	23.00				38.00

	C57687	PRUNEYARD-10170	EG7652	48	47	00	CHEV	VAN	POOL DRIVER-10170
72	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG7652-1204-MR	553.42	25.00		45.65		624.07
73	10/29/04 LICENSE RENEWAL							14083132-OT					304.00	304.00
				Unit Total:		EG7652			553.42	25.00		45.65	304.00	$928.07
				Cost Code Total: PRUNEYARD-10170					568.42	48.00		45.65	304.00	$966.07

	C57687	ROSEVILLE 10159	EB2519	96	76	97	ISUZ	TRK	POOL DRIVER 10159
74	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB2519-1204-MR	15.00	25.00				40.00

	C57687	ROSEVILLE 10159	UL3323	48	4	04	CHEV	ECUT	CAR POOL
75	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3323-1204-MR	544.24	27.50		39.46		611.20

				Cost Code Total: ROSEVILLE 10159					559.24	52.50		39.46		$651.20

C57687 / FBN0610424	478 Page 9 of 47 B241-Fn

	INVOICE

Customer: THE GALORE GROUP (USA) INC. &		Page:	9
		Consolidated Invoice No:	FBN0610424
		Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	S ANTONIO 110152	EM5189	48	15	03	CHEV	ECUT	POOL DRIVER
76	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5189-1204-MR	534.58	27.50				562.08

	C57687	SAN ANTN 2-10169	UL3208	48	4	04	CHEV	ECUT	POOL DRIVER
77	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3208-1204-MR	496.81	27.50				524.31

	C57687	SAN RAFAEL 10158	EG7561	60	49	00	CHEV	VAN	POOL DRIVER-10158
78	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG7561-1204-MR	553.42	25.00		45.65		624.07
79	10/31/04 MAINTENANCE/SERVICE							14005232-OT					49.26	49.26
80	10/29/04 LICENSE RENEWAL							14100332-OT					304.00	304.00
				Unit Total:		EG7561			553.42	25.00		45.65	353.26	$977.33
				Cost Code Total: SAN RAFAEL 10158					553.42	25.00		45.65	353.26	$977.33

	C57687	SANTA ROSA-10180	EG2557	60	56	00	CHEV	VAN	POOL DRIVER-10180
81	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2557-1204-MR	381.20	23.50		28.59		433.29
82	10/31/04 MAINTENANCE/SERVICE							14004332-OT					17.98	17.98
				Unit Total:		EG2557			381.20	23.50		28.59	17.98	$451.27
				Cost Code Total: SANTA ROSA-10180					381.20	23.50		28.59	17.98	$451.27

	C57687	SCOTTSDALE-10137	UL3134	48	6	04	CHEV	ECUT	CAR POOL
83	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3134-1204-MR	536.12	27.50		44.81		608.43

	C57687	SF SPRINGS-10121	ED2555	96	95	97	FORD	VAN	POOL VEHICLE-10126
84	12/01- 12/31/04 MONTHLY LEASE CHARGES							ED2555-1204-MR	15.00	28.50				43.50

	C57687	SPRINGFIELD 10167	EM1824	48	15	03	CHEV	ECUT	POOL DRIVER
85	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM1824-1204-MR	511.39	27.50				538.89

	C57687	STERLING - 10161	EG2602	60	55	00	CHEV	VAN	POOL DRIVER-10161
86	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG 2602-1204-MR	379.40	23.50				402.90

C57687 / FBN0610424	478 Page 10 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	10
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/Other Charges	Miscellaneous	Total
	C57687	STUDIO CTY-10181	EG2785	60	56	99	CHEV	VAN	POOL DRIVER-10181
87	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2785-1204-MR	368.75	25.00		30.42		424.17
88		10/31/04 MAINTENANCE/SERVICE						14005732-OT					102.98	102.98
				Unit Total: EG2785					368.75	25.00		30.42	102.98	$527.15
				Cost Code Total: STUDIO CTY-10181					368.75	25.00		30.42	102.98	$527.15

	C57687	TARZANA-10123	EM5283	48	14	03	CHEV	ECUT	POOL DRIVER
89	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5283-1204-MR	469.11	27.50		38.70		535.31

	C57687	TORRANCE-10122	EM5193	48	15	03	CHEV	ECUT	POOL DRIVER
90	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5193-1204-MR	512.47	27.50		42.28		582.25

	C57687	UNIV PARK-10143	EB7369	72	66	99	CHEV	VAN	POOL DRIVER-10143
91	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB7369-1204-MR	15.00	21.00				36.00
92		10/31/04 MAlNTENANCE/SERVICE						14005532-OT					707.77	707.77
				Unit Total: EB7359					15.00	21.00			707.77	$743.77
				Cost Code Total: UNIV PARK-10143					15.00	21.00			707.77	$743.77

	C57687	UPLAND-10128	EM5699	48	13	03	CHEV	ECUT	POOL DRIVER
93	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM5699-1204-MR	513.33	27.50		39.78		580.61

	C57687	VALENCIA-10153	EG2556	60	54	00	CHEV	VAN	POOL DRIVER-10153
94	12/01- 12/3 1/04 MONTHLY LEASE CHARGES							EG2556-1204-MR	344.44	23.50		28.42		396.36

	C57687	W.L A -10131	EB2688	84	75	98	FORD	ECON	POOL DRIVER-10131
95	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB2688-1204-MR	15.00	23.00				38.00
96		10/31/04 MAINTENANCE/SERVICE						14004432-OT					92.99	92.99
				Unit Total: EB2688					15.00	23.00			92.99	$130.99
				Cost Code Total: W.L A-10131					15.00	23.00			92.99	$130.99

C57687 / FBN0610424	478 Page 11 of 47 B241-Fn

INVOICE

Customer: THE GALORE GROUP (USA) INC. &	Page:	11
	Consolidated Invoice No:	FBN0610424
	Invoice Date:	11/03/2004

Line	Cust Ref	Cost Code	Unit Number	Trm	Mos Svc	Yr	Make	Model Invoice Number	Driver Base Lease	Maintenance Fee	Insurance	Tax/ Other Charges	Miscellaneous	Total
	C57687	W.LA-10131	EL6030	48	27	01	CHEV	ECUT	POOL DRIVER-10131
97	12/01- 12/31/04 MONTHLY LEASE CHARGES							EL6030-1204-MR	514.07	27.50		42.41		583.98

	C57687	WALNUT CRK-10141	EG2559	60	56	00	CHEV	VAN	100L DRIVER-10141
98	12/01- 12/31/04 MONTHLY LEASE CHARGES							EG2559-1204-MR	362.82	23.50		29.93		416.25
99		10/31/04 MAINTENANCE/SERVICE						14004632-OT					2,386.34	2,386.34
				Unit Total: EG2559					362.82	23.50		29.93	2,386.34	$2,802.59
				Cost code Total: WALNUT CRK-10141					362.82	23.50		29.93	2,386.34	$2,802.59

	C57687	WELLINGTON-10194	EM9717	48	7	04	CHEV	ECUT	POOL DRIVER
100	12/01- 12/31/04 MONTHLY LEASE CHARGES							EM9717-1204-MR	508.81	27.50		32.18		568.49

	C57687	WESTHEIMER-10147	UL3047	48	6	04	CHEV	ECUT	CAR POOL
101	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3047-1204-MR	519.65	27.50				547.15

	C57687	WHITEMARSH-10163	EB7041	72	69	99	CHEV	VAN	POOL DRIVER-10163
102	12/01- 12/31/04 MONTHLY LEASE CHARGES							EB7041-1204-MR	15.00	20.50				35.50

	C57687	WLV 10195	UL3136	48	5	04	CHEV	ECUT	CAR POOL
103	12/01- 12/31/04 MONTHLY LEASE CHARGES							UL3136-1204-MR	525.08	27.50		40.69		593.27
				Total for Customer: C57687					26,049.87	1,789.03		1,518.36	14,003.45	$43,360.71
		TOTAL INVOICE AMOUNT FOR CUSTOMER: C57687							26,049.87	1,789.03		1,518.36	14,003.45	$43,360.71

C57687 / FBN0610424	478 Page 12 of 47 B241-Fn

	Mercedes-Benz Credit	Motor Vehicle
	PO Box 9001921	Lease Agreement
	Louisville, KY 40290	CALIFORNIA
The First Class LeaseTM
STOCK NO. 103809

Parties
Lease Date	07/30/04 No. of Months in Lease 45
(Lease Term)

Lessor (Dealer)	MERCEDES-BENZ OF SAN DIEGO

Address	4750 KEARNY MESA RD.
SAN DIEGO CA 92111-2325

Lessee	BARBEQUES GALORE INC

Billing	10 ORCHARD RD #200
Address	LAKE FOREST, CA ORANGE 92630
(Include County)

Address of principal garage location, if different from above (no P.O. Box):

(Include County)

Vehicle Information

☒  New    ☐  used    vin [ILLEGIBLE]EL5A527376    License No.

2005    MERCEDE    ML350                                                     63

Year     Make             Model            Body Style             Odometer reading

Optional Factory Equipment

☐  CD Player    S/N                          ☐  Telephone    S/N

☐  Other (please specify)

Primary Intended Use

	Personal, Family,or Household Purposes	[GRAPHIC APPEARS HERE]	Business, Commercial, or Agricultural Purposes
Please initial		Please initial

Unless otherwise specified, “I”, “me” and “my” refer to the Lessee, and “you” and “your” refer to the Lessor, Lessor’s assignee, or Lessor’s servicing agent. The disclosures in this Lease are made on behalf of the Lessor and its assignee(s). I agree to lease the vehicle described above on the terms and conditions in this Lease.

Consumer Leasing Act Disclosures

1.	Amount Due at Lease Signing or Delivery

(Itemized below)*

$1766.70

2.	Monthly Payments

a. My First Total Monthly Payment of $539.60 is due on 07/30/04, followed by 44 payments of $ 539.60 due on the 1ST of each month. b. The total of my Total Monthly Payments is $24282.00.

(This is a Single Payment Lease If this amount equals the amount on line 5a.)

3.	Other Charges

(not part of my Total Monthly Payments)

a. Disposition Fee (if I do not purchase the vehicle)		$350.00

b. N/A	$	N/A

c. Total		$350.00

4.	Total of Payments

(The amount I will have paid by the end of the Lease)

(1 + 2b + 3c - 5a - 5f)

$25859.10

*	Itemization of Amount Due at Lease Signing or Delivery

5.	Amount Due at Lease Signing or Delivery:

a. First Total Monthly Payment (or Single Payment) (includes sales/use taxes)		$539.60

b. Capitalized Cost Reduction Cash	+$	N/A

Net Trade-in Allowance	+$	N/A

N/A	+$	N/A

c. Pro Rata Base Monthly Payment (N/A days)	+$	N/A

d. Acquisition Fee (if not capitalized)	+$	795.00

e. Sales/use taxes on: b, c, d, h, i and j, as applicable	+$	65.10

f. Security Deposit (refundable)	+$	N/A

g. First year’s title, license and registration fees	+$	317.00

h. California Tire Fees	+$	5.00

i. DOCUMENTATION FEE	+$	45.00

j. N/A	+$	N/A

k. N/A	$	N/A

6. How the Amount Due at Lease Signing or Delivery will be paid:

a. Net Trade-in Allowance	$	N/A

b. Rebates and noncash credits	+$	N/A

c. Amount to be paid in cash	+$	1766.70

d. N/A	+$	N/A

e. Total	=$	1766.70

7. My monthly payment is determined as shown below:

a. Gross Capitalized Cost: The agreed upon value of the vehicle ($40170.00) and any items I pay over the Lease term (such as service contracts, insurance, and any outstanding prior credit or lease balance)		$40170.00

b. Capitalized Cost Reduction: The amount of any net trade-in allowance, rebate, noncash credit, or cash I pay that reduces the Gross Capitalized Cost	- $	N/A

c. Adjusted Capitalized Cost: The amount used in calculating my Base Monthly Payment (or Base Single Payment)	-$	40170.00

d. Residual Value: The value of the vehicle at the end of the Lease used in calculating my Base Monthly Payment (or Base Single Payment)	-$	23039.10

e. Depreciation and any amortized amounts: The amount charged for the vehicle’s decline in value through normal use and for other items paid over the Lease term	=$	17130.90

f. Rent Charge: The amount charged in addition to the Depreciation and any amortized amounts	+$	5404.65

g. Total of Base Monthly Payments (or Base Single Payment): The Depreciation and any amortized amounts plus the Rent Charge	=$	22535.55

h. Lease Payments: The number of payments in my Lease	÷	45

i. Base Monthly Payment (or Base Single Payment)	=$	500.79

j. Monthly (or Base Single Payment) Sales/Use Taxes	+$	38.81

k. N/A	+$	N/A

l. Total Monthly Payment (or Total Single Payment)	=$	539.60

Early Termination. I may have to pay a substantial charge if I end this Lease early. The charge may be up to several thousand dollars. The actual charge will depend on when the Lease is terminated. The earlier I end the Lease, the greater this charge is likely to be.

Excessive Wear and Use. I may be charged for excessive wear based on your standards for normal use and for mileage in excess of 56250 miles (Mileage Allowance) for the term of this Lease, at the rate of 20¢ per mile for each of the first 5,000 excess miles and 25¢ per mile for each additional excess mile thereafter.

Purchase Option at End of Lease Term. I have an option to purchase the vehicle (“as is”) at the end of the Lease term for its Residual Value, plus a Purchase Option Fee of

	at the time of Lease signing		$40170.00

b.	Accessories and optional equipment Lessor (Dealer) agrees to add to the Vehicle after Lease signing:

	Describe N/A	+$	N/A

	Describe N/A	+$	N/A

	Describe N/A	+$	N/A

	Describe N/A	+$	N/A

c.	Total agreed upon value of the Vehicle	=$	40170.00

d.	Sales/Use Tax	+$	N/A

e.	Luxury Tax	+$	N/A

f.	Other Tax N/A	+$	N/A

g.	Acquisition Fee (if capitalized)	+$	N/A

h.	Document preparation fee (not a government fee; not to exceed $45)	+$	N/A

i.	Prior credit or lease balance on trade-in included in Gross Capitalized Cost	+$	N/A

j.	Optional products and services:

	Charge for service agreement	+$	N/A

	Charge for extended warranty	+$	N/A

	Describe N/A	+$	N/A

k.	Other: N/A	+$	N/A

	Describe N/A	+$	N/A

	Describe N/A	+$	N/A

Total Gross Capitalized Cost		=$	40170.00

9. Trade-in Vehicle

Year	N/A	Gross agreed upon value of trade-in vehicle	$	N/A
Make	N/A	Prior credit or lease balance on trade-in	$	N/A
Model	N/A	Net trade-in allowance (if less than -0- enter -0-)	=	$N/A

This box for use by Lessor (Dealer) and Me to memorialize trade-in, turn-in or other individual agreements. If none, enter “none” or “N/A.” The assignee of this Lease is not obligated for agreements disclosed here.

N/A

vehicle as is and understand that, unless otherwise prohibited by law, you do not make any warranties as to the vehicle’s condition, merchantability, suitability, or fitness for a particular purpose.

13. Additional Extended Warranty/Service Plans

[Illegible]	I choose the optional coverage(s) for the price(s) indicated, below.
Please initial

Coverages will be for N/A months or N/A miles, whichever happens first. These coverages are not provided by the Lessor. I must pursue all matters related to these coverages, including refunds, through the provider. The terms and conditions for these coverages are in a separate contract, which I have received and read.

If the price of these coverages is also included in the Itemization of Gross Capitalized Cost, line 8g, it will be included in the Base Monthly Payments. If not, I have paid for the coverages in full upon signing this Lease.

Service Agreement	$ N/A	Extended Warranty Agreement	$ N/A
Coverage Provider(s):	N/A
N/A

Notices/Signatures

Read this Lease carefully. I should not sign this Lease before I read it or if it is not completely filled out.

LESSEE

In the following notices, I am referred to as “Lessee” and “you.”

You have the right to return the vehicle, and receive a refund of any payments made if the credit application is not approved, unless nonapproval results from an incomplete application or from incorrect information provided by you.

THERE IS NO COOLING OFF PERIOD: California law does not provide for a “cooling off” or other cancellation period for vehicle leases. Therefore, you cannot later cancel this Lease simply because you change your mind, decided the vehicle costs too much, or wish you had acquired a different vehicle. You may cancel this Lease only with the agreement of the Lessor or for legal cause, such as fraud.

(1) Do not sign this Lease before you read it or if it contains any blank spaces to be filled in; (2) You are entitled to a completely filled in copy of this Lease; (3) Warning – Unless a charge is included in this Lease for public liability or property damage insurance, payment for that coverage is not provided by this Lease.

By signing below, I acknowledge that I have received a completely filled-in copy of this Lease, INCLUDING THE IMPORTANT ARBITRATION DISCLOSURES AND PRIVACY POLICY ON THE REVERSE SIDE.

[Illegible]
X	[/s/ Illegible]	X
	Lessee		Lessee

	By		By

	Title		Title

C2334905 CA
	Driver’s license number/State		Driver’s license number/State

THIS LEASE IS SUBJECT TO ASSIGNEE APPROVAL WITHIN TEN DAYS OF EXECUTION. OTHERWISE, THIS LEASE SHALL BECOME VOID AND THE LESSEE SHALL RETURN THE VEHICLE ON DEMAND.

10. Estimated Fees and Taxes

I agree to pay all vehicle registration, title and license fees, sales/use taxes, and all personal property/vehicle excise taxes for the term of the Lease (including any extensions of the term of this Lease). The total is an estimate only because it is based on current rates and fees and the vehicle’s current garage location. For some of these items, you will invoice me after you have been billed by the taxing authorities. Some bills will be received after the Lease terminates. I agree to pay within 10 days of being invoiced.

11. Mileage Allowance/Refund

56250	I agree to this Mileage Allowance for the term of this Lease.
Enter mileage

The Base Monthly Payment and Residual Value for this Lease have been calculated, in part, using the Mileage Allowance entered for the term of this Lease.

Extra Mileage Refund at Scheduled End of Lease

At the scheduled end of the Lease term, you will refund 15¢ per mile for the unused miles between                      miles and                      miles, less any amounts I owe under this Lease, unless:

(a)	the vehicle is destroyed or stolen,
(b)	I default or end this Lease early;
(c)	I purchase the vehicle, or
(d)	the refund is less the $1.00.

12. New and Used Vehicle Warranty

If the vehicle is new, it is covered by a standard new vehicle warranty from the manufacturer.

If the vehicle is used, it is not covered by a warranty unless identified below:

Remainder of standard new vehicle warranty from manufacturer
Please initial

Used vehicle warranty from manufacturer
Please initial

Used vehicle warranty from other third-party provider
Please initial

LESSOR SIGNATURE AND ASSIGNMENT

By signing below, the Lessor (or if DCFS Trust is Lessor, through its attorney-in-fact) accepts the terms and conditions of this Lease. If Lessor is not DCFS Trust, Lessor assigns all right, title, and interest in this Lease, vehicle and Guaranty to DCFS Trust.

X	/s/ Illegible	/s/ Illegible
	Lessor (or its attorney-in-fact)	Title

GUARANTY

The Guarantor(s) named below absolutely and unconditionally guarantee(s) payment of all amounts owed under this Lease. This means if the Lessee(s) fail(s) to pay any money owed, Guarantor(s) will pay it. All Guarantor(s) shall be jointly and severally liable and agree that this Guaranty shall not be affected by any changes to this Lease. Guarantor(s) also agree to be liable for all fees and costs, including attorneys’ fees, that the Lessor incurs in enforcing this Lease or Guaranty.

Guarantor(s) has/have received a completed copy of this Lease and Guaranty at the time of signing.

X		X
	Guarantor		Guarantor

	Print Name		Print Name

	Address		Address

	N/A		N/A
	Address		Address

INSURANCE VERIFICATION

Lessor (or Dealer) has verified that the insurance coverage described in Section 16 is in force on the date of this Lease. All matters regarding insurance should be sent to: Mercedes-Benz Credit, P.O. Box 1800, Roanoke, TX 76262-1800.

MICHAEL EHRENFELD	INS	MZA80242321
My insurance company	Policy No.	Insurance coverage verified Employee of Lessor/Dealer please initial

619-683-9990
My insurance agent		Phone number

Address

Leadership Leasing	[GRAPHIC APPEARS HERE]

Lease Date: July 16, 2004	CLOSED-END VEHICLE LEASE AGREEMENT -CALIFORNIA

LESSEE(S) (Print Name(s) & Address)	VEHICLE GARAGING ADDRESS (if different)	LESSOR (Dealer),
Name of Lessee INC GALORE, BARBEQUES	Name of Driver	Name of Driver HONDA OF PASADENA

Street Address 10 ORCHARD RD # 200	Street Address	Street Address 1965 EAST FOOTHILL BLVD.

City	City	City
LAKE FOREST		PASADENA

State, Zip	State, Zip	State, Zip
CA 92630		CA 91107

County	County	Dealer Number
ORANGE		208143

Name of Co-Lessee	Driver Phone Number
NONE	(949) 652–2351

By signing this Lease, Lessee(S) (“I”, “my”, “me”) agree to lease the Vehicle, described below, according to the terms on both sides of this Lease. I accept delivery of the Vehicle and acknowledge that it is in good operating order, equipped as described and has the odometer reading recorded below: “Lessor” refers to the Lessor (“Dealer”) named above and Assignee, American Honda Finance Corporation (AHFC) will administer this Lease.

Assignee: AHFC, or, it specified, the following company:    HONDA LEASE TRUST            LEASE TERM:     48    MONTHS.

VEHICLE DESCRIPTION

New / Used	Year /Make/Model	Body Style	Vehicle Identification Number	License Plate No.	Odometer Reading	Primary Use [ILLEGIBLE] Personal, Family, or Household
N	2004 HONDA ACCORD	4DR SDN	JHMCM56764CO32425		10	☐ Business, Commercial, Agricultural or Lessee is an organization or governmental entity

FOR USE BY LESSOR: Trade-in, turn-in, and other individualized agreements:

FEDERAL CONSUMER LEASING ACT DISCLOSURES

[ILLEGIBLE] $ 639.25	[ILLEGIBLE] My first monthly Payment followed by 47 Payments of $ 354.67 due on the 16th of each month. The total of my monthly payments is $ 17024.16 My single Payment of $ N/A is due on N/A	[ILLEGIBLE] Disposition Fee (if I do not purchase the Vehicle) $ 0 Total $ 0	[ILLEGIBLE] end of the Lease) $ 17308.74

*ITEMIZATION OF AMOUNT DUE AT LEASE SIGNING

Amount Due at Lease Signing
Capitalized Cost Reduction (Amount Paid in Cash)		$78.50
Sales/Use Tax on Amount Paid in Cash	+	6.08
Capitalized Cost Reduction (Credit for Net Trade-in Allowance)	+	N/A
Sales/Use Tax on Credit for Net-Trade-in Allowance	+	N/A
Advance Monthly Payment (1st Month)	+	354.62
Advance Single Payment (if Single Payment Lease)	+	N/A
Refundable Security Deposit	+	N/A
In CALIFORNIA TIRE FEE	+	5.00
Initial Registration Fees	+	195.00
Document Preparation Fee (not a governmental fee)	+	N/A
Optional DMV Electronic Fee	+	N/A
Other: N/A	+	N/A
TOTAL		=$ 639.25

How to Amount Due at Lease Signing will be Paid
Credit for Net Trade-in Allowance
Year N/A Make N/A VIN N/A
Agreed Upon Value $ N/A
Less Pay off – N/A
Net Trade-In	$	N/A
Rebates:	+	N/A
Noncash Credits:	+	N/A
Amount Paid By:	+	N/A
Amount to be Paid in Cash	+	639.25
TOTAL	=$	639.25

MY MONTHLY PAYMENT /SINGLE PAYMENT IS DETERMINED AS SHOWN BELOW:

GROSS CAPITALIZED COST		$22124.00
CAPITALIZED COST REDUCTION		=78.50
ADJUSTED CAPITALIZED COST		=22045.50
RESIDUAL VALUE		=10548.00
DEPRECIATION AND ANY AMORTIZED AMOUNTS		=11497.50
RENT CHARGE	+	4302.18
TOTAL OF BASE PAYMENT(S)		=15799.68
LEASE PAYMENTS	+	48
BASE MONTHLY/SINGLE PAYMENT		=329.16

The agreed upon value of the Vehicle ($ 21484.00) and any items I pay for over the Lease Term (such as taxes, fees, service contracts, insurance, and any outstanding prior credit or lease balance).

The amount of any net trade-in allowance, rebate, noncash credit, or cash I pay that reduces the gross capitalized cost.

The amount used in calculating my base monthly or single payment.

The estimated value of the Vehicle at the scheduled end of the Lease Term use in calculating my base monthly or single payment.

The amount charged for the Vehicle’s decline in value through normal use and for other items paid over the Lease Term.

The amount charged in addition to the depreciation and any amortized amounts.

The depreciation and any amortized amounts plus the rent charge.

The number of payments required during the term of my Lease.

BASE MONTHLY/SINGLE PAYMENT	=	329.16
MONTHLY SALES/USE TAX	+	25.51
SALES/USE TAX (SINGLE PAYMENT)	+	N/A
OTHER: N/A	+	N/A
TOTAL MONTHLY/SINGLE PAYMENT	=	$ 354.67

EARLY TERMINATION: I may have to pay a substantial charge if I end this Lease early. The charge may be up to several thousand dollars. The actual charge will depend on when the Lease is terminated. The earlier I end the Lease, the greater this charge is likely to be.

EXCESSIVE WEAR AND USE. I may be charged for excessive wear based on Lessor’s standards for normal use and for mileage in excess of 15000 miles per year at the rate of 15 cents per mile.

PURCHASE OPTION AT END OF LEASE TERM. I have an option to purchase the Vehicle AS-IS, WHERE-IS at the end of the Lease Term for $10548.06 plus any required taxes and fees.

OTHER IMPORTANT TERMS. Review this Lease for additional information on early termination, purchase options, maintenance responsibilities, warranties, late and default charges, insurance, and any security interests, if applicable.

ITEMIZATION OF GROSS CAPITALIZED COST

Agreed Upon Value of Vehicle as equipped at Lease Signing	-	21484.00
Accessories/Optional Equipment (to be added after Lease signing):
1. N/A		N/A
2. N/A		N/A
3. N/A		N/A
4. N/A		N/A
5. N/A		N/A
6. N/A		N/A
	+	N/A
Optional Service Contract(s)
Provider: N/A	+	N/A
Provider: N/A	+	N/A
Outstanding Prior Credit or Lease Balance	+	N/A
Acquisition Fee	+	595.00
Upfront Sales Tax	+	N/A
Other : DOC FEE	+	45.00
Other: N/A	+	N/A
Gross Capitalized Cost	-	22124.00

VEHICLE WARRANTIES

If the Vehicle is new, it is covered by the Manufacturer’s New Vehicle Warranty. If the Vehicle is new or used, it is not covered by any other warranty unless identified below:

         Remainder Manufacturer’s New Vehicle Warranty.

         Manufacturer’s Extended Warranty.

         Manufacturer’s Used Vehicle Limited Warranty.

         Other

Lessor assigns to me all of its rights in the above specified warranties. LESSOR LEASES THE VEHICLE “AS-IS” AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE VEHICLE AND SPECIFICALLY DISCLAIMS ANY WARRANTIES IMPLIED BY LAW, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

OPTIONAL SERVICE CONTRACT

An optional service contract premises to perform services or provide benefits relating to the maintenance or repair of the Vehicle. These coverages are not provided by the Lessor. I must pursue all matters relating to these coverages through the provider. The terms and conditions for these coverages are in a separate contract, which I have read and received.

If the price of any service contract is not included in the Amount Due at Lease Signing, the price will be included in the Gross Capitalized Cost and will be subject to rent charges.

Price : $    N/A        Provider : N/A

Price : $    N/A        Provider : N/A

LATE CHARGE/RETURNED CHECK CHARGE

I will pay a late charge equal to the lesser of $25 or 5% of the unpaid portion on any payment that is not received with 10 days after it is due. I will also pay a $15 charge for any check or similar instrument returned for any reason.

ESTIMATED FEES AND TAXES DURING LEASE TERM

I agree to pay when due or reimburse Lessor for all title/license/registration/official fees and taxes over the term of my Lease (including any extensions), whether paid at lease signing, included in my monthly payments or assessed otherwise. Lessor estimates this amount to be :                     $2015.56 The actual total of fees and taxes may be higher, or lower, depending upon whether the garaging address of the Vehicle changes, and on the tax rates in effect, or the value of the Vehicle at the time a fee or tax is assessed. Some taxes and fees may come due after the Lease terminates. I agree to pay any such amounts within 10 days of being invoiced. I will be responsible for any fines or penalties if I fail to pay the bill when due.

VEHICLE INSURANCE

I will pay for and maintain during the Lease term, and until the Vehicle is returned to Lessor, insurance on the Vehicle which has the following minimum coverages: (1) Public Liability Insurance that either covers up to $100,000 for bodily injures to any one person, $300,000 for bodily injuries for any one accident, and $50,000 for property damage, or has a combined single limit of $300,000 for bodily injuries and property damage for any one accident; and (2) Physical Damage Insurance covering loss or damage to the Vehicle, with deductibles of no more than $1,000 for collision and upset loss and $1,000 for comprehensive fire and theft loss.

The Policy of Public Liability Insurance must show Assignee as an additional insured. The policy of Physical Damage Insurance must show Assignee as loss payee. I may choose to get the required coverages myself or through any person. The policies must be written by an insurance company acceptable to Lessor. I agree to provide written proof of insurance to Lessor upon request, and authorize Lessor, and its agents, to contact my insurance agent and insurance company to verify coverage as required by this Lease. I further authorize Lessor to endorse my name(s) on any check or draft from my Insurance company for any claim. Lessor may change the amounts of required insurance. I acknowledge that the limits required under this Lease may not be sufficient for my needs, and will see my insurance agent for more information.

All insurance related information must be addressed to the Assignee, c/o PDP Services, P.O. Box 650201, Hunt Valley, Maryland 21065-0201

FIREMANS FUND
MZA80242321
Insurance Company Name	Policy Number
(619) 683-9990
Agent Name	Agent Telephone

Agent Address	City	State	Zip Code

In the following notices, I am referred to as “you” or “Lessee.”

Notice : You have the right to return the Vehicle and receive a refund of any payments made if the credit application is not approved, unless nonapproval results from an incomplete application or from incorrect information provided by you.

THERE IS NO COOLING OFF PERIOD

California law does not provide for a “cooling off” or other cancellation period for vehicle leases. Therefore, you cannot later cancel this Lease simply because you change your mind, decided the Vehicle costs too much, or wish you had acquired a different vehicle. You may cancel this Lease only with the agreement of the lessor or for legal cause, such as fraud.

(1) Do not sign this Lease before you read it or if it contains any blank spaces to be filled in; (2) You are entitled to a completely filled in copy of this Lease; (3) Warning – Unless a charge is included in this Lease for public liability or property damage insurance, payment for that coverage is not provided by this Lease.

LESSEE(S) SIGNATURE: I HAVE READ BOTH SIDES OF THIS LEASE AND RECEIVED A COMPLETELY FILLED IN COPY BEFORE SIGNING BELOW.

LESSEE:	BARBEQUES INC GALORE	BY:	[ILLEGIBLE]	TITLE:
LESSEE:		BY:	[ILLEGIBLE]	TITLE:

Lessor accepts this Lease and assigns all right title and interest in this Lease and the Vehicle described herein. and Lessor’s rights under any guaranty signed in connection with this Lease.

COPY

Oliver-Allen

Technology Leasing

EQUIPMENT SCHEDULE NO. 04-X2 DATED MARCH 1, 2004

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

LESSEE: BARBEQUES GALORE, INC. Headquarters Address: 10 Orchard Road – Suite 200 Lake Forest, CA 92630	LESSOR: U.S. BANCORP OLIVER-ALLEN TECHNOLOGY LEASING Address for Notices: 801 Larkspur Landing Circle Larkspur, CA 94939 Phone (415) 461-4600 Fax (415) 461-4675
Location of Equipment: See Attached Exhibit A
Equipment Description: Commencement Date: Total Cost: Initial Term: Rent:	See Attached Exhibit A March 1, 2004 $134,770.00 36 Months $3,682.00 plus applicable taxes

Upon execution of Equipment Schedule No.04-X2, Equipment Schedule No.04-X1 to Master Lease dated August 1, 1998 between U.S. Bancorp Oliver-Allen Technology Leasing and Barbeques Galore, Inc., will be terminated as of March 1, 2004.

CASUALTY VALUES: The Casualty Value of the Equipment shall be an amount equal to the aggregate of monthly Rent Payments remaining under the term of this Equipment Schedule, discounted at the rate of 4.0% (four percent) per annum, plus the in-place fair market value of the Equipment, calculated from the date of the Event of Loss.

MASTER LEASE: This Equipment Schedule is issued pursuant to the Master Lease identified above. All of the terms, conditions, representations and warranties of the Master Lease are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Equipment Schedule. The parties hereby reaffirm all of the terms, conditions, representations and warranties of the Master Lease except as expressly modified herein. The following Riders are attached hereto and for all purposes incorporated herein and made a part hereof: Rider No. 01

BARBEQUES GALORE, INC. As Lessee		U.S. BANCORP OLIVER-ALLEN TECHNOLOGY LEASING As Lessor

By:	/s/ Kevin Ralphs	By:	/s/ M. Peterson
Name:	KEVIN RALPHS	Name:	Margaret Peterson
Title:	C.F.O.	Title:	Director of Operations

EXHIBIT A

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN USBANCORP OLIVER-ALLEN TECHNOLOGY LEASING, AS LESSOR

AND BARBEQUES GALORE, INC., AS LESSEE

Qty	Part Number	Serial Number	Description
1	9406-810	00002DFBD	ISERIES
1	9406-810-2465		MODEL 810 PROCESSOR
1	9406-810-7406		MODEL 810 ENTERPRISE
4	9406-810-0003		NOTIFY CSO AFTER INSTALL
1	9406-810-0041		DEVICE PARITY PROTECTION-ALL FOR ISERIES
1	9406-810-0164		DIFFERENTIAL ATTACH FOR ISERIES
1	9406-810-0348		V.24/EIA232 20-FT PCI CABLE FOR ISERIES
1	9406-810-0830		4319 LOAD SOURCE SPECIFY FOR ISERIES
1	9406-810-1412		125V 6-FT LINE CORD FOR ISERIES
1	9406-810-1416		200V 14-FT LOCKING LINE CORD FOR ISERIES
1	9406-810-1454		200V 12A 14-FT IL LINE CORD FOR ISERIES
2	9406-810-1461		6M COPPER HSL CABLE FOR ISERIES
1	9406-810-1464		6M SPCN CABLE FOR ISERIES
1	9406-810-2749		PCI ULTRA MAG MEDIA CTLR FOR ISERIES
1	9406-810-2844		PCI IOP FOR ISERIES
4	9406-810-2924		ENGLISH FOR ISERIES
1	9406-810-3094		1024MB MAIN STORAGE FOR ISERIES
10	9406-810-4319		35.16GB 10K RPM DISK UNIT FOR ISERIES
1	9406-810-4525		CD-ROM FOR ISERIES
1	9406-810-4531		DVD-ROM FOR ISERIES
1	9406-810-4746		PCI TWINAXIAL WORKSTN IOA FOR ISERIES
1	9406-810-4778		PCI RAID DISK UNIT CTLR FOR ISERIES
1	9406-810-5029		SOFTWARE VERSION V5R2 FOR ISERIES
1	9406-810-5540		ATTACH TWNAXAL WKSTA CTRL FOR ISERIES
1	9406-810-5701		PCI 1GBPS ETHERNET UTP IOA FOR ISERIES
1	9406-810-7116		SYSTEM UNIT EXPANSION FOR ISERIES
1	9406-810-9749		BASE PCI 100/10 ETHERNET IOA FOR ISERIES
1	9406-810-9771		BASE PCI 2-LINE WAN W/MODEM FOR ISERIES
1	5722-AC3		CRYPTOGRAPH ACC PROV 128-BIT
1	5722-AC3-2924		ENGLISH - US U/L SBCS (ENU) FOR CRYPTOGRAPH ACC PROV 128-BIT
1	5722-AC3-5819		CRYPTOGRAPH ACC PROV 128-BIT FOR CRYPTOGRAPH ACC PROV 128-BIT
1	5722-CE3		CLIENT ENCRYPTION 128-BIT
1	5722-CE3-2924		ENGLISH - US U/L SBCS (ENU) FOR CLIENT ENCRYPTION 128-BIT

EXHIBIT A

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN USBANCORP OLIVER-ALLEN TECHNOLOGY LEASING, AS LESSOR

AND BARBEQUES GALORE, INC., AS LESSEE

Qty	Part Number	Serial Number	Description
1	5722-CE3-5819		CLIENT ENCRYPTION 128-BIT FOR CLIENT ENCRYPTION 128-BIT
1	5722-IWE		APPLICATION SERVER - EXPRESS
1	5722-IWE-1439		APPLICATION SERVER - P/PROC NC FOR APPLICATION SERVER - EXPRESS
1	5722-IWE-2924		ENGLISH - US U/L SBCS (ENU) FOR APPLICATION SERVER - EXPRESS
1	5722-IWE-5819		APPLICATION SERVER - EXPRESS FOR APPLICATION SERVER - EXPRESS
1	5722-PT1		PERFORMANCE TOOLS
1	5722-PT1-0297		PERFORMANCE TOOLS RGST, P10 FOR PERFORMANCE TOOLS
1	5722-PT1-0373		PERFORMANCE TOOLS - M RGST,P10 FOR PERFORMANCE TOOLS
1	5722-PT1-2924		ENGLISH - US U/L SBCS (ENU) FOR PERFORMANCE TOOLS
9	5722-PT1-4001		SW KEY 1ST MT DIGIT (FEATURE 4 FOR PERFORMANCE TOOLS)
4	5722-PT1-4002		SW KEY 2ND MT DIGIT (FEATURE 4 FOR PERFORMANCE TOOLS)
10	5722-PT1-4003		SW KEY 3RD MT DIGIT (FEATURE 4 FOR PERFORMANCE TOOLS)
6	5722-PT1-4004		SW KEY 4TH MT DIGIT (FEATURE 4 FOR PERFORMANCE TOOLS)
1	5722-PT1-4005		SW KEY 1ST CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
10	5722-PT1-4006		SW KEY 2ND CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
2	5722-PT1-4007		SW KEY 3RD CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
14	5722-PT1-4008		SW KEY 4TH CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
16	5722-PT1-4009		SW KEY 5TH CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
12	5722-PT1-4010		SW KEY 6TH CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
14	5722-PT1-4011		SW KEY 7TH CPU DIGIT (FEATURE FOR PERFORMANCE TOOLS)
1	5722-PT1-5819		PERFORMANCE TOOLS FOR PERFORMANCE TOOLS
1	5722-PT1-5911		PERFORMANCE TOOLS - MANAGER FOR PERFORMANCE TOOLS
1	5722-QU1		QUERY
1	5722-QU1-2924		ENGLISH - US U/L SBCS (ENU) FOR QUERY
9	5722-QU1-4001		SW KEY 1ST MT DIGIT (FEATURE 4 FOR QUERY)
4	5722-QU1-4002		SW KEY 2ND MT DIGIT (FEATURE 4 FOR QUERY)

EXHIBIT A

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN USBANCORP OLIVER-ALLEN TECHNOLOGY LEASING, AS LESSOR

AND BARBEQUES GALORE, INC., AS LESSEE

Qty	Part Number	Serial Number	Description
10	5722-QU1-4003		SW KEY 3RD MT DIGIT (FEATURE 4 FOR QUERY)
6	5722-QU1-4004		SW KEY 4TH MT DIGIT (FEATURE 4 FOR QUERY)
1	5722-QU1-4005		SW KEY 1ST CPU DIGIT (FEATURE FOR QUERY)
10	5722-QU1-4006		SW KEY 2ND CPU DIGIT (FEATURE FOR QUERY)
2	5722-QU1-4007		SW KEY 3RD CPU DIGIT (FEATURE FOR QUERY)
14	5722-QU1-4008		SW KEY 4TH CPU DIGIT (FEATURE FOR QUERY)
16	5722-QU1-4009		SW KEY 5TH CPU DIGIT (FEATURE FOR QUERY)
12	5722-QU1-4010		SW KEY 6TH CPU DIGIT (FEATURE FOR QUERY)
14	5722-QU1-4011		SW KEY 7TH CPU DIGIT (FEATURE FOR QUERY)
1	5722-QU1-5819		QUERY FOR QUERY
1	5722-SS1		OPERATING SYSTEM/400
1	5722-SS1-1390		OP/SYSTEM/400 MOD CHARGED W/HW FOR OPERATING SYSTEM/400
1	5722-SS1-2924		ENGLISH - US U/L SBCS (ENU) FOR OPERATING SYSTEM/400
9	5722-SS1-4001		SW KEY 1ST MT DIGIT (FEATURE 4 FOR OPERATING SYSTEM/400)
4	5722-SS1-4002		SW KEY 2ND MT DIGIT (FEATURE 4 FOR OPERATING SYSTEM/400)
10	5722-SS1-4003		SW KEY 3RD MT DIGIT (FEATURE 4 FOR OPERATING SYSTEM/400)
6	5722-SS1-4004		SW KEY 4TH MT DIGIT (FEATURE 4 FOR OPERATING SYSTEM/400)
1	5722-SS1-4005		SW KEY 1ST CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
10	5722-SS1-4006		SW KEY 2ND CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
2	5722-SS1-4007		SW KEY 3RD CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
14	5722-SS1-4008		SW KEY 4TH CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
16	5722-SS1-4009		SW KEY 5TH CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
12	5722-SS1-4010		SW KEY 6TH CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
14	5722-SS1-4011		SW KEY 7TH CPU DIGIT (FEATURE FOR OPERATING SYSTEM/400)
1	5722-SS1-5001		START-UP PROCESSOR 1 FOR OPERATING SYSTEM/400

EXHIBIT A

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN USBANCORP OLIVER-ALLEN TECHNOLOGY LEASING, AS LESSOR

AND BARBEQUES GALORE, INC., AS LESSEE

Qty	Part Number	Serial Number	Description
1	5722-SS1-5819		OPERATING SYSTEM/400 FOR OPERATING SYSTEM/400
1	5722-SS1-5916		PSF/400 1-45 IPM PRINT SUP FOR OPERATING SYSTEM/400
1	5722-SS1-7000		INFO CENTER, SETUP/OPS CD FOR OPERATING SYSTEM/400
1	5722-SS1-8002		SW INSTALL & BCKUP/RECV PUBS FOR OPERATING SYSTEM/400
1	5722-ST1		DB2 AND SQL DEV KIT
1	5722-ST1-0489		DB2 AND SQL DEV KIT RGST,P10 FOR DB2 AND SQL DEV KIT
1	5722-ST1-2924		ENGLISH - US U/L SBCS (ENU) FOR DB2 AND SQL DEV KIT
9	5722-ST1-4001		SW KEY 1ST MT DIGIT (FEATURE 4 FOR DB2 AND SQL DEV KIT)
4	5722-ST1-4002		SW KEY 2ND MT DIGIT(FEATURE 4 FOR DB2 AND SQL DEV KIT)
10	5722-ST1-4003		SW KEY 3RD MT DIGIT (FEATURE 4 FOR DB2 AND SQL DEV KIT)
6	5722-ST1-4004		SW KEY 4TH MT DIGIT (FEATURE 4 FOR DB2 AND SQL DEV KIT)
1	5722-ST1-4005		SW KEY 1ST CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
10	5722-ST1-4006		SW KEY 2ND CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
2	5722-ST1-4007		SW KEY 3RD CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
14	5722-ST1-4008		SW KEY 4TH CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
16	5722-ST1-4009		SW KEY 5TH CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
12	5722-ST1-4010		SW KEY 6TH CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
14	5722-ST1-4011		SW KEY 7TH CPU DIGIT (FEATURE FOR DB2 AND SQL DEV KIT)
1	5722-ST1-5819		DB2 AND SQL DEV KIT FOR DB2 AND SQL DEV KIT
1	5722-WDS		WDS/400
1	5722-WDS-2924		ENGLISH - US U/L SBCS (ENU) FOR WDS/400
9	5722-WDS-4001		SW KEY 1ST MT DIGIT (FEATURE 4 FOR WDS/400)
4	5722-WDS-4002		SW KEY 2ND MT DIGIT (FEATURE 4 FOR WDS/400)
10	5722-WDS-4003		SW KEY 3RD MT DIGIT (FEATURE 4 FOR WDS/400)
6	5722-WDS-4004		SW KEY 4TH MT DIGIT (FEATURE 4 FOR WDS/400)

EXHIBIT A

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN USBANCORP OLIVER-ALLEN TECHNOLOGY LEASING, AS LESSOR

AND BARBEQUES GALORE, INC., AS LESSEE

Qty	Part Number	Serial Number	Description
1	5722-WDS-4005		SW KEY 1ST CPU DIGIT (FEATURE FOR WDS/400)
10	5722-WDS-4006		SW KEY 2ND CPU DIGIT (FEATURE FOR WDS/400)
2	5722-WDS-4007		SW KEY 3RD CPU DIGIT (FEATURE FOR WDS/400)
14	5722-WDS-4008		SW KEY 4TH CPU DIGIT (FEATURE FOR WDS/400)
16	5722-WDS-4009		SW KEY 5TH CPU DIGIT (FEATURE FOR WDS/400)
12	5722-WDS-4010		SW KEY 6TH CPU DIGIT (FEATURE FOR WDS/400)
14	5722-WDS-4011		SW KEY 7TH CPU DIGIT (FEATURE FOR WDS/400)
1	5722-WDS-5819		WDS/400 FOR WDS/400
1	5722-WDS-5911		TOOLS - APPL DEV MANAGER FOR WDS/400
1	5722-WDS-5912		TOOLS - APPL DICT SERVICES FOR WDS/400
1	5722-WDS-5913		WDSC STANDARD ED FOR-WDS/400
1	5722-XW1		ISERIES ACCESS
1	5722-XW1-2924		ENGLISH - US U/L SBCS (ENU) FOR ISERIES ACCESS
9	5722-XW1-4001		SW KEY 1ST MT DIGIT (FEATURE 4 FOR ISERIES ACCESS
4	5722-XW1-4002		SW KEY 2ND MT DIGIT (FEATURE 4 FOR ISERIES ACCESS
10	5722-XW1-4003		SW KEY 3RD MT DIGIT (FEATURE 4 FOR ISERIES ACCESS
6	5722-XW1-4004		SW KEY 4TH MT DIGIT (FEATURE 4 FOR ISERIES ACCESS
1	5722-XW1-4005		SW KEY 1ST CPU DIGIT (FEATURE FOR ISERIES ACCESS
10	5722-XW1-4006		SW KEY 2ND CPU DIGIT (FEATURE FOR ISERIES ACCESS
2	5722-XW1-4007		SW KEY 3RD CPU DIGIT (FEATURE FOR ISERIES ACCESS
14	5722-XW1-4008		SW KEY 4TH CPU DIGIT (FEATURE FOR ISERIES ACCESS
16	5722-XW1-4009		SW KEY 5TH CPU DIGIT (FEATURE FOR ISERIES ACCESS
12	5722-XW1-4010		SW KEY 6TH CPU DIGIT (FEATURE FOR ISERIES ACCESS
14	5722-XW1-4011		SW KEY 7TH CPU DIGIT (FEATURE FOR ISERIES ACCESS
1	5722-XW1-5719		ISERIES ACCESS USER FOR ISERIES ACCESS
1	5733-AB6		APPL SERVER-EXPRESS 1 YR

EXHIBIT A

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN USBANCORP OLIVER-ALLEN TECHNOLOGY LEASING, AS LESSOR

AND BARBEQUES GALORE, INC., AS LESSEE

Qty	Part Number	Serial Number	Description
1	5733-A86-4645		APPL SERVE P/PROC SWMA NC RGST FOR APPL SERVER-EXPRESS 1 YR
1	5733-A94		MAINT FOR DB2 UDB WG SVR
5	5733-A94-4717		INCL WITH ENT EDITION FOR MAINT FOR DB2 UDB WG SVR
1	5733-LD1		DB2 UDB WG SVRED FOR LINUX
1	5733-LD1-2924		ENGLISH U/L SBCS PRIMARY FOR DB2 UDB WG SVRED FOR LINUX
5	5733-LD1-4718		INCL WITH ENT EDITION FOR DB2 UDB WG SVRED FOR LINUX
1	5733-LD1-5809		DB2 UDB WORKGRP SERVED LINUX FOR DB2 UDB WG SVRED FOR LINUX
1	5733-SU3		SWMA - 3 YR - SUB COMPONENT
1	5733-SU3-2924		ENGLISH - US U/L SBCS (ENU) FOR SWMA - 3 YR - SUB COMPONENT
1	5733-SU3-4604		SW SUB 3 YR PG P10 SWSUB3YRGRN FOR SWMA - 3 YR - SUB COMPONENT
1	5733-SU3-5809		SW SUB 3 YR RENEWABLE FOR SWMA - 3 YR - SUB COMPONENT
1	5733-SX3		SWMA - 3 YR - SUP COMPONENT
1	5733-SX3-2924		ENGLISH - US U/L SBCS (ENU) FOR SWMA - 3 YR - SUP COMPONENT
1	5733-SX3-3876		SWSPT 3-YEA PG P10 SWSPT3YRGRN FOR SWMA - 3 YR - SUP COMPONENT
1	5733-SX3-4687		SWSPT PG P10 SWSPT3YRGRN 24X7 FOR SWMA - 3 YR - SUP COMPONENT
1	5733-SX3-5809		SW SUPPORT 3-YEAR RENEWABLE FOR SWMA - 3 YR - SUP COMPONENT

Equipment Location:

Barbeques Galore, Inc.

10 Orchard Road, Suite 200

Lake Forest, CA 92630

DUPLICATE

OLIVER-ALLEN TECHNOLOGY LEASING

RIDER NO. 01

PURCHASE AGREEMENT

TO EQUIPMENT SCHEDULE NO. 04-X2

TO MASTER LEASE DATED AS OF AUGUST 1, 1998

BETWEEN U.S. BANCORP OLIVER-ALLEN TECHNOLOGY LEASING (“LESSOR”)

AND BARBEQUES GALORE, INC. (“LESSEE”)

This Rider is issued pursuant to the Equipment Schedule and Master Lease identified above. All of the terms, conditions, representations and warranties of the Equipment Schedule and Master Lease are hereby incorporated herein and made a part hereof with the exception of the following:

A)	PURCHASE OPTION

(i) Notwithstanding any provision contained in the Master Lease or the Schedule to the contrary, upon expiration of the lease term set forth in the Schedule (the “Initial Term”) and payment by Lessee of all rentals set forth in the Schedule, and provided that no Event of Default (as defined in the Master Lease) shall have occurred and be continuing, Lessee, must purchase all of the Lessor’s right, title and interest in and to all, but not less than all, of the equipment described in and covered by the Schedule (the “Equipment”) for a purchase price equal to the lesser of the Fair Market Value or twenty-thousand and no/100 dollars ($20,000.00), Lessee shall notify Lessor in writing of Lessee’s intention to exercise such option at least ninety (90) days prior to the expiration of the Initial Term and shall deliver to Lessor on or before the expiration of the Initial Term payment of the purchase price plus applicable taxes in cash or by certified or bank cashier’s check.

Except as amended hereby, the Master Lease and the Schedule shall remain in full force and effect, and are in all respects ratified and affirmed.

BARBEQUES GALORE, INC. as Lessee		U.S. BANCORP OLIVER-ALLEN TECHNOLOGY LEASING as Lessor
By:	/s/ Kevin Ralphs	By:	M. Peterson
Name	KEVIN RALPHS	Name:	Margaret Peterson
Title	C.F.O	Title:	Director of Operations

PURCHREN.AGM 1192

SCHEDULE 4(h)

PERMITTED LIENS

Debtor Name	Jurisdiction	File No. and Date	Secured Party	Collateral	Search Thru Date	Status
STATE OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

BARBEQUES GALORE, INC.	SOS, CA (UCC, Tax Liens, Judgments)	200001260686 1-6-00	Canon Financial Services, Inc.	Lease filing (specific equipment)

		200014060524 5-15-00	Oliver Allen Corporation	Lease filing (specific equipment)

		200018760563 6/28/00	Crown Credit Co.	Lift

		200021760413 7-31-00	Crown Credit Company	Lift

		200025161297 8-29-00	Crown Credit Company	Lift

		200028060628 9-27-00	US Bancorp Oliver Allen Technology Leasing	Lease filing (specific equipment)

		200119360095 7-6-01	Canon Financial Services, Inc.	Lease filing (specific equipment)

		200214260754 5-21-02	U.S. Bancorp Oliver Allen Technology Leasing	Lease filing (specific equipment)

		200227760059 10-3-02	Crown Credit Company	Lift

		200227760101 10-3-02	Crown Credit Company	Lift

		200227760112 10-3-02	Crown Credit Company	Lift

		200228860931 10-11-02	Crown Credit Company	Lift

		200415760518 05/25/2004	Canon Financial Services, Inc.	Specific equipment.

STATES OF OTHER COLLATERAL LOCATIONS

BARBEQUES GALORE, INC.	SOS, AZ (UCC, Tax Liens)	10525370 2-5-99	ANZ Capel Court Limited	Blanket

BNFY 173910v4

Debtor Name	Jurisdiction	File No. and Date	Secured Party	Collateral	Search Thru Date	Status
		11530600 12-19-00	Sunwest Appliance Distributing	Consignment filing

BARBEQUES GALORE, INC.	DA&T, MD (UCC)	00391000000474 72 2/5/99	ANZ Capel Court Limited	Blanket	11/01/2004

	SOS, NC (UCC, Tax Liens)	20000047701 5-9-00	Crown Credit Company	Lift	11/04/2004

		20000058351 6-8-00	Crown Credit Company	Lift

		20000075291 7-27-00	Crown Credit Company	Lift

		20000077963 8-3-00	Crown Credit Company	Lift

BNFY 173910v4

SCHEDULE 4(I)

PERMITTED PAYMENTS

Redemption of Preferred Stock held by Galore Group (International) Pty. Limited 5,000,000 shares @ $1.00 par value	$5,000,000.00

Repayment of working capital funds advanced by G.L.G. Australia Pty. Limited.	$1,500,000.00

Repayment of funds advanced by G.L.G. Australia Pty. Limited for purposes of acquiring the two franchised stores in Atlanta	$500,000.00

Total	$7,000,000.00

Remittance of these funds to:

G.L.G. Australia Pty. Limited.

ANZ Banking Group – Auburn Branch

Auburn, NSW Australia

BSB #012-220

FBO: Galore Group (International) Pty. Ltd., and G.L.G. Australia Pty. Ltd.

Acct. #775 383 684

SCHEDULE 6.1

FINANCING STATEMENT JURISDICTIONS; CONSIGNED GOODS

Financing Statement and Fixture Filings:	(a)	State of California San Diego County

	(b)	State of California San Diego County

Consigned Goods:	(a)	None reported by Borrower

	(b)	None reported by Borrower

BNFY 173910v4